                                                                  EXECUTION COPY

                                                                   Exhibit 10.38


================================================================================


                              SECURITY AGREEMENT

                                     among

                     AMERICREDIT MTN RECEIVABLES TRUST II,

                                 as the Debtor

                     AMERICREDIT FINANCIAL SERVICES, INC.,

                       Individually and as the Servicer

                           AMERICREDIT MTN CORP. II,

                                 Individually

                                      and

                           THE CHASE MANHATTAN BANK

          as the Collateral Agent and as the Securities Intermediary

                                  Dated as of
                                 June 12, 2001


================================================================================

                               TABLE OF CONTENTS


                                                                                                            Page
                                                                                                            ----
ARTICLE I DEFINITIONS; THE NOTE.............................................................................   1

   SECTION 1.1.    Certain Defined Terms....................................................................   1
   SECTION 1.2.    Other Terms..............................................................................  30
   SECTION 1.3.    Computation of Time Periods..............................................................  30
   SECTION 1.4.    Form of Notes............................................................................  30
   SECTION 1.5.    Execution, Authentication and Delivery...................................................  30
   SECTION 1.6.    Registration; Registration of Transfer and Exchange......................................  31
   SECTION 1.7.    Mutilated, Destroyed, Lost or Stolen Notes...............................................  32
   SECTION 1.8.    Persons Deemed Owner.....................................................................  33
   SECTION 1.9.    Cancellation.............................................................................  33
   SECTION 1.10.   Maintenance of Office or Agency..........................................................  34

ARTICLE II GRANT OF SECURITY INTEREST AND SETTLEMENTS.......................................................  34

   SECTION 2.1.    Grant of Security Interest...............................................................  34
   SECTION 2.2.    Note Interest, Premium Amounts, Fees and Other Costs and Expenses........................  35
   SECTION 2.3.    Monthly Flow of Funds....................................................................  35
   SECTION 2.4.    Prepayments..............................................................................  37
   SECTION 2.5.    Liquidation Settlement Procedures........................................................  37
   SECTION 2.6.    Protection of Interest of the Collateral Agent...........................................  37
   SECTION 2.7.    Deemed Collections; Application of Payments..............................................  39
   SECTION 2.8.    Payments and Computations, Etc...........................................................  39
   SECTION 2.9.    Reports..................................................................................  40
   SECTION 2.10.   Collection Account.......................................................................  40
   SECTION 2.11.   Funding Account..........................................................................  41
   SECTION 2.12.   Yield Supplement Account; Withdrawals; Releases..........................................  43
   SECTION 2.13.   [Intentionally Omitted]..................................................................  45
   SECTION 2.14.   [Intentionally Omitted]..................................................................  45
   SECTION 2.15.   Reserve Account; Withdrawals; Releases...................................................  45
   SECTION 2.16.   Optional Release.........................................................................  46
   SECTION 2.17.   Delivery of Collateral.  With respect to the Collateral, the Debtor and the
                   Collateral Agent hereby agree that:......................................................  47

ARTICLE III REPRESENTATIONS AND WARRANTIES..................................................................  48

   SECTION 3.1.    Representations and Warranties of the Debtor, AmeriCredit and AMTN.......................  48
   SECTION 3.2.    Representations and Warranties of the Servicer...........................................  51

ARTICLE IV CONDITIONS PRECEDENT.............................................................................  53

   SECTION 4.1.    Conditions to Closing....................................................................  53

ARTICLE V COVENANTS.........................................................................................  56

   SECTION 5.1.    Affirmative Covenants of the Debtor and AmeriCredit......................................  56
   SECTION 5.2.    Negative Covenants of Debtor, AMTN and AmeriCredit.......................................  60
   SECTION 5.3.    Hedging Arrangements.....................................................................  63
   SECTION 5.4.    Affirmative Covenants of the Servicer....................................................  64
   SECTION 5.5.    Negative Covenants of the Servicer.......................................................  65

ARTICLE VI TERMINATION AND AMORTIZATION EVENTS; OPTIONAL TERMINATION........................................  66

   SECTION 6.1.    Termination and Amortization Events......................................................  66
   SECTION 6.2.    Termination..............................................................................  70
   SECTION 6.3.    Optional Redemption of Note..............................................................  70

   SECTION 6.4.    Optional Purchase of All Receivables.....................................................  71
   SECTION 6.5.    Proceeds.................................................................................  71

ARTICLE VII THE COLLATERAL AGENT............................................................................  71

   SECTION 7.1.    Duties of the Collateral Agent...........................................................  71
   SECTION 7.2.    Compensation and Indemnification of Collateral Agent.....................................  72
   SECTION 7.3.    [Intentionally Omitted]..................................................................  72
   SECTION 7.4.    Liability of the Collateral Agent........................................................  72
   SECTION 7.5.    [Intentionally Omitted]..................................................................  75
   SECTION 7.6.    Limitation on Liability of the Collateral Agent and Others...............................  75

ARTICLE VIII THE SECURITIES INTERMEDIARY....................................................................  75

   SECTION 8.1.    Duties of the Securities Intermediary....................................................  75
   SECTION 8.2.    Representations, Warranties and Covenants of the Securities Intermediary.................  75
   SECTION 8.3.    Governing Law for Certain Securities Intermediary Matters................................  76

ARTICLE IX MISCELLANEOUS....................................................................................  77

   SECTION 9.1.    Term of Agreement........................................................................  77
   SECTION 9.2.    Waivers; Amendments......................................................................  77
   SECTION 9.3.    Notices..................................................................................  77
   SECTION 9.4.    Governing Law; Submission to Jurisdiction; Waiver of Jury Trial; Integration;
                   Appointment of Agent for Service of Process..............................................  80
   SECTION 9.5.    Counterparts; Severability...............................................................  80
   SECTION 9.6.    Successors and Assigns...................................................................  81
   SECTION 9.7.    Waiver of Confidentiality................................................................  81
   SECTION 9.8.    Confidentiality Agreement................................................................  81
   SECTION 9.9.    No Bankruptcy Petition Against the Purchaser, AMTN, or the Debtor........................  81
   SECTION 9.10.   Further Assurances.......................................................................  81
   SECTION 9.11.   Characterization of the Transactions Contemplated by the Agreement; Tax Treatment........  82
   SECTION 9.12.   Responsibilities of the Debtor...........................................................  82
   SECTION 9.13.   Headings.................................................................................  82
   SECTION 9.14.   Limitation on Liability..................................................................  82
   SECTION 9.15.   Binding Effect...........................................................................  83
   SECTION 9.16.   Effect of Note Insurer Default...........................................................  83

                                   EXHIBITS

EXHIBIT A    List of Lock-Box Banks and Lock-Box Accounts
EXHIBIT B    Form of Lock-Box Agreement
EXHIBIT C    Form of Note
EXHIBIT D    Form of Investor Representation Letter
EXHIBIT E    List of Actions and Suits
EXHIBIT F    Schedule of Locations of Records
EXHIBIT G    List of Subsidiaries, Divisions and Tradenames
EXHIBIT H    [Intentionally Omitted]
EXHIBIT I    Form of Secretary's Certificate
EXHIBIT J    [Intentionally Omitted]
EXHIBIT K    Form of Take-Out Notice
EXHIBIT L    Form of Delivery Notice
EXHIBIT M    Cumulative Net Loss Table
EXHIBIT N    Delinquency Ratio Table
EXHIBIT O    Default Ratio Table
EXHIBIT P    Collateral Agent's Fee Schedule
EXHIBIT Q    Trustee's Fee Schedule

                              SECURITY AGREEMENT

          SECURITY AGREEMENT (as amended, supplemented or otherwise modified from time to time, this "Agreement"), dated as of June 12, 2001, by and among
                         ---------
AMERICREDIT MTN RECEIVABLES TRUST II, a Delaware business trust, as debtor (in such capacity, the "Debtor"), AMERICREDIT FINANCIAL SERVICES, INC., a Delaware
                    ------
corporation ("AmeriCredit"), individually and in its capacity as Servicer (in
              -----------
such capacity, the "Servicer"), AMERICREDIT MTN CORP. II, a Delaware corporation
                    --------
("AMTN"), individually, and THE CHASE MANHATTAN BANK, a New York banking
  ----
corporation ("The Chase Manhattan Bank"), individually and as collateral agent for the Secured Parties (in such capacity, the "Collateral Agent") and as
                                                ----------------
securities intermediary (in such capacity, the "Securities Intermediary").
                                                -----------------------

                            PRELIMINARY STATEMENTS
                            ----------------------

          WHEREAS, subject to the terms and conditions of this Agreement, the Debtor desires to grant a security interest in and to the Receivables and related property including the Debtor's interest in certain retail automotive installment sales contracts and loans or promissory notes secured by automobiles;

          WHEREAS, pursuant to the Note Purchase Agreement, the Debtor has issued the Note to the Purchaser and will be obligated to the holder of the Note to pay the principal of and interest on the Note in accordance with the terms thereof;

          MBIA Insurance Corporation (the "Note Insurer"), a New York stock
                                           ------------
insurance company, has issued and delivered a note guaranty insurance policy, dated the Closing Date (with endorsements and exhibits, the "Note Policy"),
                                                             -----------
pursuant to which the Note Insurer guarantees Insured Payments, as defined in the Note Policy.

          As an inducement to the Note Insurer to issue and deliver the Note Policy, the Debtor and the Note Insurer have executed and delivered the Insurance Agreement, dated as of June 12, 2001 (as amended from time to time, the "Insurance Agreement"), among the Note Insurer, the Debtor, AmeriCredit, the
     --------- ---------
Servicer, the Collateral Agent and AMTN.

          As an additional inducement to the Note Insurer to issue the Note Policy, and as security for the performance by the Debtor of its obligations hereunder the Debtor has agreed to assign the Collateral (as defined below) as collateral to the Collateral Agent for the benefit of the Secured Parties, as their respective interests may appear.

          NOW, THEREFORE, the parties hereto hereby agree as follows:

                                   ARTICLE I

                             DEFINITIONS; THE NOTE

     SECTION 1.1.   Certain Defined Terms.  As used in this Agreement, the
                    ---------------------
following terms shall have the following meanings:

          "ABS" means the assumed rate of prepayments on the Receivables for
           ---
each Settlement Period based upon the "Absolute Prepayment Model", applied in accordance with current market standards.

          "Account(s)" means, singularly, each of the Lock-Box Account, the
           ----------
Collection Account, the Funding Account, the Reserve Account and the Yield Supplement Account, and, collectively, all such Accounts.

          "Accrual Period" means, with respect to each MTN Payment Date other
           --------------
than the first MTN Payment Date, the period commencing on the prior MTN Payment Date and ending on the day immediately preceding such MTN Payment Date and, with respect to the first MTN Payment Date, the period commencing on the Closing Date and ending on the day immediately preceding such first MTN Payment Date.

          "Adjusted EBITDA" means, with respect to AmeriCredit Corp., earnings
           ---------------
before interest, taxes, depreciation, and amortization, plus cash distributions from the trusts created in connection with securitizations sponsored by AmeriCredit (i.e., residual interest income) minus any non-cash gain on the sale of receivables.

          "Administrative Agent" means MBIA, as agent for the Purchaser, and any
           --------------------
successor thereto appointed pursuant to the Note Purchase Agreement.

          "Adverse Claim" means a lien, security interest, charge or
           -------------
encumbrance, or other right or claim in, of or on any Person's assets or properties in favor of any other Person (including any UCC financing statement or any similar instrument filed against such Person's assets or properties).

          "Affected Assets" means, collectively, the Receivables and the Related
           ---------------
Security, Collections and Proceeds relating thereto.

          "Affiliate" means, with respect to any Person, any other Person
           ---------
directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of voting stock, by contract or otherwise.

          "Aggregate Outstanding Balance" means, with respect to any group of
           -----------------------------
Receivables as of any date, the sum of the Outstanding Balances of all such Receivables as of the close of business on the immediately preceding date.

          "AMTN" means AmeriCredit MTN Corp. II, a Delaware corporation, and its
           ----
successors and assigns.

          "AmeriCredit" means AmeriCredit Financial Services, Inc., a Delaware
           -----------
corporation, and its successors and assigns.

          "AmeriCredit Corp." means AmeriCredit Corp., a Texas corporation, and
           -----------------
its successors and assigns.

          "AmeriCredit Score" means, with respect to a Receivable, the credit
           -----------------
score for the related Obligor, determined in accordance with the Credit and Collection Policy.

          "Amortization Period" means the period commencing on the earlier to
           -------------------
occur of (i) the date on which the Regular Amortization Period commences or (ii) the date on which the Rapid Amortization Period commences and ending on the later of (x) the date on which the Net Investment is reduced to zero and there are no amounts outstanding to the Note Insurer and (y) the Final Maturity Date.

          "Amortization Period Reserve Percentage" means,
           --------------------------------------

          (x) with respect to any date of determination which occurs after the commencement of the Amortization Period and prior to the seventh
               (7th) Remittance Date during the Amortization Period:

               (i) 7.0% if the Portfolio Net Loss Ratio calculated as of the most recent Determination Date is less than 5.00%.

               (ii) 8.0%, if the Portfolio Net Loss Ratio calculated as of the most recent Determination Date is greater than or equal to 5.00% but less than 6.00%.

               (iii) 9.0%, if the Portfolio Net Loss Ratio calculated as of the most recent Determination Date is greater than or equal to 6.00% but less than 7.00%.

               (iv) 10.0%, if the Portfolio Net Loss Ratio calculated as of the most recent Determination Date is greater than or equal to 7.00% but less than 7.50%.

               (v) 11.0%, if the Portfolio Net Loss Ratio calculated as of the most recent Determination Date is greater than or equal to 7.50%; and

          (y) with respect to any date of determination occurring on and after the seventh (7th) Remittance Date during the Amortization Period, the applicable percentage set forth in the numbered clauses (i) through (v) in paragraph (x) above calculated with respect to the
               (6th) Remittance Date.

          "Amount Financed" means, with respect to a Receivable, the aggregate
           ---------------
amount of credit extended under the Contract related to such Receivable to pay, or to refinance, the purchase price of or outstanding balance with respect to the Financed Vehicle and related costs, including amounts advanced in respect of accessories, insurance premiums, service and warranty contracts, other items customarily financed as part of retail automobile installment sales contracts or promissory notes, and related costs.

          "Annualized Net Loss Ratio" means, as of any date of determination,
           -------------------------
the ratio (expressed as a percentage), computed by dividing "A" by "B", and then multiplying the result by "C" where:

          "A" is equal to the Monthly Net Losses for all Receivables held as Collateral which have occurred during six Settlement Periods immediately preceding such date divided by the average Aggregate Outstanding Balance of all Receivables held as Collateral during such six-month period;

          "B" is equal to the actual number of days in such six-month period;
          and

          "C" is equal to the actual number of days in the Servicer's fiscal year in which the most recently-ended Settlement Period occurred.

          "Annual Percentage Rate" or "APR" means, with respect to a Receivable,
           ----------------------      ---
the rate per annum of finance charges stated in the Contract related to such Receivable as the "annual percentage rate" (within the meaning of the Federal Truth-in-Lending Act). If, after the applicable Delivery Date, the rate per annum with respect to a Receivable as of such Delivery Date is reduced as a result of (a) an insolvency proceeding involving the related Obligor or (b) pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, "Annual Percentage Rate" or "APR" shall refer to such reduced rate.

          "Authorized Officer" means, with respect to the Debtor, any officer,
           ------------------
or agent acting pursuant to a power of attorney of the Debtor, who is authorized to act for the Debtor, in matters relating to the Debtor and who is identified on the list of Authorized Officers delivered by the Debtor to the Collateral Agent on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

          "Available Funds" means, with respect to any Remittance Date, the
           ---------------
aggregate amount then on deposit in the Collection Account which represents the amounts described in clause (i), (ii), (iii) and (iv) of Section 2.10(a) hereof on such Remittance Date.

          "Bankruptcy Code" means the Bankruptcy Reform Act of 1978 (11 U.S.C.)
           ---------------
(S)(S) 101 et seq., as amended.

          "Benefit Plan" means any employee benefit plan as defined in Section
           ------------
3(3) of ERISA in respect of which the Debtor, AmeriCredit, AMTN or any ERISA Affiliate of the Debtor, AmeriCredit or AMTN is, or at any time during the immediately preceding six years was, an "employer" as defined in Section 3(5) of ERISA.

          "Borrowing Base" means, as of any Borrowing Base Determination Date,
           --------------
the sum of (x) the product of (i) 95% and (ii) the Net Receivables Balance as of the close of business on such Borrowing Base Determination Date after taking into account all Facility Activity on such Borrowing Base Determination Date plus (y) the amount on deposit in the Funding Account at the close of business on such Borrowing Base Determination Date after taking into account all Facility Activity on such Borrowing Base Determination Date plus (z) the amount on deposit in the Collection Account with respect to principal at the close of business on such Borrowing Base Determination Date after taking into account all Facility Activity on such Borrowing Base Determination Date.

          "Borrowing Base Determination Date" means each of the following dates:
           ---------------------------------
(i) the last day of each Settlement Period, (ii) each Take-Out Date and (iii) each Receivables Delivery Date.

          "Business Day" means any day excluding Saturday, Sunday and any day on
           ------------
which banks in New York, New York, Fort Worth, Texas or London England are authorized or required by law to close.

          "Capitalized Lease" of a Person means any lease of property by such
           -----------------
Person as lessee which would be capitalized on a balance sheet of such Person prepared in accordance with GAAP.

          "Certificateholders" means the holders of the Class A Certificates and
           ------------------
the Class B Certificates issued under the Trust Agreement. The Debtor shall inform the Collateral Agent and the Note Insurer in writing of the identity of the Certificateholders.

          "Class A Certificates" means the Class A Certificates issued under the
           --------------------
Trust Agreement.

          "Class B Certificates" means the Class B Certificates issued under the
           --------------------
Trust Agreement.

          "Closing Date" means June 12, 2001.
           ------------

          "Code" means the Internal Revenue Code of 1986, as amended.
           ----

          "Collateral" has the meaning specified in Section 2.1 hereof.
           ----------

          "Collateral Agent" means The Chase Manhattan Bank, as collateral agent
           ----------------
for the Secured Parties, and its successors and assigns.

          "Collateral Agent Accounts" has the meaning described in Section
           -------------------------
8.2(i) hereof.

          "Collection Account" means the account established by the Collateral
           ------------------
Agent, for the benefit of the Secured Parties, pursuant to Section 2.10.

          "Collections" means, with respect to any Receivable, all cash
           -----------
collections and other cash proceeds (including liquidation proceeds) of such Receivable, including, without limitation, all Finance Charges, if any, and any refunded portion of extended warranty protection plan costs or of insurance costs (for example, physical damage, credit life or disability) included in the original amount financed under such Receivable, and cash proceeds of Related Security with respect to such Receivable.

          "Contract" means any and all retail installment sales contracts or
           --------
installment notes and security agreements relating to the sale or refinancing of a new or used automobile, light duty truck, van or minivan and other writings related thereto now existing and hereafter created or acquired by AmeriCredit or AMTN and assigned from time to time to the Debtor pursuant to the Master Receivables Purchase Agreement.

          "Cram Down Loss" has the meaning given such term in the Servicing and
           --------------
Custodian Agreement.

          "Credit and Collection Policy" means the Servicer's credit and
           ----------------------------
collection policy or policies and practices relating to automobile installment sales contracts, existing on the date hereof and in effect from time to time in compliance with Section 5.2(d).

          "Credit Score Based Reserve Percentage" means, with respect to the
           -------------------------------------
Amortization Period, the applicable percentage set forth in the numbered clauses
(i) through (v) below:

          (i) 7% if the Weighted Average AmeriCredit Score of all Eligible Receivables as of the commencement of the Amortization Period, after taking into account all Facility Activity on such date is greater than or equal to 227.00; or

          (ii) 8%, if the Weighted Average AmeriCredit Score of all Eligible Receivables as of the commencement of the Amortization Period, after taking into account all Facility Activity on such date is greater than or equal to
   226.00 but less than 227.00; or

          (iii) 9%, if the Weighted Average AmeriCredit Score of all Eligible Receivables as of the commencement of the Amortization Period, after taking into account all Facility Activity on such date is greater than or equal to
   224.00 but less than 226.00; or

          (iv) 10%, if the Weighted Average AmeriCredit Score of all Eligible Receivables as of the commencement of the Amortization Period, after taking into account all Facility Activity on such date is greater than or equal to
   222.00 but less than 224.00; or

          (v) 11%, if the Weighted Average AmeriCredit Score of all Eligible Receivables as of the commencement of the Amortization Period, after taking into account all Facility Activity on such date is less than 222.00.

          "Cumulative Net Loss" means, for any Receivables Pool or the Regular
           -------------------
Amortization Receivables Pool, as appropriate, the positive difference between
(i) the sum of (A) the Aggregate Outstanding Balance of all Liquidated Receivables plus (B) aggregate Cram Down Losses minus (ii) Liquidation Proceeds received with respect to the Receivables described in clause (i).

          "Cumulative Net Loss Ratio" means, for any Receivables Pool, the
           -------------------------
ratio, expressed as a percentage, computed by dividing:

          (a) the sum (without duplication) of (i) Cumulative Net Losses and
          (ii) the product of (x) 0.50 and (y) the Aggregate Outstanding Balance of all Receivables which are more than ninety (90) days past due as of the end of the related Settlement Period;

          by
          --

          (b) the aggregate initial principal balance for the related Receivables Pool.

          "Debtor" means AmeriCredit MTN Receivables Trust II, a Delaware
           ------
business trust, and its successors and permitted assigns.

          "Debtor Order" means a written order or request signed in the name of
           ------------
the Debtor by any one of its Authorized Officers and delivered to the Collateral Agent.

          "Defaulted Receivable" means a Receivable with respect to which (i)
           --------------------
all or any portion in excess of 5% of a Scheduled Payment is more than 90 days past due, (ii) the Servicer has repossessed the related Financed Vehicle (and any applicable redemption period has expired), or (iii) such Receivable is in default and the Servicer has charged-off such Receivable in accordance with the Credit and Collection Policy or otherwise has determined in good faith that payments thereunder are not likely to be resumed.

          "Default Ratio" means a fraction, expressed as a percentage, the
           -------------
numerator of which is the Aggregate Outstanding Balance of all Defaulted Receivables since the commencement of the Regular Amortization Period and the denominator of which is the Initial Regular Amortization Receivables Pool Balance.

          "Deficiency Amount" has the meaning specified in the Note Policy.
           -----------------

          "Delinquency Ratio" means, the ratio (expressed as a percentage)
           -----------------
computed by dividing:

          (a) the Aggregate Outstanding Balance of all Receivables which were Delinquent Receivables as of the close of business on the last day of the related Settlement Period.

          by
          --

          (b) the sum of the Aggregate Outstanding Balance of all Receivables as of the close of business on the first day of the related Settlement Period.

          "Delinquent Receivable" means a Receivable with respect to which 5% or
           ---------------------
more of a scheduled payment is more than sixty (60) days past due (excluding (i) Receivables which the Servicer has repossessed the related Financed Vehicle and
(ii) Receivables which have become Liquidated Receivables).

          "Delivery" when used with respect to Collateral means:
           --------

          (a) with respect to bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute instruments and are susceptible of physical delivery ("Physical Property"):

               (i) transfer of possession thereof to the Collateral Agent, endorsed to, or registered in the name of, the Collateral Agent or its nominee or endorsed in blank;

          (b)  with respect to a certificated security:

               (i)  delivery thereof in bearer form to the Collateral Agent; or

               (ii) delivery thereof in registered form to the Collateral Agent; and

                    (A) the certificate is endorsed to the Collateral Agent or in blank by effective endorsement; or

                    (B) the certificate is registered in the name of the Collateral Agent, upon original issue or registration of transfer by the issuer;

          (c)  with respect to an uncertificated security:

               (i) the delivery of the uncertificated security to the Collateral Agent; or

               (ii) the issuer has agreed that it will comply with instructions originated by the Collateral Agent without further consent by the registered owner;

          (d) with respect to any security issued by the U.S. Treasury that is a book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations:

               (i) a Federal Reserve Bank by book entry credits the book-entry security to the securities account (as defined in 31 CFR Part
               357) of a participant (as defined in 31 CFR Part 357) which is also a Securities Intermediary; and

               (ii) the participant indicates by book entry that the book-entry security has been credited to the Collateral Agent's securities account;

          (e)  with respect to a security entitlement:

               (i)  the Collateral Agent becomes the entitlement holder; or

               (ii) the Securities Intermediary has agreed that it will comply with entitlement orders originated by the Collateral Agent without further consent by the entitlement holder;

          (f)  for the purpose of clauses (b) and (c) hereof "delivery" means:

               (i)  with respect to a certificated security:

                    (A)  the Collateral Agent acquires possession thereof;

                    (B) another person (other than a Securities Intermediary) either acquires possession thereof on behalf of the Collateral Agent or, having previously acquired possession thereof, acknowledges that it holds for the Collateral Agent; or

                    (C) a Securities Intermediary acting on behalf of the Collateral Agent acquires possession of thereof, only if the certificate is in registered form and has been specially endorsed to the Collateral Agent by an effective endorsement;

               (ii) with respect to an uncertificated security:

                    (A) the issuer registers the Collateral Agent as the registered owner, upon original issue or registration of transfer; or

                    (B) another person (other than a Securities Intermediary) either becomes the registered owner thereof on behalf of the Collateral Agent or, having previously become the registered owner, acknowledges that it holds for the Collateral Agent;

          (g) for purposes of this definition, except as otherwise indicated, the following terms shall have the meaning assigned to each such term in the UCC:

               (i)    "certificated security";

               (ii)   "effective endorsement";

               (iii)  "entitlement holder";

               (iv)   "instrument";

               (v)    "securities account";

               (vi)   "securities entitlement";

               (vii)  "Securities Intermediary"; and

               (viii) "uncertificated security";

          (h) in each case of Delivery contemplated herein, the Collateral Agent shall make appropriate notations on its records, and shall cause the same to be made on the records of its nominees, indicating that securities are held in trust pursuant to and as provided in this Agreement.

          "Delivery Date" means the date on which a Receivables Delivery occurs.
           -------------

          "Delivery Notice" means the notice, substantially in the form attached
           ---------------
hereto as Exhibit L, furnished by the Debtor in accordance with Section 2.11(b)(1).

          "Depositary" has the meaning set forth in 31 C.F.R. 306.118 or similar
           ----------
federal regulations governing the transfer of securities issued by the United States Treasury which are maintained in book-entry form.

          "Determination Date" means, with respect to each Remittance Date, the
           ------------------
second Business Day preceding such Remittance Date, notwithstanding anything else to the contrary herein, the Determination Date for any month in which any repayment of principal is to be made by the Debtor (currently expected to begin in June 2004) shall be the 11th Business Day prior to the MTN Payment Date in such month.

          "Eligible Collateral" means, collectively, Eligible Receivables,
           -------------------
Eligible Investments credited to the Funding Account, and Eligible Investments credited to the Collection Account.

          "Eligible Deposit Account" means a segregated trust account with the
           ------------------------
corporate trust department of a depository institution acceptable to the Note Insurer organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account, so long as any of the securities of such depository institution have a long term unsecured debt rating of "AA" or higher from S&P and "Aa2" or higher by Moody's and in the highest short-term rating category by S&P and Moody's or is otherwise acceptable to the Note Insurer. Each Eligible Deposit Account created hereunder shall be established as follows: "[name of account], The Chase Manhattan Bank, as Collateral Agent".

          "Eligible Investments" means any of the following (a) negotiable
           --------------------
instruments or securities represented by instruments in bearer or registered or in book-entry form which evidence (i) obligations fully guaranteed by the United States; (ii) time deposits in, or bankers acceptances issued by, any depository institution or trust company incorporated under the laws of the United States or any state thereof and subject to supervision and examination by Federal or state banking or depository institution authorities; provided, however, that at the
                                               --------  -------
time of investment or contractual commitment to invest therein, the certificates of deposit or short-term deposits, if any, or long-term unsecured debt obligations (other than such obligation whose rating is based on collateral or on the credit of a Person other than such institution or trust company) of such depository institution or trust company has a credit rating from Moody's and S&P of at least "P-1" and "A-1", respectively, in the case of the certificates of deposit or short-term deposits, or a rating not lower than one of the two highest investment categories granted by Moody's and by S&P; (iii) certificates of deposit having, at the time of investment or contractual commitment to invest therein, a rating from Moody's and S&P of at least "P-1" and "A-1", respectively; or (iv) investments in money market funds rated in the highest investment category or otherwise approved in writing by the applicable rating agencies; (b) demand deposits in any depository institution or trust company referred to in (a)(ii) above; (c) commercial paper (having original or remaining maturities of no more than 31 days) having, at the time of investment or contractual commitment to invest therein, a credit rating from Moody's and S&P of at least "P-1" and "A-1", respectively; (d) Eurodollar time deposits having a credit rating from Moody's and S&P of at least "P-1" and "A-1", respectively; and (e) repurchase agreements involving any of the Eligible Investments described in clauses (a)(i), (a)(iii) and (d) hereof, so long as the other party to the repurchase agreement has at the time of investment therein, a rating from Moody's and S&P of at least "P-1" and "A-1", respectively.

          "Eligible Receivable" means, at any time, any Receivable:
           -------------------

               (i) (A) which shall have been originated by AmeriCredit directly with an Obligor or through an automobile dealer or Third Party Lender approved in accordance with AmeriCredit's standard operating procedures and which has been acquired from a Dealer by means of a Dealer Agreement or a Dealer Assignment (as defined in the Servicing Agreement), which dealer shall be located in the United States and which, together with the Contract related thereto, if originated by a dealer, shall have been validly assigned by such dealer to AmeriCredit and which assignment, if part of a bulk sale by such dealer to AmeriCredit, shall have been approved in writing by the Note Insurer, or pursuant to the terms of such Contract, for the retail sale or refinancing of the related Financed Vehicle in the ordinary course of its business, shall have been fully and properly executed by the parties thereto, and shall have been advanced directly to or for the benefit of the Obligor for the purchase or refinancing of the related Financed Vehicle, (B) which shall have been sold by AmeriCredit or AMTN to the Debtor pursuant to the Master Receivables Purchase Agreement, and to which the Debtor has good and marketable title thereto, free and clear of all Adverse Claims, and (C) the Contract related to which contains customary and enforceable provisions such that the rights and remedies of the holder thereof shall be adequate for the realization against the collateral of the benefits of the security provided thereby;

               (ii) which (together with the Collections and Related Security related thereto) has been the subject of the grant of a first priority perfected security interest therein (and in the Collections and Related Security related thereto) to the Collateral Agent for the benefit of the Secured Parties, effective until the termination of this Agreement;

               (iii) the Obligor of which (A) is a United States resident and is recorded in the Servicer's records as having a United States billing address or is a member of the U.S. military and is recorded in the Servicer's records as having an overseas U.S. military base address, (B) is a natural person, (C) is not an Affiliate of any of the parties hereto, and (D) is not a government or a governmental subdivision or agency or any other governmental entity;

               (iv) which is not a Defaulted Receivable at the time of the related Receivables Delivery hereunder;

               (v) (A) during the Revolving Period with respect to which 5% or more of a scheduled payment is not more than thirty (30) days past due and
(B) during the Amortization Period, with respect to which 5% or more of a scheduled payment is not more than 30 days past due as of the date the Amortization Period commences;

               (vi) the Contract related to which provides for level monthly payments (provided that the payment in the first or last month in the life of
          --------
the Receivable may be minimally different from such level payment) that fully amortizes the Amount Financed over the original term and yields interest at the related APR;

               (vii) the Contract related to which provides for the calculation of interest payable thereunder under either the "simple interest" or "Rule of 78's" or the "sum of the periodic time balances" method;

               (viii) the Contract related to which provides for no more than 72 monthly payments;

               (ix) which is an "eligible asset" as defined in Rule 3a-7 under the Investment Company Act of 1940, as amended;

               (x) which is "chattel paper" within the meaning of Article 9 of the UCC of all applicable jurisdictions and, which is secured by a first priority perfected lien on the related Financed Vehicle, free and clear of any Adverse Claim or for which all necessary steps to result in such a first priority perfected lien shall have been taken as of the Delivery Date;

               (xi) which is denominated and payable only in United States dollars in the United States;

               (xii) which arises under a Contract that, together with the Receivable related thereto, is in full force and effect and constitutes the legal, valid and binding obligation of the related Obligor enforceable against such Obligor in accordance with its terms, is the complete, accurate and entire financing agreement with the Obligor relating to the Financed Vehicle, is not subject to any litigation, dispute, offset, counterclaim or other defense and the provisions of which have not been extended, waived or modified except in accordance with the Credit and Collection Policy or upon the written instructions of the Note Insurer;

               (xiii) which, together with the Contract related thereto, does not contravene in any material respect any laws, rules or regulations applicable thereto (including, without limitation, laws, rules and regulations relating to usury, truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) and with respect to which no part of the Contract related thereto is in violation of any such law, rule or regulation in any material respect;

               (xiv) which (A) satisfies all applicable requirements of the Credit and Collection Policy and is identified on the Servicer's master servicing records as a automobile installment sales contract or installment note, (B) arises under a Contract which is assignable without the consent of, or notice to, the Obligor thereunder, and which does not contain a confidentiality provision that purports to restrict the ability of the Servicer to exercise its rights under this Agreement, including, without limitation, its right to review the Contract, and (C) arises under a Contract with respect to which AmeriCredit, AMTN and the Debtor have each performed all obligations required to be performed by them thereunder, and, in the event such Contract is an installment sales contract, delivery of the Financed Vehicle to the related Obligor has occurred;

               (xv) which was generated in the ordinary course of AmeriCredit's business;

               (xvi) the assignment of which under the Master Receivables Purchase Agreement by AmeriCredit or AMTN to the Debtor and the grant of a security interest with respect thereto hereunder by the Debtor to the Collateral Agent does not violate, conflict or contravene any applicable laws, rules, regulations, orders or writs or any contractual or other restriction, limitation or encumbrance;

               (xvii) with respect to which AmeriCredit or any Affiliate thereof has not advanced any funds to or for the benefit of the related Obligor in order to make such Receivable an "Eligible Receivable";

               (xviii) the Obligor of which has been or will be directed to make all payments to a specified account of the Servicer with respect to which there shall be a Lock-Box Agreement in effect;

               (xix) with respect to which there is only one original Contract which original Contract has been delivered to the Custodian;

               (xx) with respect to which the Amount Financed does not exceed $60,000;

               (xxi)   the APR of which is no less than 8.0%;

               (xxii) the Contract related to which provides that any prepayment in full of such Receivable fully pays all remaining principal and all interest due at the applicable APR as of such date of prepayment, in each case with respect to such Receivable;

               (xxiii) which is not, at the time of an initial creation of an interest therein hereunder, subject to any right of rescission, cancellation, set-off, claim, counterclaim or defense (including the defense of usury) of the Obligor;

               (xxiv) which is secured by a valid, existing and enforceable first priority perfected security interest in favor of the Receivable's originator in the related Financed Vehicle, which security interest has been validly assigned by the originator to AmeriCredit (if such Receivable is not originated by, or the security interest is not initially perfected in favor of, AmeriCredit) and either (A) by AmeriCredit to the Debtor or (B) by AmeriCredit to AMTN and by AMTN to the Debtor, and by the Debtor to the Collateral Agent;

               (xxv) the Contract related to which requires it to be insured by an individual physical damage insurance policy; and

               (xxvi) provides for enforcement of the lien or the clear legal right of repossession as applicable on the Financed Vehicle securing such Receivable, and the certificate of title names the Servicer as the secured party, or an application for a certificate of title naming the Servicer as secured party has been filed with the relevant jurisdiction.

          "Entitlement Order" shall have the meaning given such term in Section
           -----------------
8-102(a)(8) of the UCC.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
           -----
amended from time to time, and the regulations promulgated thereunder.

          "ERISA Affiliate" means, with respect to any Person, (i) any
           ---------------
corporation which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as such Person; (ii) a trade or business (whether or not incorporated) under common control (within the meaning of Section 414(c) of the Code) with such Person; or
(iii) a member of the same affiliated service group (within the meaning of Section 414(n) of the Code) as such Person, any corporation described in clause
(i) above or any trade or business described in clause (ii) above.

          "Event of Bankruptcy" means, with respect to any Person, (i) that such
           -------------------
Person (a) shall generally not pay its debts as such debts become due or (b) shall admit in writing its inability to pay its debts generally or (c) shall make a general assignment for the benefit of creditors; (ii) any proceeding shall be instituted by or against such Person seeking to adjudicate it as bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or any substantial part of its property or (iii) if such Person is a corporation, such Person or any Subsidiary shall take any corporate action to authorize any of the actions set forth in the preceding clauses (i) or (ii).

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.
           ------------

          "Executive Officer" means, with respect to any corporation, the Chief
           -----------------
Executive Officer, Chief Operating Officer, Chief Financial Officer, President, any Executive Vice President, any Vice President, the Secretary or the Treasurer of such corporation; and with respect to any partnership, any general partner thereof.

          "Facility Activity" means, with respect to any calculation as of a
           -----------------
specified date or time after taking into account all Facility Activity, adjusting (x) all Accounts for any withdrawals, transfers and deposits on such date and prior to such time, (y) for any Receivables Delivery or any Take-Out which occurs on such date and prior to such time and (z) any amortization of Receivables and the Net Investment on such date and prior to such time.

          "Final Maturity Date" means the  Remittance Date in June 2011.
           -------------------

          "Finance Charges" means, with respect to a Contract, any finance,
           ---------------
interest or similar charges owing by an Obligor or another Person pursuant to such Contract.

          "Financed Vehicle" means, with respect to a Receivable, any new or
           ----------------
used automobile, light-duty truck, van or minivan, together with all accessories thereto, securing the related Obligor's indebtedness thereunder.

          "Funding Account" has the meaning specified in Section 2.11 hereof.
           ---------------

          "Guaranty" means, with respect to any Person any agreement by which
           --------
such Person assumes, guarantees, endorses, contingently agrees to purchase or provide funds for the payment of, or otherwise becomes liable upon, the obligation of any other Person, or agrees to maintain the net worth or working capital or other financial condition of any other Person or otherwise assures any other creditor of such other Person against loss, including, without limitation, any comfort letter, operating agreement or take-or-pay contract and shall include, without limitation, the contingent liability of such Person in connection with any application for a letter of credit.

          "Hedging Arrangement" means any financial arrangement obtained by the
           -------------------
Debtor from a counterparty rated "A" or better by S&P and "A2" or better by Moody's satisfying the requirements of Section 5.3 hereof and otherwise in form and substance reasonably satisfactory to the Purchaser and the Note Insurer, the benefits of which are in favor of the Debtor and pledged to the Collateral Agent for the benefit of the Secured Parties.

          "Indebtedness" means, with respect to any Person such Person's (i)
           ------------
obligations for borrowed money, (ii) obligations representing the deferred purchase price of property other than accounts payable arising in the ordinary course of such Person's business on terms customary in the trade, (iii) obligations, whether or not assumed, secured by liens or payable out of the proceeds or products of property now or hereafter owned or acquired by such Person, (iv) obligations which are evidenced by notes, acceptances, or other instruments, (v) Capitalized Lease obligations and (vi) obligations for which such Person is obligated pursuant to a Guaranty.

          "Initial Regular Amortization Receivables Pool Balance" means the
           -----------------------------------------------------
Aggregate Outstanding Balance of all Receivables held as Collateral at the commencement of the Regular Amortization Period.

          "Initial Reserve Percentage" means, with respect to any Delivery Date:
           --------------------------

          (i)  1.5% if both
                       ----

                    (a) the Weighted Average AmeriCredit Score of all Eligible
                        Receivables (including the Receivables to be delivered on such Receivables Delivery Date) is greater than or equal to 227.00; and

                    (b) the most-recently calculated Portfolio Net Loss Ratio is less than 5.00%.

          (ii)  2.5%, if either
                         ------

                    (a) the Weighted Average AmeriCredit Score of all Eligible
                        Receivables (including the Receivables to be delivered on such Receivables Delivery Date) is greater than or equal to 226.00 but less than 227.00; or

                    (b) the most-recently calculated Portfolio Net Loss Ratio is greater than or equal to 5.00% but less than 6.00%.

          (iii)  3.5%, if either
                          ------

                    (a) the Weighted Average AmeriCredit Score of all Eligible
                        Receivables (including the Receivables to be delivered on such Receivables

                        Delivery Date) is greater than or equal to 224.00 but less than 226.00; or

                    (b) the most-recently calculated Portfolio Net Loss Ratio is greater than or equal to 6.00% but less than 7.00%.

          (iv)  4.5%, if either
                         ------

                    (a) the Weighted Average AmeriCredit Score of all Eligible
                        Receivables (including the Receivables to be delivered on such Receivables Delivery Date) is greater than or equal to 222.00 but less than 224.00; or

                    (b) the most-recently calculated Portfolio Net Loss Ratio is greater than or equal to 7.00% but less than 7.50%.

          (v)  5.5%, if either
                        ------

                    (a) the Weighted Average AmeriCredit Score of all Eligible
                        Receivables (including the Receivables to be delivered on such Receivables Delivery Date) is less than 222.00; or

                    (b) the most-recently calculated Portfolio Net Loss Ratio is greater than or equal to 7.50%.

          "Insurance Agreement" has the meaning specified in the Recitals
           -------------------
hereto.

          "Insurance Termination Date" means the date on which the Net
          ---------------------------
Investment has been reduced to zero, and there are no amounts outstanding to the
Note Insurer.

          "Interest Expense" means with respect to AmeriCredit Corp. and for any
           ----------------
period, AmeriCredit Corp.'s interest expense during such period for money borrowed (exclusive of any such interest expense on any "off-balance sheet" securitizations or warehouse facilities), calculated in accordance with GAAP.

          "Late Payment Rate" has the meaning specified in the Insurance
           -----------------
Agreement.

          "Law" means any law (including common law), constitution, statute,
           ---
treaty, regulation, rule, ordinance, order, injunction, writ, decree or award of any Official Body.

          "LIBOR" means, with respect to any LIBOR Determination Date, the rate
           -----
for deposits in U.S. dollars for one month which appears on Telerate Page 3750 as of 11:00 a.m., London time, on the LIBOR Determination Date. If such rate does not appear on the Telerate Page 3750, the rate will be determined on the basis of the rates at which deposits for U.S. dollars are offered by four major banks in the London interbank market at approximately 11:00 a.m., London time, on the LIBOR Determination Date to prime banks in the London interbank market for one month commencing on the first day of the Accrual Period. The Collateral Agent will request the principal London office of each such banks to provide a quotation of its rate. If at least two such quotations are provided, the LIBOR rate for that Accrual Period will be the arithmetic mean of the quotations. If fewer than two quotations are provided, the rate will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Collateral Agent, at approximately 11:00 a.m., New York City time, on the LIBOR Determination Date for loans in the U.S. dollars to leading European banks for one month commencing on the first day of the related Accrual Period.

          "LIBOR Determination Date" means, with respect to any Accrual Period,
           ------------------------
the second day preceding such Accrual Period and is a day on which commercial banks are open for international business (including dealings in U.S. Dollar deposits) in London.

          "Lien" means any mortgage, deed of trust, pledge, hypothecation,
           ----
assignment, deposit arrangement, encumbrance, lien (statutory or other), preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement under the UCC (other than any such financing statement filed for informational purposes only) or comparable law of any jurisdiction to evidence any of the foregoing.

          "Liquidated Receivable" means with respect to any Settlement Period, a
           ---------------------
Receivable (i) as to which 90 days have elapsed since the related Financed Vehicle was repossessed by the Servicer, (ii) as to which (A) 210 days or more have elapsed since 5% or more of any Scheduled Payment became due, which amount remains unpaid, and (B) the related Financed Vehicle has been repossessed by the Servicer, (iii) other than a Receivable falling under clause (i) or (ii) as to which 120 days or more have elapsed since 5% or more of any Scheduled Payment became due, which amount remains unpaid or (iv) as to which the Servicer has in good faith determined that it has allocated all amounts that it expects to collect with respect to such Receivable.

          "Liquidation Proceeds" means, with respect to a Liquidated Receivable,
          ---------------------
all amounts realized with respect to such Receivable.

          "Lock-Box Account" means an account or accounts maintained by the
           ----------------
Servicer at a Lock-Box Bank for the purpose of receiving Collections from Receivables.

          "Lock-Box Agreement" means an agreement between the Servicer, the
           ------------------
Collateral Agent and a Lock-Box Bank in substantially the form of Exhibit B hereto.

          "Lock-Box Bank" means each of the banks set forth in Exhibit A hereto
           -------------
and such banks as may be added thereto or deleted therefrom pursuant to Section
2.6 hereof.

          "Master Receivables Purchase Agreement" means the Master Receivables
           -------------------------------------
Purchase Agreement, dated as of the date hereof, among the Debtor, AmeriCredit, AMTN and the Collateral Agent, as such agreement may be amended, supplemented, or otherwise modified from time to time.

          "Material Adverse Effect" means any event or condition which would
           -----------------------
have a material adverse effect on (i) the collectibility of the Receivables,
(ii) the condition (financial or otherwise), businesses or properties of the Debtor, the Servicer, AmeriCredit or AMTN, (iii) the ability of the Debtor, the Servicer, AmeriCredit or AMTN to perform its respective obligations under the Transaction Documents to which it is a party, or (iv) the interests of the Note Insurer, the Collateral Agent or the Secured Parties under the Transaction Documents.

          "MBIA" means MBIA Insurance Corporation.
           ----

          "Monthly Administrative Fee" means, with respect to any Remittance
           --------------------------
Date, the product of (x) one twelfth, (y) 0.10% per annum and (z) the Net Investment outstanding immediately prior to such Remittance Date. The Monthly Administrative Fee is included in the calculation of the Note Rate.

          "Monthly Extension Ratio" means, with respect to any Determination
           -----------------------
Date, the fraction expressed as a percentage, the numerator of which is the Aggregate Outstanding Balance of all Receivables in the Servicing Portfolio whose payments are extended during the related Settlement Period and the denominator of which is the Aggregate Outstanding Balance of all Receivables in the Servicing Portfolio as of the close of business on the last day of the Settlement Period immediately preceding such related Settlement Period.

          "Monthly Net Losses" means the positive difference, if any, of (i) the
           ------------------
sum of (A) the Aggregate Outstanding Balance of all Receivables that became Liquidated Receivables during the related Settlement Period plus (B) all Cram Down Losses incurred during the related Settlement Period minus (ii) all Liquidation Proceeds received during the related Settlement Period.

          "Monthly Principal Amount" means, as of any Remittance Date:
           ------------------------

          (A) during the Revolving Period, the amount equal to the excess, if any, of (x) the sum of (i) the principal portion of all Collections received during the related Settlement Period (other than Collections with respect to Liquidated Receivables and Purchased Receivables) and (ii) the principal portion of the Purchase Amounts received with respect to all Receivables that became Purchased Receivables during the related Settlement Period over (y) the Step-Down Amount, if any, for such Remittance Date; and

          (B) during the Amortization Period, the amount equal to the excess, if any, of (x) the sum of (i) the principal portion of all Collections received during the related Settlement Period (other than Collections with respect to Liquidated Receivables and Purchased Receivables), (ii) the principal portion of the Purchase Amounts received with respect to all Receivables that became Purchased Receivables during the related Settlement Period, (iii) the Aggregate Outstanding Balance of all Receivables that became Liquidated Receivables during the related Settlement Period (other than Purchased Receivables), (iv) in the sole discretion of the Note Insurer, the Principal Balance of all the Receivables that were required to be become Purchased Receivables during such Settlement Period but were not purchased, (v) the aggregate amount of Cram Down Losses that occurred during the related Settlement Period and (vi) if such Remittance Date is the first Remittance Date to occur during the Amortization Period, the amount transferred from the Funding Account to the Collection Account in accordance with Section 2.11(e) hereof over (y) the Step-Down Amount, if any, for such Remittance Date.

          "Moody's" means Moody's Investors Service, Inc.
           -------

          "MTN Eligible Collateral" means all Eligible Collateral in the
           -----------------------
aggregate AmeriCredit MTN Receivables Trust and AmeriCredit MTN Receivables Trust II.

          "MTN Eligible Receivables" means all Eligible Receivables in the
           ------------------------
aggregate in AmeriCredit MTN Receivables Trust and AmeriCredit MTN Receivables Trust II.

          "MTN Payment Date" means the 22/nd/  day of each month or next
           ----------------
succeeding Business Day unless such day falls in the next calendar month, in which case it shall be the Business Day immediately preceding the 22/nd/, commencing July 22, 2001.

          "Multiemployer Plan" means a "multiemployer plan" as defined in
           ------------------
Section 4001(a)(3) of ERISA which is or was at any time during the current year or the immediately preceding five years contributed to by the Debtor, AmeriCredit, AMTN or any ERISA Affiliate of the Debtor, AmeriCredit or AMTN on behalf of its employees.

          "Net Investment" means (i) $750,000,000 minus (ii) the aggregate
           --------------
amount applied to reduce such Net Investment pursuant to Section 2.3 hereof.

          "Net Receivables Balance" means at any time the Aggregate Outstanding
           -----------------------
Balance of all Eligible Receivables at such time.

          "Net Spread Deficiency" means, as of any Borrowing Base Determination
           ---------------------
Date, the positive difference, if any, of (i) the sum of (A) 8.25% plus (B) the Servicing Fee, expressed as a percentage of the Net Receivables Balance plus (C) the lesser of (x) one-month LIBOR plus (I) from the Closing Date up to and including the thirty-sixth (36/th/) Remittance Date, 0.7500% and (II) after the thirty-sixth (36/th/) Remittance Date, 1.8750% and (y) the weighted average strike price under the Hedging Arrangements then in effect, minus (ii) the weighted average APR of all Eligible Receivables then held as Collateral.

          "Note" means the Debtor's note issued and delivered pursuant to
           ----
Section 1.5 hereof, in substantially the form set forth as Exhibit C hereto.

          "Noteholder" or "Holder" means the Person in whose name a Note is
           ----------      ------
registered on the Note Register.

          "Note Insurer" means MBIA, as Note Insurer, and its successors and
           ------------
assigns.

          "Note Insurer Default" means any one of the following events shall
           --------------------
have occurred and be continuing:

        (a) the Note Insurer shall have failed to make a payment required under the Note Policy;

             (b) the Note Insurer shall have (i) filed a petition or commenced any case or proceeding under any provision or chapter of the United States Bankruptcy Code or any other similar Federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization, (ii) made a general assignment for the benefit of its creditors, or (iii) had an order for relief entered against it under the United States Bankruptcy Code or any other similar Federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization which is final and nonappealable; or

             (c) a court of competent jurisdiction, the New York Department of Insurance, or other competent regulatory authority shall have entered a final and nonappealable order, judgment or decree (i) appointing a custodian, trustee, agent or receiver for the Note Insurer or for all or any material portion of its property or (ii) authorizing the taking of possession by a custodian, trustee, agent or receiver of the Note Insurer (or the taking of possession of all or any material portion of the property of the Note Insurer).

          "Note Interest" means, with respect to each Remittance Date, the
           -------------
product of (x) the Note Rate in effect with respect to such Remittance Date, (y) the Net Investment outstanding immediately prior to such Remittance Date and (z) a fraction, the numerator of which is the actual number of days in the related Accrual Period and the denominator of which is 360. The Note Interest shall be reduced by the interest portion of any Prepayment Amount applied since the preceding Remittance Date.

          "Note Policy" means the note guaranty insurance policy No. 35468(1),
           -----------
issued by the Note Insurer.

          "Note Purchase Agreement" means that certain Note Purchase Agreement,
           -----------------------
dated as of June 7, 2001, among the Debtor, AmeriCredit, the Purchaser and the Administrative Agent.

          "Note Rate" means, (i) with respect to each Accrual Period relating to
           ---------
a Remittance Date prior to the Remittance Date in June 2004, LIBOR as of the related LIBOR Determination Date plus 0.475% per annum and (ii) with respect to each Accrual Period thereafter, LIBOR as of the related LIBOR Determination Date plus 1.60% per annum; provided, that with respect to the first Accrual Period,
                      --------
the Note Rate shall be 4.485% per annum.

          "Obligor" means a Person obligated to make payments pursuant to a
           -------
Contract.

          "Officer's Certificate" means, with respect to any Person which is not
           ---------------------
an individual, a certificate signed by the President, the Chief Financial Officer, the Treasurer, any Assistant Treasurer, any Senior Vice President, or any Vice President of such Person.

          "Official Body" means any government or political subdivision or any
           -------------
agency, authority, bureau, central bank, commission, department or instrumentality of any such government or political subdivision, or any court, tribunal, grand jury or arbitrator, in each case whether foreign or domestic.

          "Outstanding Balance" means, with respect to any Receivable, as of any
           -------------------
date, the sum of the Amount Financed minus that portion of all amounts received
                                     -----
by the Servicer with respect to such Receivable on or prior to such date and allocable to principal in accordance with the terms of the Contract related to such Receivable minus any Cram Down Loss in
                                                     -----
respect of such Receivable plus the accrued and unpaid interest on such
                           ----
Receivable.

          "Owner"  has the meaning specified in the Note Purchase Agreement.
           -----

          "Person" means any corporation, limited liability company, natural
           ------
person, firm, joint venture, partnership, trust, unincorporated organization, enterprise, government or any department or agency of any government.

          "Portfolio Delinquency Ratio" means as of any date of determination a
           ---------------------------
fraction, expressed as a percentage, equal to (i) the Aggregate Outstanding Balance of all Receivables included in the Servicing Portfolio which are Delinquent Receivables on the last day of the related Settlement Period divided by (ii) the average Aggregate Outstanding Balance of the Servicing Portfolio during the related Settlement Period.

          "Portfolio Net Loss Ratio" means, as of any date of determination, the
           ------------------------
ratio (expressed as a percentage), computed by dividing "A" by "B", and then multiplying the result by "C" where:

          "A" is equal to the Monthly Net Losses for the Servicing Portfolio which have occurred during the six Settlement Periods immediately preceding such date divided by (ii) the average Aggregate Outstanding Balance of the Servicing Portfolio during such six-month period;

          "B" is equal to the actual number of days in such six-month period;
          and

          "C" is equal to the actual number of days in the Servicer's fiscal year in which the most recently-ended Settlement Period occurred.

          "Portfolio Repossession Ratio" means as of any date of determination a
           ----------------------------
fraction, expressed as a percentage, equal to (i) the Aggregate Outstanding Balance of all repossessed Receivables included in the Servicing Portfolio as of the last Business Day of the related Settlement Period divided by (ii) the average Aggregate Outstanding Balance of the Servicing Portfolio during the related Settlement Period.

          "Potential Termination and Amortization Event" means an event which
           --------------------------------------------
but for the lapse of time or the giving of notice, or both, would constitute a Termination and Amortization Event.

          "Premium Amount" shall have the meaning set forth in the Premium Side
           --------------
Letter.

          "Premium Side Letter" means the letter agreement dated the date hereof
           -------------------
between AmeriCredit and the Note Insurer, as amended, modified or otherwise supplemented from time to time.

          "Prepayment Amount" means, with respect to any Prepayment Date, the
           -----------------
sum of (i) the amount deposited in the Collection Account in accordance with
Section 6.5 hereof on
account of principal and not previously applied as a principal reduction of the Net Investment and (ii) accrued interest at the Note Rate on the amount described in clause (i).

          "Prepayment Date" means each date on which a Prepayment Amount is
           ---------------
applied, which date shall be a Remittance Date.

          "Proceeds" means "proceeds" as defined in Section 9-306(1) of the UCC
           --------
of the states set forth in Section 2.6 hereof.

          "Purchase Amount" has the meaning given such term in the Master
           ---------------
Receivables Purchase Agreement.

          "Purchased Receivables" means a Receivable purchased from the Debtor
           ---------------------
pursuant to Article V of the Master Receivables Purchase Agreement or Section
2.7 of the Servicing Agreement.

          "Purchaser" means Meridian Funding Company, LLC, a Delaware limited
           ---------
liability company.

          "Rapid Amortization Period" means the period commencing on the close
           -------------------------
of business on the Business Day immediately preceding the day on which a Termination and Amortization Event occurs or is deemed to have occurred and ending on the later of (i) the date on which the Net Investment is reduced to zero and there are no amounts outstanding to the Note Insurer and (ii) the Final Maturity Date.

          "Receivable" means indebtedness owed to the Debtor by an Obligor
           ----------
(without giving effect to any transfer hereunder) under a Contract, whether constituting an account, chattel paper, instrument or general intangible, arising out of or in connection with the sale, refinancing or loan made or purchased by AmeriCredit with respect to new or used automobiles, light-duty trucks, vans or minivans or the rendering of services by the originating dealer in connection therewith, and includes the right of payment of any Finance Charges and other obligations of the Obligor with respect thereto. Notwithstanding the foregoing, once the Collateral Agent has released its security interest in a Receivable and the related Contract pursuant to Section 2.4, 2.7 or Section 2.15 hereof, it shall no longer constitute a Receivable hereunder.

          "Receivables Delivery" means the delivery by the Debtor of Eligible
           --------------------
Receivables hereunder (x) in exchange for a release of cash from the Funding Account or (y) for any other reason pursuant to this Agreement or the other Transaction Documents.

          "Receivables Delivery Payment Amount" has the meaning specified in
           -----------------------------------
Section 2.11(c)(ii) hereof.

          "Receivables Pool" means each receivables pool supporting an asset-
           ----------------
backed securitization sponsored by AmeriCredit on and after March 31, 2001 (excluding any Receivables held as part of any warehouse arrangement), or, if the initial Aggregate Outstanding Balance of any such asset-backed securitization is less than $500,000,000, the Aggregate

Outstanding Balance of all Receivables originated or purchased by AmeriCredit in each calendar quarter, on or after March 31, 2001.

          "Receivables Systems" means, with respect to any Person, all computer
           -------------------
applications of such Person (including, but not limited to, those of any suppliers, vendors, customers and any third party Servicers of such Person), which are related to or involved in the origination, collection, management or servicing of the Receivables.

          "Records" means all Contracts and other documents, books, records and
           -------
other information (including, without limitation, computer programs, tapes, discs, punch cards, data processing software and related property and rights) maintained with respect to Receivables and the related Obligors.

          "Regular Amortization Period" means the period commencing on the
           ---------------------------
thirty-sixth (36/th/) Remittance Date and ending on the earlier of (i) a Termination and Amortization Event occurs and (ii) the later of (A) the date on which the Net Investment is reduced to zero and there are no amounts outstanding to the Note Insurer and (B) the Final Maturity Date.

          "Regular Amortization Period Cumulative Net Loss Ratio" means the
           -----------------------------------------------------
ratio, expressed as a percentage, computed by dividing:

          (a) the sum (without duplication) of (i) Cumulative Net Losses for the Regular Amortization Receivables Pool and (ii) the product of (x) 0.50 multiplied by (y) the Aggregate Outstanding Balance of all Receivables which are more than ninety (90) days past due as of the end of the related Settlement Period by
          --

          (b) the Initial Regular Amortization Receivables Pool Balance.

          "Regular Amortization Receivables Pool" means all Eligible Receivables
           -------------------------------------
held as Collateral during the Regular Amortization Period.

          "Regulation D" means Regulation D of the Board of Governors of the
           ------------
Federal Reserve System, as the same may be amended, supplemented or otherwise modified and in effect from time to time.

          "Reimbursement Amount" means, with respect to any Remittance Date, the
           --------------------
sum of (i) any draws under the Note Policy paid by the Note Insurer to the Collateral Agent which was not previously repaid to the Note Insurer pursuant to
Section 2.3(a)(ix) hereof plus (ii) any other amounts then due and owing to the
Note Insurer pursuant to the Insurance Agreement and (iii) interest accrued on each such amount described in (i) or (ii) above which was not previously repaid, calculated from the date the Trust Collateral Agent received the related amount, at the Late Payment Rate applicable to such Remittance Date. On each Determination Date, the Note Insurer shall notify the Collateral Agent and the Servicer of the amount of any Reimbursement Amount due on the related Remittance Date if such amount is greater than zero.

          "Related Security" means with respect to any Receivable:
           ----------------

               (i) all of the Debtor's interest in the Financed Vehicles (including repossessed vehicles) or in any document or writing evidencing any security interest in any Financed Vehicle and all of the Debtor's interest in all rights to payment under all insurance contracts with respect to a Financed Vehicle, including, without limitation, any monies collected from whatever source in connection with any default of an Obligor with respect to a Financed Vehicle and any proceeds from claims or refunds of premiums on any physical damage, lender's single interest, credit life, disability and hospitalization insurance policies covering Financed Vehicles or Obligors;

               (ii) all of the Debtor's interest in all other security interests or liens and property subject thereto from time to time, if any, purporting to secure payment of such Receivable, whether pursuant to the Contract related thereto or otherwise, together with all financing statements signed by an Obligor and security agreements describing any collateral securing such Contract;

               (iii) all of the Debtor's interest in all guaranties, indemnities, warranties, insurance (and proceeds and premium refunds thereof) and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise;

               (iv) all of the Debtor's interest in all rights to payment under all service contracts and other contracts and agreements associated with such Receivables and all of the Debtor's interest in all recourse rights against the dealers (excluding any rights in any dealer reserve);

               (v) all of the Debtor's interest in all Records, documents and writings evidencing or related to such Receivables or the Contracts;

               (vi) all of the Debtor's interest in all rights and remedies of the Debtor under the Master Receivables Purchase Agreement, together with all financing statements filed by the Debtor against each of AmeriCredit and AMTN in connection therewith;

               (vii) all of the Debtor's interest in all Lock-Box Accounts and Lock-Box Agreements;

               (viii) all of the Debtor's interest in the Hedging Agreements;
and

               (ix)   all Proceeds of the foregoing.

          "Remittance Date" means, for each Settlement Period, the third
           ---------------
Business Day prior to the MTN Payment Date, commencing in July, 2001.

          "Repossessions" means Financed Vehicles the Servicer has voluntarily
           -------------
or involuntarily taken possession of and has not yet disposed of at auction or otherwise.

          "Reserve Account" has the meaning specified in Section 2.15 hereof.
           ---------------

          "Reserve Account Deposit Amount" has the meaning specified in Section
           ------------------------------
2.11(c)(i) hereof.

          "Reserve Account Required Amount" means,
           -------------------------------

          (x) as of any Borrowing Base Determination Date during the Revolving Period, the product of (i) the applicable Revolving Period Reserve Percentage and (ii) the Net Receivables Balance as of such Borrowing Base Determination Date; and

          (y) as of any date of determination during the Amortization Period, the lesser of:

              (i) the greatest of:

                         (A) 1.5% of the Aggregate Outstanding Balance of all
                    Receivables as of the commencement of the Amortization
                    Period;

                         (B) the product of (I) the applicable Amortization
                    Period Reserve Percentage and (II) the Aggregate Outstanding Balance of all Receivables as of such date of determination; and

                         (C) the product of (I) the Credit Score Based Reserve
                    Percentage applicable to the Amortization Period and (II) the Aggregate Outstanding Balance of all Receivables as of such date of determination; and

              (ii) the Net Investment as of such date of determination.

          "Reserve Account Shortfall" means, as of any Delivery Date, that the
           -------------------------
amount on deposit in the Reserve Account on such Determination Date is less than the Reserve Account Deposit Amount for such Delivery Date.

          "Revolving Period" means the period commencing on the Closing Date and
           ----------------
ending on the commencement of the earlier of (i) the date on which the Regular Amortization Period commences and (ii) the date on which the Rapid Amortization Period commences.

          "Revolving Period Reserve Percentage" means, with respect to any
           -----------------------------------
Borrowing Base Determination Date during the Revolving Period, the sum of (x) if, and only if, the Weighted Average Age of the Eligible Receivables then exceeds 180.00 days, 3%, plus (y) the applicable percentage set forth in the numbered clauses (i) through (v) below:

          (i)  3.5% if both
                       ----

              (a) the Weighted Average AmeriCredit Score of all Eligible
                  Receivables as of such date of determination, after taking into account all Facility Activity on such date is greater than or equal to 227.00; and

              (b) the most-recently calculated Portfolio Net Loss Ratio is less than 5.00%.

          (ii)  4.5%, if either
                         ------

              (a) the Weighted Average AmeriCredit Score of all Eligible
                  Receivables as of such date of determination, after taking into account all Facility Activity on such date is greater than or equal to 226.00 but less than 227.00; or

              (b) the most-recently calculated Portfolio Net Loss Ratio is greater than or equal to 5.00% but less than 6.00%.

          (iii) 5.5%, if either
                         ------

              (a) the Weighted Average AmeriCredit Score of all Eligible
                  Receivables as of such date of determination, after taking into account all Facility Activity on such date is greater than or equal to 224.00 but less than 226.00; or

              (b) the most-recently calculated Portfolio Net Loss Ratio is greater than or equal to 6.00% but less than 7.00%.

          (iv)  6.5%, if either
                         ------

              (a) the Weighted Average AmeriCredit Score of all Eligible
                  Receivables as of such date of determination, after taking into account all Facility Activity on such date is greater than or equal to 222.00 but less than 224.00; or

              (b) the most-recently calculated Portfolio Net Loss Ratio is greater than or equal to 7.00% but less than 7.50%.

          (v)   7.5%, if either
                        ------

              (a) the Weighted Average AmeriCredit Score of all Eligible
                  Receivables as of such date of determination, after taking into account all Facility Activity on such date is less than 222.00; or


              (b) the most-recently calculated Portfolio Net Loss Ratio is greater than or equal to 7.50%.

          "S&P" or "Standard & Poor's" means Standard & Poor's Ratings Services,
           ---      -----------------
a Division of the McGraw-Hill Companies.

          "Schedule of Receivables" means the schedule of all retail installment
           -----------------------
sales contracts and promissory notes originally held as part of the Trust.

          "Secured Obligations" means, at any time, collectively but without
           -------------------
duplication, all of the following: the Net Investment then outstanding, any accrued and unpaid Note Interest, any accrued and unpaid Premiums and Reimbursement Amounts, the Monthly Administration Fee, all amounts due to the Trustee and to the Collateral Agent, all amounts due to the Note Insurer, and all other amounts due from the Debtor hereunder or under any other Transaction Document.

          "Secured Parties" means, collectively, the Purchaser and the Note
           ---------------
Insurer.

          "Securities Account" shall have the meaning given such term in Section
           ------------------
8-501(a) of the UCC.

          "Security Entitlement" shall have the meaning given such term in
           --------------------
Section 8-102(a)(17) of the UCC.

          "Securities Intermediary" has the meaning specified in Article VIII
           -----------------------
hereto.

          "Securitization Assets" means the sum of (i) restricted cash deposits
           ---------------------
under securitizations sponsored by AmeriCredit, (ii) investments in trust receivables from securitizations sponsored by AmeriCredit and (iii) the interest-only receivables from the trusts created in connection with securitizations sponsored by AmeriCredit.

          "Servicer" means at any time the Person then authorized pursuant to
           --------
Section 2.1 of the Servicing Agreement to service, administer and collect Receivables.

          "Servicer's Certificate" has the meaning specified in the Servicing
           ----------------------
Agreement.

          "Servicing Agreement" means the Servicing and Custodian Agreement,
           -------------------
dated as of the date hereof, among the Servicer, the Custodian, the Debtor and the Collateral Agent, as such agreement may be amended, supplemented or otherwise modified from time to time.

          "Servicing Fee" means, for any Settlement Period, the fee payable to
           -------------
the Servicer from Collections pursuant to Section 2.3(b) hereof on the related Remittance Date, in an amount equal to 2.25% per annum on the average daily Aggregate Outstanding Balance of the Receivables during such Settlement Period.

          "Servicing Portfolio" means, as of any date, the Aggregate Outstanding
           -------------------
Balance of all Receivables (whether or not thereafter sold or disposed of) relating to retail installment sales contracts or installment notes and security agreements relating to the sale or refinancing of new or used automobiles, light-duty trucks, vans, or minivans that are serviced by the Servicer or any of its Affiliates as of such date, calculated in a manner consistent with the components of "managed receivables" in the most recent reports on Form 10-K or Form 10-Q filed by AmeriCredit Corp.

          "Settlement Period" means any calendar month, provided that the
           -----------------
initial Settlement Period shall commence on the Closing Date and end on June 30, 2001.

          "Step-Down Amount" means zero for any Remittance Date occurring during
           ----------------
the Revolving Period or during the Rapid Amortization Period; for any Remittance Date occurring during the Regular Amortization Period, the excess, if any, of
(x) the excess of (i) the Aggregate Outstanding Balance of all Receivables held as Collateral as of the end of the related Settlement Period over (ii) the Net Investment outstanding on such Remittance Date, assuming that 100% of the Monthly Principal Amount (without deduction for any Step-Down Amount) were applied in reduction of the Net Investment on such Remittance Date over (y) 5% of the Aggregate Outstanding Balance of all Receivables held as Collateral as of the end of the related Settlement Period.

          "Subsidiary" of a Person means any corporation more than 50% of the
           ----------
outstanding voting securities of which, and any partnership more than 50% of the partnership interests of which, shall at any time be owned or controlled, directly or indirectly, by such Person or by one or more Subsidiaries of such Person or any similar business organization which is so owned or controlled.

          "Take-Out" means the release, pursuant to Section 2.16 hereof, by the
           --------
Collateral Agent of Receivables and the Contracts related thereto.

          "Take-Out Date" means the date on which a Take-Out occurs.
           -------------

          "Take-Out Notice" means the notice, substantially in the form attached
           ---------------
hereto as Exhibit K, furnished by the Debtor to the Collateral Agent and the
Note Insurer in accordance with Section 2.15.

          "Tangible Net Worth" means, with respect to any Person, the net worth
           ------------------
of such Person calculated in accordance with GAAP, after subtracting therefrom the aggregate amount of such Person's intangible assets, including, without limitation, goodwill, franchises, licenses, patents, trademarks, copyrights and service marks.

          "Target Yield Supplement Account Amount" means as of any Borrowing
           --------------------------------------
Base Determination Date the product of (i) the amount credited to the Funding Account and the amount on deposit in the Collection Account with respect to principal at the close of business on such Determination Date multiplied by
(ii)(A) from the first until the sixth Determination Dates after the Closing Date, 1.75%, (B) from the seventh until the twelfth Determination Dates after the Closing Date, 1.20%, and (C) thereafter, 0.70%.

          "Termination and Amortization Event" means an event described in
           ----------------------------------
Section 6.1 hereof.

          "Third Party Lender" means a lender other than the Sellers that has
           ------------------
originated a Receivable in connection with the sale of a Financed Vehicle and has sold such Receivable to AmeriCredit under a Third Party Loan Purchase Agreement or pursuant to a Third Party Lender Assignment and (i) which has been approved by AmeriCredit in accordance with comparable procedures as Dealers are approved, (ii) which will be monitored by AmeriCredit in accordance with comparable procedures as Dealers are monitored, (iii) whose motor vehicle installment sale contracts or installment loan contracts are underwritten in accordance with AmeriCredit's underwriting standards, and (iv) whose motor vehicle installment sales contracts or installment loan contracts are serviced in accordance with the Servicer's servicing standards.

          "Third Party Lender Assignment" means, with respect to a Receivable,
           -----------------------------
the executed assignment executed by a Third Party Lender conveying such Receivable to AmeriCredit, as the same may be amended, supplemented or otherwise modified and in effect.

          "Third Party Loan Purchase Agreement" means any agreement between a
           -----------------------------------
Third Party Lender and AmeriCredit relating to the acquisition of Receivables from a Third Party Lender by AmeriCredit, as the same may be amended, supplemented or otherwise modified and in effect.

          "Total Available Funds" means, with respect to any Remittance Date,
           ---------------------
the sum of (x) the Available Funds for such Remittance Date and (y) the amounts, if any, withdrawn from the Yield Supplement Account and from the Reserve Account on such Remittance Date and deposited to the Collection Account pursuant to
Section 2.3(b) hereof.

          "Transaction Documents"  means this Agreement, the Note Purchase
           ---------------------
Agreement, the Note, the Master Receivables Purchase Agreement, the Servicing Agreement, the Insurance Agreement, the Trust Agreement, the Lockbox Agreement, the Premium Side Letter, each Hedging Arrangement and all other agreements, documents and instruments delivered pursuant thereto or in connection therewith.

          "Trust Agreement" means the Amended and Restated Trust Agreement,
           ---------------
dated as of the date hereof, among AmeriCredit, AMTN and the Trustee, together with all permitted amendments, modifications and supplements thereto.

          "Trustee" means the Trustee under the Trust Agreement.
           -------

          "UCC" means, with respect to any state, the Uniform Commercial Code as
           ---
from time to time in effect in such state.

          "U.S." or "United States" means the United States of America.
           ----      -------------

          "Weighted Average Age" means, with respect to any group of Eligible
           --------------------
Receivables, the quotient equal to (x) the product of (i) the number of days each Receivable in such group has been included as Collateral multiplied by (ii) the Outstanding Balance of the related Receivable divided by (y) the Aggregate Outstanding Balance of all such Receivables.

          "Weighted Average AmeriCredit Score" means, with respect to any group
           ----------------------------------
of Eligible Receivables, the quotient equal to (x) the product of (i) the AmeriCredit Score for each Receivable in such group multiplied by (ii) the Outstanding Balance of the related Receivable divided by (y) the Aggregate Outstanding Balance of all such Receivables.

          "Yield Supplement Account" has the meaning specified in Section 2.12
           ------------------------
hereof.

          "Yield Supplement Account Shortfall" means, as of any Determination
           ----------------------------------
Date, that the amount on deposit in the Yield Supplement Account on such Determination Date is less than the required Yield Supplement Account Amount for such Determination Date.

     SECTION 1.2.  Other Terms.  Unless the context otherwise requires, all
                   -----------
capitalized terms used herein and not otherwise defined herein shall have the meanings specified in the Note Purchase Agreement, and shall include in the singular number the plural and in the plural number the singular. All accounting terms not specifically defined herein shall be construed in accordance with GAAP. All terms used in Article 9 of the UCC in the State of New York, and not specifically defined herein, are used herein as defined in such Article 9.

     SECTION 1.3.  Computation of Time Periods.  Unless otherwise stated in this
                   ---------------------------
Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including," the words "to" and "until" each means "to but excluding," and the word "within" means "from and excluding a specified date and to and including a later specified date."

     SECTION 1.4.  Form of Notes.  The Notes, in each case together with the
                   -------------
Collateral Agent's certificate of authentication, shall be in substantially the form set forth in Exhibit C, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Security Agreement and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Note, as evidenced by their execution of the Notes. Any portion of the text of such Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

     The Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

     Each Note shall be dated the date of its authentication.

     SECTION 1.5.  Execution, Authentication and Delivery.  The Notes shall
                   --------------------------------------
be executed on behalf of the Debtor by any of its Authorized Officers. The signature of any such Authorized Officer on the Notes may be manual or facsimile.

     Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Debtor shall bind the Debtor, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

     The Collateral Agent shall, upon receipt of the Debtor Order, authenticate and deliver Notes for original issue in an aggregate principal amount of $750,000,000.

     The Notes shall be issuable as registered Notes in the minimum denomination of $1,000,000 and in integral multiples thereof (except for one Note which may be issued in a denomination other than an integral multiple of $1,000,000).

     No Note shall be entitled to any benefit under this Security Agreement or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Collateral Agent by the manual signature of one of its authorized signatories, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

     SECTION 1.6.  Registration; Registration of Transfer and Exchange.  The
                   ---------------------------------------------------
Debtor shall cause to be kept a register (the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Debtor shall provide for the registration of Notes and the registration of transfers of Notes. The Collateral Agent shall be "Note Registrar" for the purpose of registering Notes
                           --------------
and transfers of Notes as herein provided. Upon any resignation of any Note Registrar, the Debtor shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Note Registrar.

     If a Person other than the Collateral Agent is appointed by the Debtor as Note Registrar, the Debtor will give the Collateral Agent prompt written notice of the appointment of such Note Registrar and of the location, and any change in the location, of the Note Register, and the Collateral Agent shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof, and the Collateral Agent shall have the right to conclusively rely upon a certificate executed on behalf of the Note Registrar by an Executive Officer thereof as to the names and addresses of the Noteholders of the Notes and the principal amounts and number of such Notes.

     Upon surrender for registration of transfer of any Note at the office or agency of the Debtor to be maintained as provided in Section 1.10 hereof, if the requirements of Section 8-401(1) of the UCC are met the Issuer shall execute and upon its request the Collateral Agent shall authenticate and the Noteholder shall obtain from the Collateral Agent, in the name of the designated transferee or transferees, one or more new Notes, in any authorized denominations, of the same class and a like aggregate principal amount.

     At the option of the Noteholder, Notes may be exchanged for other Notes in any authorized denominations, of the same class and a like aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, if the requirements of
Section 8-401(1) of the UCC are met the Debtor shall execute and upon its request the Collateral Agent shall authenticate and the Noteholder shall obtain from the Collateral Agent, the Notes which the Noteholder making the exchange is entitled to receive.

     All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Debtor, evidencing the same debt, and entitled to the same benefits under this Security Agreement, as the Notes surrendered upon such registration of transfer or exchange.

     Every Note presented or surrendered for registration of transfer or exchange shall be (i) duly endorsed by, or be accompanied by a written instrument of transfer in the form attached to Exhibit C duly executed by the Holder thereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar which requirements include membership or participation in

Securities Transfer Agents Medallion Program ("Stamp") or such other "signature
                                               -----
guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, Stamp, all in accordance with the Exchange Act, and (ii) accompanied by an investor representation letter in substantially the form of Exhibit D hereto or, in lieu thereof, a legal opinion to the effect that such transfer or exchange constitutes an exempt transaction under Section 4(2) of the Securities Act of 1933, as amended.

     Notwithstanding the foregoing, in the case of any sale or other transfer of a Note, the transferor of such Note shall be required to represent and warrant in writing that the prospective transferee either (a) is not (i) an employee benefit plan (as defined in section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), which is subject to the provisions
                                   -----
of Title I of ERISA, (ii) a plan (as defined in section 4975(e)(1) of the Code), which is subject to Section 4975 of the Code, or (iii) an entity whose underlying assets are deemed to be assets of a plan described in (i) or (ii) above by reason of such plan's investment in the entity (any such entity described in clauses (i) through (iii), a "Benefit Plan Entity") or (b) is a
                                           -------------------
Benefit Plan Entity and the acquisition and holding of the Definitive Note by such prospective transferee is covered by a Department of Labor Prohibited Transaction Class Exemption. Each transferee of a Book Entry Note that is a Benefit Plan Entity shall be deemed to represent that its acquisition and holding of the Book Entry Note is covered by a Department of Labor Prohibited Transaction Class Exemption.

     Notwithstanding the foregoing, the transferor of such Note shall be further required to represent and warrant in writing that it reasonably believes, after due inquiry, that the prospective transferee is not a Benefit Plan Entity. Each transferee of such Note shall be deemed to represent that it is not a Benefit Plan Entity.

     No service charge shall be made to a Noteholder for any registration of transfer or exchange of Notes, but the Note Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes.

     The preceding provisions of this section notwithstanding, the Debtor shall not be required to make and the Note Registrar shall not register transfers or exchanges of Notes selected for redemption or of any Note for a period of 15 days preceding the due date for any payment with respect to the Note.

     SECTION 1.7.  Mutilated, Destroyed, Lost or Stolen Notes.  If (i) any
                   ------------------------------------------
mutilated Note is surrendered to the Collateral Agent, or the Collateral Agent receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Collateral Agent such security or indemnity as may be required by it to hold the Debtor and the Collateral Agent harmless, then, in the absence of notice to the Debtor, the Note Registrar or the Collateral Agent that such Note has been acquired by a bona fide purchaser, and provided that the requirements of Section 8-405 of the UCC are met, the Debtor shall execute and upon its request the Collateral Agent shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note; provided, however, that if
                                                    --------  -------
any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within seven days shall be due and payable, instead of issuing a replacement Note, the Debtor may direct the

Collateral Agent, in writing, to pay such destroyed, lost or stolen Note when so due or payable without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a bona fide purchaser of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Debtor and the Collateral Agent shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Debtor or the Collateral Agent in connection therewith.

     Upon the issuance of any replacement Note under this Section 1.7, the Debtor may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Collateral Agent) connected therewith.

     Every replacement Note issued pursuant to this Section 1.7 in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Debtor, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Security Agreement equally and proportionately with any and all other Notes duly issued hereunder.

     The provisions of this Section 1.7 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

     SECTION 1.8.  Persons Deemed Owner.  Prior to due presentment for
                   --------------------
registration of transfer of any Note, the Debtor, the Collateral Agent and any agent of the Debtor or the Collateral Agent may treat the Person in whose name any Note is registered as the owner of such Note for the purpose of receiving payments of principal of and interest, if any on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and none of the Debtor, the Collateral Agent nor any agent of the Debtor or the Collateral Agent shall be affected by notice to the contrary.

     SECTION 1.9.  Cancellation. All Notes surrendered for payment, registration
                   ------------
of transfer, exchange or redemption shall, if surrendered to any Person other than the Collateral Agent, be delivered to the Collateral Agent and shall be promptly canceled by the Collateral Agent. The Debtor may at any time deliver to the Collateral Agent for cancellation any Notes previously authenticated and delivered hereunder which the Debtor may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly canceled by the Collateral Agent. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section 1.9, except as expressly permitted by this Security Agreement. All canceled Notes may be held or disposed of by the Collateral Agent in accordance with its standard retention or disposal policy as in effect at the time unless the Debtor shall timely direct by a Debtor Order that they be destroyed or returned to it; provided that such Debtor Order is timely and the Notes have not been previously disposed of by the Collateral Agent.

     SECTION 1.10. Maintenance of Office or Agency.  The Debtor will maintain in
                   -------------------------------
New York, New York, an office or agency where Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Debtor in respect of the Notes and this Security Agreement may be served. The Debtor hereby initially appoints the Collateral Agent to serve as its agent for the foregoing purposes. The Debtor will give prompt written notice to the Collateral Agent of the location, and of any change in the location, of any such office or agency. If at any time the Debtor shall fail to maintain any such office or agency or shall fail to furnish the Collateral Agent with the address thereof, such surrenders, notices and demands may be made or served at the Collateral Agent's office, and the Debtor hereby appoints the Collateral Agent as its agent to receive all such surrenders, notices and demands.

                                  ARTICLE II

                  GRANT OF SECURITY INTEREST AND SETTLEMENTS

     SECTION 2.1.  Grant of Security Interest.  As security for the prompt
                   --------------------------
and complete payment of the Note and the performance of all of the Debtor's obligations under the Transaction Documents, the Debtor hereby grants to the Collateral Agent, for the benefit of the Secured Parties, without recourse except as provided herein, a security interest in and continuing Lien on all of the Debtor's property, in existence on the Closing Date or thereafter acquired and wherever located, including, without limitation, all of its right, title and interest in, to and under all accounts, contract rights, general intangibles, chattel paper, instruments, documents, money, cash, deposit accounts, certificates of deposit, goods, letters of credit, securities, investment property, financial assets or security entitlements (all of the foregoing, collectively, the "Collateral"); provided, that once the Secured Parties have released their interest in a Receivable and the related Contract pursuant to
Section 2.7 or 2.15 hereof, such Receivable and related Contract shall no longer be part of the Collateral.

          In connection with such grant, the Debtor agrees to record and file, at its own expense, financing statements with respect to the Collateral now existing and hereafter created meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect the first priority security interest of the Collateral Agent in the Collateral, and to deliver a file-stamped copy of such financing statements or other evidence of such filing (which may, for purposes of this Section 2.1, consist of telephone confirmation of such filing) to the Collateral Agent on or prior to the Closing Date. In addition, in order to show that the Collateral, including that portion of the Collateral consisting of the Receivables and the related Contracts, have been pledged to the Collateral Agent hereunder, the Debtor and the Servicer agree (i) to clearly and unambiguously mark their respective general ledgers and all accounting records and documents and all computer tapes and records and (ii) to stamp all Contracts and related files with the following legend:

          All right, title and interest in the foregoing finance contract has been assigned to a financial institution in its capacity as agent or collateral agent for the secured parties in connection with a credit facility.

     SECTION 2.2.  Note Interest, Premium Amounts, Fees and Other Costs and
                   --------------------------------------------------------
Expenses.  Notwithstanding the limitation on recourse under Section 2.1 hereof,
--------
the Debtor shall pay, as and when due in accordance with this Agreement, all
Note Interest, all Reimbursement Amounts, the Monthly Administration Fee, all amounts payable pursuant to Article VII hereof, if any, all Premium Amounts, and the Servicing Fee. Nothing in this Agreement shall limit in any way the obligations of the Debtor to pay the amounts set forth in this Section 2.2.

     SECTION 2.3.  Monthly Flow of Funds.
                   ---------------------

          (a) On each Remittance Date, the Available Funds or the Total Available Funds, as applicable, plus, in the case of priorities (v) and (vi), the amount of any draws made under the Note Policy by the Collateral Agent shall be applied, without duplication, by the Collateral Agent as follows:

          (i)   first, from the Total Available Funds, (x) to pay any regularly
                -----
scheduled amounts due under any Hedging Arrangement and (y) to pay, with the prior consent of the Note Insurer, any other amounts then due to the counterparty under any such Hedging Agreements;

          (ii)  second, from the Total Available Funds, to pay the Servicer, the
                ------
Servicing Fee for such Settlement Period;

          (iii) third, from the Total Available Funds, to the extent available,
                -----
to pay to AmeriCredit Financial Services, Inc., any amounts on deposit in the Collection Account with respect to a Settlement Period for amounts previously deposited in the Collection Account but later determined to have resulted from mistaken deposits or postings or checks returned for insufficient funds, together with amounts paid by Obligors that were collected during the related Settlement Period and which do not relate to principal and interest payments due on the Receivables;

          (iv)  fourth, from the Total Available Funds, to pay to the Collateral
                ------
Agent all fees and expenses due pursuant to Section 7.2 hereof, but not, for any single Remittance Date, in excess of 1/12 of the annual amount set forth on the fee schedule attached as Exhibit P hereto, and to the Trustee, its fees and expenses (to the extent not paid by the Servicer), but not, for any single Remittance Date, in excess of the monthly amount set forth in part III of the fee schedule attached as Exhibit Q hereto;

          (v)   fifth, from the Total Available Funds, to pay the Purchaser an
                -----
amount equal to all accrued and unpaid Note Interest in respect of such Settlement Period and with respect to any previous Settlement Period to the extent not previously paid;

          (vi)  sixth, from the Total Available Funds, the Monthly Principal
                -----
Amount shall be paid (x) if such Remittance Date occurs during the Revolving Period, to the Funding Account, or (y) if such Remittance Date occurs during the Amortization Period, to the Purchaser, in reduction of the Net Investment;

          (vii)  seventh, from the Total Available Funds, to the extent of
                 -------
any remaining Total Available Funds, to pay the Note Insurer, the Premium Amount then due and any accrued and unpaid Premium Amount with interest at the Late Payment Rate;

          (viii) eighth, from the Total Available Funds, to the Note Insurer,
                 ------
the Reimbursement Amount, if any, then due to it;

          (ix)   ninth, from the Total Available Funds, to the successor
                 -----
Servicer, if any, expenses incurred in connection with transition of servicing, and any fees owed to the successor Servicer not paid in (ii) above;

          (x)    tenth, from the Available Funds, to the Reserve Account, the
                 -----
amount, if any, by which the Reserve Account Required Amount, after taking into account any Receivables Delivery which occurs on such Remittance Date, then exceeds the amount then on deposit in the Reserve Account, after taking into account all other deposits to, and all withdrawals and transfers from, the Reserve Account on such Remittance Date;

          (xi)   eleventh, from the Available Funds, to the Yield Supplement
                 --------
Account, the amount, if any, by which the Target Yield Supplement Account Amount then exceeds the amount on deposit in the Yield Supplement Account, after taking into account all other deposits to, and all withdrawals and transfers from, the Yield Supplement Account on such Remittance Date;

          (xii)  twelfth, from the Available Funds, any amounts owed to the
                 -------
Collateral Agent and the Trustee not paid in (iv) above;

          (xiii) thirteenth, from the Available Funds, an amount equal to the
                 ----------
positive excess, if any, of (x) the Net Investment on such Remittance Date, after taking into account all other Facility Activity on such Remittance Date over (y) the Borrowing Base as of such Remittance Date, after taking into account all other Facility Activity on such Remittance Date, which amount shall be paid (a) if such Remittance Date occurs during the Revolving Period, to the Funding Account, or (b) if such Remittance Date occurs during the Amortization Period, to the Purchaser, in reduction of the Net Investment; and

          (xiv)  fourteenth, from the Available Funds, all remaining
                 ----------
Available Funds shall be paid (x) if the Rapid Amortization Period is then in effect unless the Note Insurer otherwise directs, to the Purchaser, as a reduction in the Net Investment until the Net Investment has been reduced to zero or (y) if the Rapid Amortization Period is not then in effect, to the holders of the Class A Certificates.

          (b) (i) In the event that, on any Remittance Date, the Available Funds are insufficient, after following the priority of payments as enumerated in paragraph (a) above, to fund in full the amounts described in clauses (i),
(ii), (iii), (iv) and (v) of paragraph (a) above on such Remittance Date, the Collateral Agent shall transfer the amount of the insufficiency to the Collection Account (x) first, from the Yield Supplement Account, until the amount on deposit therein has been reduced to zero and (y) second, and to the extent of any remaining insufficiency once the amount on deposit in the Yield Supplement Account has been reduced to zero, from the Reserve Account.

          (ii) In the event that, on any Remittance Date, the Available Funds are insufficient after following the payment priorities enumerated in paragraph
(a) above, to fund in full the amounts described in clauses (vi), (vii), (viii) and (ix) of paragraph (a) above on such Remittance Date, the Collateral Agent shall transfer the amount of such insufficiency to the Collection Account from the Reserve Account, to the extent of amounts then on deposit therein and after taking into account any withdrawal therefrom pursuant to clause (b)(i)(y) above.

          (c) In the event that, on any Determination Date, the Collateral Agent determines that, after application of the Total Available Funds on such Remittance Date, a Deficiency Amount then exists, the Collateral Agent shall, submit a claim under the Note Policy pursuant to the terms thereof demanding that the Note Insurer pay to the Collateral Agent for deposit in the Collection Account the amount of such Deficiency Amount, in immediately available funds pursuant to the terms of the Note Policy.

     SECTION 2.4.  Prepayments.   On each Payment Date the Collateral Agent
                   -----------
shall apply an amount on deposit in the Collection Account, to the extent of the Prepayment Amount, as directed by the Servicer as follows:


               (a) an amount equal to the amount described in clause (i) of the definition of Prepayment Amount shall be paid to the Purchaser, in reduction of the Net Investment; and

               (b) an amount equal to the amount described in clause (ii) of the definition of Prepayment Amount shall be paid to the Purchaser on account of accrued interest on the Note, through the Prepayment Date.


     SECTION 2.5.  Liquidation Settlement Procedures.
                   ---------------------------------

          Following any date after the date on which all Secured Obligations have been paid in full in cash, (i) the Collateral Agent shall be considered to have released its security interest in and continuing Lien on the Collateral, including all of the Receivables and Related Security, (ii) the Servicer shall pay to the Debtor any remaining Collections set aside and held by the Servicer, and (iii) the Collateral Agent shall, at the written request of the Debtor, execute and deliver to the Debtor, at the Debtor's expense, such documents or instruments as are necessary to terminate the Collateral Agent's security interest in the Collateral, including all of the Receivables and Related Security and Collections with respect thereto. Any such documents shall be prepared by or on behalf of the Debtor at the expense of the Debtor. After giving effect to any such liquidation, any amounts remaining in the Reserve Account, the Yield Supplement Account and in the Funding Account shall be paid to the holders of the Class A Certificates.

     SECTION 2.6.  Protection of Interest of the Collateral Agent.
                   ----------------------------------------------

          (a) AmeriCredit and AMTN agree that they shall, and shall cause the Debtor to, from time to time, at its expense, promptly execute and deliver all instruments and documents and take all actions as may be necessary or as the Collateral Agent may reasonably request in order to perfect or protect the Collateral or to enable the Collateral Agent or any Secured Party to exercise or enforce any of its rights hereunder. Nothing contained herein shall imply a duty of the Collateral Agent to initiate the preparation of documents or the taking of action to perfect or protect the Collateral beyond the duties specifically enumerated herein and contained in the Transaction Documents. Without limiting the foregoing, AmeriCredit and AMTN shall, and shall cause the Debtor to, in order to accurately reflect the security interest of the Collateral Agent for the benefit of the Secured Parties in the Collateral, (i) stamp (or cause to be stamped) all Contracts and related files with the legend set forth in Section 2.1 hereof and
(ii) upon the request of any Secured Party, execute and file such financing or continuation statements or amendments thereto or assignments thereof as may be requested by such Secured Party and mark its master data processing records and other documents (or to cause such records or other documents to be marked) so as to indicate the Collateral Agent's security interest in the portion of the Collateral consisting of Receivables, the related Contracts, the Collections and the Related Security with respect thereto. AmeriCredit and AMTN agree that they shall take all actions necessary to cause the Debtor to similarly mark its records to reflect the sale of the Receivables and the Contracts to the Debtor and the Collateral Agent's security interest in the Receivables, the related Contracts, the Collections and the Related Security with respect thereto. AmeriCredit and AMTN shall, and shall cause the Debtor to, at their own expense, upon request of any Secured Party, obtain such additional search reports as any such Secured Party shall request. To the fullest extent permitted by applicable law, the Collateral Agent shall be permitted to sign and file continuation statements and amendments thereto and assignments thereof in respect of security interests created under this Agreement without the Debtor's, AmeriCredit's or AMTN's signature. Carbon, photographic or other reproduction of this Agreement or any financing statement shall be sufficient as a financing statement. The Debtor shall not, and shall not permit AmeriCredit or AMTN to, change its name, identity or corporate structure (within the meaning of Section 9-402(7) of the UCC as in effect in the State of New York, Delaware and Texas) or relocate its chief executive office or any office where Records are kept unless it shall have: (i) given the Collateral Agent and the Note Insurer at least thirty (30) days' prior notice thereof and (ii) prepared at the Debtor's expense and delivered to the Collateral Agent all financing statements, instruments and other documents necessary to preserve and protect the Collateral or requested by the Collateral Agent or any Secured Party in connection with such change or relocation. Any filings under the UCC or otherwise that are occasioned by such change in name or location shall be made at the expense of the Debtor. On the Closing Date, the Debtor shall deliver to the Collateral Agent and the Note Insurer a listing by account number of the Contracts as of the Closing Date, which listing shall constitute Schedule A hereto and is hereby incorporated herein by reference. On each Remittance Date, the Debtor shall deliver to the Collateral Agent and the Note Insurer an updated listing by account number of the Contracts as of the last day of such Settlement Period (giving effect to any releases by the Purchaser pursuant to Section 2.15 hereof) and such updated list shall thereupon constitute Schedule A hereto and is hereby incorporated by reference herein.

          (b) The Servicer shall instruct all Obligors to cause all Collections to be deposited directly with a Lock-Box Bank, acting as agent for the Collateral Agent, on behalf of the Secured Parties, pursuant to a Lock-Box Agreement. Amounts received by a Lock-Box Bank in respect of Receivables may initially be deposited into a Lock-Box Account maintained by the Lock-Box Bank as agent for the Collateral Agent, on behalf of the Secured Parties, and for other owners of automobile Receivables serviced by the Servicer. The Servicer shall be permitted to give instructions to the Lock-Box Banks for so long as neither a Potential Termination and Amortization Event nor any Termination and Amortization Event has occurred hereunder. The Servicer shall not add any bank as a Lock-Box Bank to those listed on Exhibit A attached hereto unless such bank has entered into a Lock-Box Agreement. The Servicer shall not terminate any bank as a Lock-Box Bank unless the Collateral Agent and the Note Insurer shall have received fifteen (15) days' prior notice of such termination. The Servicer shall use its best efforts to cause the Lock-Box Bank, pursuant to the Lock-Box Agreement, to deposit all payments on the Receivables in the Lock-Box Account not later than the Business Day after receipt thereof and, within two (2) Business Days of receipt of Collections into the Lock-Box Account, the Servicer shall cause such Collections to be remitted into the Collection Account. If the Debtor, AmeriCredit, AMTN or the Servicer receives any Collections, the Debtor, AmeriCredit, AMTN or the Servicer, as applicable, shall immediately, but in any event within two (2) Business Days of receipt, remit (and shall cause AmeriCredit and AMTN to remit) such Collections to the Collection Account.

     SECTION 2.7.  Deemed Collections; Application of Payments.
                   -------------------------------------------

          (a)  If on any day the Outstanding Balance of a Receivable is either
(x) reduced as a result of any defective, rejected or returned merchandise or services, any discount, credit, rebate, dispute, warranty claim, repossessed or returned goods, charge-back, allowance, any billing adjustment, dilutive factor or other adjustment or (y) reduced or canceled as a result of a setoff or offset in respect of any claim by any Person (whether such claim arises out of the same or a related transaction or an unrelated transaction), the Debtor shall be deemed to have received on such day a Collection of such Receivable in the amount of such reduction or cancellation and the Debtor shall pay to the Servicer an amount equal to such reduction or cancellation and such amount shall be deposited into the Collection Account and applied by the Servicer as a Collection in accordance with Section 2.3 or 2.4 hereof, as applicable.

          (b)  If on any day any of the representations or warranties in
Article III was or becomes untrue with respect to a Receivable (whether on or after the date of any transfer of an interest therein to the Collateral Agent, for the benefit of the Secured Parties, as contemplated hereunder), the Debtor shall be deemed to have received on such day a Collection of such Receivable in full and the Debtor shall on such day pay to the Servicer an amount equal to the Outstanding Balance of such Receivable and such amount shall be deposited into the Collection Account and allocated and applied by the Servicer as a Collection on account of such Receivable.

          (c) Any payment by an Obligor in respect of any indebtedness owed by it to the Debtor, AmeriCredit or AMTN shall, except as otherwise specified by such Obligor or otherwise required by contract or law and unless otherwise instructed by the Note Insurer, be applied as a Collection of any Receivable of such Obligor included in the Net Investment (starting with the oldest such Receivable) to the extent of any amounts then due and payable thereunder before being applied to any other receivable or other indebtedness of such Obligor.

     SECTION 2.8.  Payments and Computations, Etc.  All amounts to be paid
                   ------------------------------
or deposited by the Debtor or the Servicer hereunder shall be paid or deposited in accordance with the terms hereof no later than 1:00 p.m. (New York City time) on the day when due in immediately available funds; if such amounts are payable to the Note Insurer (whether on behalf of the Purchaser or any other Owners or otherwise), they shall be paid or deposited in the Note Insurer's account indicated in Section 9.3 hereof, until otherwise notified by the Note Insurer, the Purchaser or any other Owners. The Debtor shall, to the extent permitted by law, pay to the applicable Secured Parties upon demand, interest on all amounts not paid or deposited when due to the Secured Parties hereunder at a rate equal to 2% per annum plus LIBOR as of the most recent LIBOR Determination Date. All computations of Note Interest, Premium Amount, the Monthly Administration Fee, the Late Payment Rate and the Servicing Fee hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first but excluding the last day) elapsed. Any computations by the Note Insurer of amounts payable by the Debtor hereunder shall be binding upon the Debtor absent manifest error.

     SECTION 2.9.  Reports.  On or before each Determination Date, the Servicer
                   -------
shall prepare and forward to the Collateral Agent and the Note Insurer, (i) a Servicer's Certificate as of the end of the preceding Settlement Period, (ii) if requested by the Collateral Agent or the Note Insurer, a computer tape listing by Obligor all Receivables, together with an aging of such Receivables, and
(iii) such other information as the Collateral Agent, the Note Insurer or any Secured Party may reasonably request. The Note Insurer shall provide to the Debtor, the Servicer and to the Collateral Agent, within three (3) Business Days of each LIBOR Determination Date indicating LIBOR as it applies to the Purchaser's medium term notes with respect to the upcoming MTN Payment Date.
The Collateral Agent will determine LIBOR as it applies to the Note, on each LIBOR Determination Date, and will forward such determination to the Debtor and to the Servicer within three (3) Business Days. The Servicer will compare the two LIBOR rates, and will promptly contact the Purchaser, the Collateral Agent and the Note Insurer if such rates do not reconcile.

     SECTION 2.10. Collection Account.
                   ------------------

          (a) There shall be established on or prior to the Closing Date and maintained, for the benefit of the Secured Parties, with the Collateral Agent, an Eligible Deposit Account (the "Collection Account"), bearing a designation
                                  ------------------
clearly indicating that the funds deposited therein are held in the name of the Collateral Agent, for the benefit of the Secured Parties. The Collection Account shall be under the exclusive ownership and control of the Collateral Agent, for the benefit of the Secured Parties. Subject to the terms hereof, the Collateral Agent shall possess all right, title and interest in and to all funds deposited from time to time in the Collection Account.

          There shall be deposited in the Collection Account:

               (i) by the Servicer, on a daily basis and from the Lock-Box Account, all Collections on account of the Receivables, within two (2) Business Days upon receipt or such Collections in the Lock-Box Account;

               (ii) amounts representing net investment earnings (a) on the Funding Account, as provided in Section 2.11(h), (b) on the Yield Supplement Account as provided in Section 2.12(a)(iii) and (c) on the Reserve Account, as provided in Section 2.15(a)(iii), in each case, upon the Collateral Agent's receipt of any such net investment earnings;

               (iii)  amounts received under any Hedging Arrangement;

               (iv) amounts transferred from the Funding Account to the Collection Account pursuant to Section 2.11(e), and from the Yield Supplement Account to the Collection Account pursuant to Section 2.12(a)(vi), in each case in connection with the commencement of the Amortization Period;

               (v) amounts transferred from the Reserve Account and from the Yield Supplement Account pursuant to Section 2.3(b) hereof;

               (vi)   the proceeds of each draw under the Note Policy; and

               (vii) the amount deposited in the Collection Account as provided in Section 6.5 hereof.

          On the date on which Secured Obligations have been paid in full, any funds remaining on deposit in the Collection Account shall be paid to the Debtor.

               (b) Subject to subsection (d) below, funds on deposit in the Collection Account shall be invested in Eligible Investments by the Collateral Agent at the written direction of the Servicer, provided that if such Eligible Investments are not available or a Termination and Amortization Event shall have occurred, such investments shall be made in the investment described in subclause (iv) of the definition of Eligible Investments. Any such written directions shall specify the particular investment to be made and shall certify that such investment is an Eligible Investment and is permitted to be made under this Agreement.

               (c) The Servicer shall provide the Collateral Agent on or prior to the Closing Date and from time to time an incumbency certificate or the substantial equivalent with respect to each officer of the Servicer that is authorized to provide instructions relating to investments in Eligible Investments in the Collection Account.

               (d) Funds on deposit in the Collection Account shall be invested by the Collateral Agent, in the name of the Collateral Agent, in Eligible Investments that will mature so that such funds will be available so as to permit amounts in the Collection Account to be paid and applied on the Remittance Date and otherwise in accordance with the provisions of Sections 2.3 and 2.4 hereof. Realized losses, if any, on amounts invested in such Eligible Investments shall be charged against investment earnings on amounts on deposit in the Collection Account

     SECTION 2.11.  Funding Account.
                    ---------------

               (a) There shall be established on or prior to the Closing Date and maintained, for the benefit of the Secured Parties, with the Collateral Agent, an Eligible Deposit Account (the "Funding Account"), bearing a
                                         ---------------
designation clearly indicating that the funds deposited therein are held in the name of the Collateral Agent, for the benefit of the Secured Parties. The Funding Account shall be under the exclusive ownership and control of the Collateral Agent, for the benefit of the Secured Parties. Subject to the terms hereof, the

Collateral Agent shall possess all right, title and interest in and to all funds deposited from time to time in the Funding Account.

          There shall be deposited in the Funding Account:

               (i)    on the Closing Date, $750,000,000;

               (ii) on each Remittance Date, the amounts, if any, described in Sections 2.3(a)(vi) and 2.3(a)(xiii) hereof with respect to such Remittance Date;

               (iii) on each Take-Out Date, the amount, if any, specified in the related Take-Out Notice which is to be deposited in the Funding Account in connection with the related Take-Out; and

               (iv) any amounts delivered to the Collateral Agent by the Debtor and designated by the Debtor for deposit in the Funding Account.

All interest and earnings (net of losses and investment expenses) on funds on deposit in the Funding Account shall be deposited upon receipt in the Collection Account. On the date on which the Net Investment is zero and all Secured Obligations have been paid in full, any funds remaining on deposit in the Funding Account shall be paid to the holders of the Class A Certificates.

               (b) On any Business Day during the Revolving Period, amounts on deposit in the Funding Account may be released therefrom and paid to the Debtor in exchange for a Receivables Delivery on such Business Day, provided
                                                                    --------
that:
----

               (i) the Collateral Agent, the Purchaser and the Note Insurer shall have received an executed copy of the related Delivery Notice not later than 10:30 a.m. Eastern Standard Time on the related Delivery Date; and

               (ii) the Debtor shall have timely delivered an Officer's Certificate regarding Hedging Arrangements, as required pursuant to Section 5.3 hereof.

               (c) The amount to be released from the Funding Account in connection with a Receivables Delivery shall be comprised of two components:

               (i)    the "Reserve Account Deposit Amount", which shall equal
                           ------------------------------
     the product of (x) the applicable Initial Reserve Percentage and (y) the aggregate Net Receivable Balance of all Receivables comprising the Receivables Delivery, but in no event an amount which would increase the amount on deposit in the Reserve Account to a level above the then Reserve Account Required Amount; and

               (ii)   the "Receivables Delivery Payment Amount", which shall be
                           -----------------------------------
     equal to, after giving effect to any related release pursuant to Section 2.11(c)(i) hereof, the excess of (A) the Borrowing Base immediately following such Receivables Delivery over (B) the Net Investment.

          On the related Delivery Date, the Collateral Agent shall transfer the related Reserve Account Deposit Amount from the Funding Account to the Reserve Account, and shall pay the Receivables Delivery Payment Amount to the accounts designated by the Debtor on behalf of the holders of the Class A Certificates in the related Delivery Notice.

               (d) On any Business Day on which the Borrowing Base exceeds the Net Investment, the amount of such excess, to the extent then on deposit in the Funding Account may be paid by the Collateral Agent to the accounts designated by the Debtor on behalf of the holders of the Class A Certificates, if the Debtor so requests. If, after taking into account the payment to the Debtor of any such amount from the Funding Account, the Borrowing Base still exceeds the Net Investment, the Debtor may deliver a Take-Out Notice and request the release to it of Receivables designated by the Debtor such that, when so released, the Net Investment would equal the Borrowing Base, provided that no Termination and Amortization Event would result from such release. The provisions of this paragraph (d) shall be inoperative following the occurrence of a Termination and Amortization Event.

               (e) On the first Remittance Date occurring during the Amortization Period, the Collateral Agent shall transfer all amounts then on deposit in the Funding Account to the Collection Account for application in accordance with Section 2.3(a) hereof.

               (f) Subject to subsection (h) below, funds on deposit in the Funding Account shall be invested in Eligible Investments by the Collateral Agent at the written direction of the Servicer, provided that if such Eligible Investments are not available or a Termination and Amortization Event shall have occurred, such investments shall be made in the investment described in subclause (iv) of the definition of Eligible Investments. Any such written directions shall specify the particular investment to be made and shall certify that such investment is an Eligible Investment and is permitted to be made under this Agreement.

               (g) The Servicer shall provide the Collateral Agent on or prior to the Closing Date and from time to time an incumbency certificate or the substantial equivalent with respect to each officer of the Servicer that is authorized to provide instructions relating to investments in Eligible Investments in the Funding Account.

               (h) Funds on deposit in the Funding Account shall be invested by the Collateral Agent, in the name of the Collateral Agent, in Eligible Investments that will mature so that such funds will be available so as to permit amounts in the Collection Account to be paid and applied on each Remittance Date and otherwise in accordance with the provisions of this Section
2.11. Investment earnings on amounts on deposit in the Funding Account shall be deposited into the Collection Account immediately following receipt thereof. Realized losses, if any, on amounts invested in such Eligible Investments shall be charged against investment earnings on amounts on deposit in the Collection Account

     SECTION 2.12.  Yield Supplement Account; Withdrawals; Releases.
                    -----------------------------------------------

               (a) (i) There shall be established on the Closing Date and maintained, for the benefit of the Secured Parties, with the Collateral Agent, an Eligible Deposit Account (the "Yield Supplement Account"), bearing a
                                  ------------------------
designation clearly indicating that the funds deposited therein are held in the name of the Collateral Agent, for the benefit of the Secured Parties. Subject to the terms hereof, the Collateral Agent shall possess all right, title and interest in and to all funds deposited from time to time in the Yield Supplement Account, including all Eligible Investments in which such funds are invested.

               (ii)   There shall be deposited in the Yield Supplement Account:
(x) by the Debtor, on any Take-Out Date, the amount, if any, by which the Target Yield Supplement Account Amount then exceeds the amount on deposit in the Yield Supplement Account; (y) any amounts delivered to the Collateral Agent by the Debtor and designated by the Debtor for deposit to the Yield Supplement Account; and (z) on each Remittance Date, the amount, if any, described in Section 2.3(a)(xii) hereof with respect to such Remittance Date.

               (iii) Funds on deposit in the Yield Supplement Account (other than investment earnings) shall be invested by the Collateral Agent (in the name of the Collateral Agent on behalf of the Secured Parties) in Eligible Investments that will mature so that such funds will be available on the Remittance Date following such investment. Investment earnings on amounts on deposit in the Yield Supplement Account shall be deposited into the Collection Account immediately following receipt thereof.

               (iv) Subject to clause (iii) above, funds on deposit in the Yield Supplement Account shall be invested in Eligible Investments by or at the written direction of the Servicer, provided that if such Eligible Investments are not available or a Termination and Amortization Event shall have occurred, such investments shall be made in the investment described in subclause (iv) of the definition of Eligible Investments. Any such written directions shall specify the particular investment to be made and shall certify that such investment is an Eligible Investment and is permitted to be made under this Agreement.

               (v) The Servicer shall provide the Collateral Agent on the date hereof and from time to time an incumbency certificate or the substantial equivalent with respect to each officer of the Servicer that is authorized to provide instructions relating to investments in Eligible Investments in the Yield Supplement Account.

               (vi) On the first Remittance Date occurring during the Amortization Period, the Collateral Agent shall withdraw all amounts on deposit in the Yield Supplement Account and deposit such amounts into the Collection Account. Realized losses, if any, on amounts invested in such Eligible Investments shall be charged against investment earnings on amounts on deposit in the Yield Supplement Account, as applicable.

               (b) In the event that on any Borrowing Base Determination Date, after giving effect to the amounts required to be distributed pursuant to
Section 2.3(a) hereof and any amounts to be withdrawn pursuant to clause Section 2.3(b), the amount on deposit in the Yield Supplement Account exceeds the Target Yield Supplement Account Amount, the Collateral Agent shall, if no Termination and Amortization Event or Potential Termination and Amortization Event shall have occurred, release to the Debtor an amount equal to the excess of the amount on deposit in the Yield Supplement Account over the Target Yield Supplement Account Amount.

               (c) On the day on which the Secured Obligations shall have been paid in full, in cash, the Collateral Agent shall release to the Debtor all amounts on deposit in the Yield Supplement Account.

     SECTION 2.13.  [Intentionally Omitted].
                    -----------------------

     SECTION 2.14.  [Intentionally Omitted].
                    -----------------------

     SECTION 2.15.  Reserve Account; Withdrawals; Releases.
                    --------------------------------------

               (a) (i) There shall be established on the Closing Date and maintained, for the benefit of the Secured Parties, with the Collateral Agent, an Eligible Deposit Account (the "Reserve Account"), bearing a designation
                                  ---------------
clearly indicating that the funds deposited therein are held in the name of the Collateral Agent, for the benefit of the Secured Parties. Subject to the terms hereof, the Collateral Agent shall possess all right, title and interest in and to all funds deposited from time to time in the Reserve Account.

               (ii) There shall be deposited in the Reserve Account (x) on each Receivables Delivery Date, the related Reserve Account Deposit Amount transferred from the Funding Account, or if not so available from the Funding Account, then from the Servicer as described in Section 2.11(c)(i) hereof and
(y) on each Remittance Date, the amount, if any, described in Section 2.3(a)(xi) hereof on such Remittance Date.

               (iii) Funds on deposit in the Reserve Account (other than investment earnings) shall be invested by the Collateral Agent (in the name of the Collateral Agent on behalf of the Secured Parties) in Eligible Investments that will mature so that such funds will be available on the Remittance Date following such investment. Investment earnings on amounts on deposit in the Reserve Account shall be deposited into the Collection Account immediately following receipt thereof.

               (iv) Subject to clause (iii) above, funds on deposit in the Reserve Account shall be invested in Eligible Investments by or at the written direction of the Servicer, provided that if such Eligible Investments are not available or a Termination and Amortization Event shall have occurred, such investments shall be made in the investment described in subclause (iv) of the definition of Eligible Investments. Any such written directions shall specify the particular investment to be made and shall certify that such investment is an Eligible Investment and is permitted to be made under this Agreement.

               (v) The Servicer shall provide the Collateral Agent on the date hereof and from time to time an incumbency certificate or the substantial equivalent with respect to each officer of the Servicer that is authorized to provide instructions relating to investments in Eligible Investments in the Reserve Account.

               (vi) Realized losses, if any, on amounts invested in such Eligible Investments shall be charged against investment earnings on amounts on deposit in the Reserve Account, as applicable.

               (b) In the event that on any Borrowing Base Determination Date or on any Remittance Date, after taking into account all other Facility Activity on such date, the amount on deposit in the Reserve Account exceeds the Reserve Account Required Amount, the Collateral Agent shall, if no Termination and Amortization Event or Potential Termination and Amortization Event shall have occurred, release to the holders of the Class A Certificates an amount equal to the excess of the amount on deposit in the Reserve Account over the Reserve Account Required Amount.

               (c) On the day on which the Secured Obligations shall have been paid in full, in cash, the Collateral Agent shall release to the holders of the Class A Certificates all amounts on deposit in the Reserve Account.

     SECTION 2.16.  Optional Release.
                    ----------------

          On any Business Day, the Debtor shall have the right, upon delivery to the Collateral Agent of a Take-Out Notice substantially in the form of Exhibit K hereto, to require the Collateral Agent to release its security interest in and its Lien on all or part of the Contracts and the related Receivables on the terms and conditions set forth herein. It shall be a condition precedent to any such release that (i) the Debtor shall pay to the Collateral Agent for deposit in the Funding Account an amount equal to the amount necessary to maintain the Borrowing Base at a level at least equal to the Net Investment (calculated after giving effect to such proposed release of Receivables and by including in the Net Receivables Balance only those Receivables that as of such date satisfy (as if determined on such date) the definition of Eligible Receivable provided that no Delinquent Receivable shall be classified as an Eligible Receivable on such day) (ii) the Debtor shall have given the Note Insurer and the Collateral Agent irrevocable prior written notice by not later than 10:30 a.m. Eastern Standard Time on the day of such release of (x) its intention to request a release with respect to such Contracts and Receivables and (y) the proposed date of such release, (iii) the Debtor shall provide to the Note Insurer and the Collateral Agent, either in the Take-Out Notice or in an Officer's Certificate, certification that as of the date of such release all non-released Receivables satisfy the definition of Eligible Receivable (and are not Delinquent Receivables or Defaulted Receivables) set forth herein, (iv) after giving effect to such release the amount on deposit in the Reserve Account shall be at least equal to the Reserve Account Required Amount, (v) the Debtor shall not have applied any adverse selection criteria to the Contracts and the Receivables being released on such date and (vi) AmeriCredit shall pay any breakage costs incurred in connection with such release under any Hedging Arrangement. Nothing above shall imply a duty of the Collateral Agent to determine whether such above-referenced conditions precedent have been satisfied. The Debtor shall pay to the Note Insurer, for the benefit of the Purchaser, such amounts as are required under this Section on the date of such release.

          The Debtor shall be obligated to pay all reasonable legal fees, expenses or other costs of the Note Insurer, the Collateral Agent, and the Secured Parties arising in connection with any such assignment.

          Upon the deposit of all required amounts and the payment by the Debtor of the amounts described in this Section, the Collateral Agent shall execute and deliver to the Debtor, at the Debtor's expense, such documents or instruments as are necessary to terminate the Collateral

Agent's security interest in the released Receivables and the Contracts related thereto. Any such documents shall be prepared by or on behalf of the Debtor in form and substance satisfactory to the Collateral Agent.

     SECTION 2.17.  Delivery of Collateral.  With respect to the Collateral,
                    ----------------------
the Debtor and the Collateral Agent hereby agree that:

                      (i) Any Collateral that is held in deposit accounts shall be held in the Collection Account and shall be subject to the exclusive dominion and control of the Collateral Agent, and the Collateral Agent shall have sole signature authority with respect thereto;

                      (ii) Any Collateral that is Physical Property (as defined under the definition of "Delivery") shall be delivered to the Collateral Agent in accordance with paragraph (a) of the definition of "Delivery" and shall be held, pending maturity or disposition, solely by the Collateral Agent or a Securities Intermediary (as such term is defined in Section 8-102(a)(14) of the UCC;

                    (iii) Any Collateral that is a "certificated security" under Article 8 of the UCC shall be delivered to the Collateral Agent in accordance with paragraph (b) of the definition of "Delivery" and shall be held, pending maturity or disposition, solely by the Collateral Agent or a Securities Intermediary (as such term is defined in Section 8-102(a)(14) of the UCC);

                    (iv) Any Collateral that is an "uncertificated security" under Article 8 of the UCC shall be delivered to the Collateral Agent in accordance with paragraph (c) of the definition of "Delivery" and shall be maintained by the Collateral Agent, pending maturity or disposition, through continued registration on the books and records of the issuer thereof of the ownership of such security by the Collateral Agent (or its nominee) or a Securities Intermediary (as such term is defined in Section 8-102(a)(14) of the UCC);

                    (v) Any Collateral that is a book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations shall be delivered to the Collateral Agent in accordance with paragraph (d) of the definition of "Delivery" and shall be maintained by the Collateral Agent, pending maturity or disposition, through continued book-entry registration of such Collateral in the name of the Collateral Agent or a Securities Intermediary (as such term is defined in Section 8-102(a)(14) of the UCC; and

                    (vi) Any Collateral held through a Securities Intermediary (as such term is defined in Section 8-102(a)(14) of the UCC) shall be held in a securities account (as such term is defined in
          Section 8-501(a) of the UCC) that is established by such Securities Intermediary in the name of the Collateral Agent for which the Collateral Agent is the sole entitlement holder (as defined in Section 8-102(a)(7) of the UCC).

               Effective upon Delivery of any Collateral in the form of Physical Property, book-entry securities or uncertificated securities, the Collateral Agent shall be deemed to have purchased such Collateral for value, in good faith and without notice of any adverse claim thereto.


                                  ARTICLE III

                        REPRESENTATIONS AND WARRANTIES

     SECTION 3.1.   Representations and Warranties of the Debtor, AmeriCredit
                    ---------------------------------------------------------
and AMTN.  On the Closing Date and on each Determination Date, Remittance Date
--------
and Delivery Date, the Debtor, AmeriCredit and AMTN represent and warrant to the Note Insurer, the Collateral Agent and the Secured Parties that:

               (a)  Existence and Power.  The Debtor is a business trust duly
                    -------------------
organized, validly existing and in good standing under the laws of the State of Delaware and has all power and all material governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which its business is now conducted. The Debtor is duly qualified to do business in, and is in good standing in, every other jurisdiction in which the nature of its business requires it to be so qualified.

               (b)  Authorization; Contravention.  The execution, delivery and
                    ----------------------------
performance by the Debtor of this Agreement and the other Transaction Documents are within the Debtor's trust powers, have been duly authorized by all necessary trust action, require no action by or in respect of, or require the consent or approval of, or the filing of any notice or other documentation with, any Official Body or other Person (except as contemplated by Section 2.6 hereof), and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the Trust Agreement of the Debtor or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Debtor or result in the creation or imposition of any Adverse Claim on the assets of the Debtor or any of its Subsidiaries (except as contemplated by Section 2.6 hereof).

               (c)  Binding Effect.  Each of this Agreement and the other
                    --------------
Transaction Documents has been duly executed and delivered and constitutes the legal, valid and binding obligation of the Debtor, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors generally.

               (d)  Perfection. Immediately preceding each Receivables Delivery,
                    ----------
the Debtor shall be the legal and beneficial owner of all of the Receivables, Related Security and Collections, free and clear of all Adverse Claims. On or prior to each Funding and each day on which a Receivable is sold to the Debtor by AmeriCredit or AMTN, as the case may be, pursuant to the Master Receivables Purchase Agreement, all financing statements and other documents required to be recorded or filed in order to perfect and protect (i) the Debtor's interest in the Receivables, the Contracts related thereto, the Related Security with respect thereto and all

Proceeds thereof against all creditors of and purchasers from AmeriCredit or AMTN, as applicable and (ii) the interest of the Collateral Agent on behalf of the Purchaser and the other Owners in the Collateral against all creditors of and purchasers from AmeriCredit, AMTN and the Debtor will have been duly filed in each filing office necessary for such purpose, and all filing fees and taxes, if any, payable in connection with such filings shall have been paid in full.

               (e)  Accuracy of Information.  All information heretofore
                    -----------------------
furnished by the Debtor (including without limitation, the Servicer's Certificate, any reports delivered pursuant to Section 2.9 hereof and AmeriCredit Corp.'s financial statements) to the Collateral Agent, the Secured Parties, the Note Insurer or any of the other Persons party hereto for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all such information hereafter furnished by the Debtor to any such Person will be, true and accurate in every material respect, and the Debtor has not omitted to disclose any information which is material to the transaction on the date such information is furnished.

               (f)  Tax Status.  All tax returns (federal, state and local)
                    ----------
required to be filed with respect to the Debtor have been filed (which filings may be made by an Affiliate of the Debtor on a consolidated basis covering the Debtor and other Persons) and there has been paid or adequate provision made for the payment of all taxes, assessments and other governmental charges in respect of the Debtor (or in the event consolidated returns have been filed, with respect to the Persons subject to such returns).

               (g)  Action, Suits.  There are no actions, suits or proceedings
                    -------------
pending, or to the knowledge of the Debtor threatened, against or affecting (x) the Debtor or its properties and (y) except as set forth in Exhibit E hereto, against any Affiliate of the Debtor or their respective properties, in or before any court, arbitrator or other body which in the case of clause (y), individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect if determined adversely to such Affiliate. The Debtor is not in violation of any order of any Official Body.

               (h)  Use of Proceeds.  The proceeds of any Receivables Delivery
                    ---------------
Payment Amount will be used by the Debtor to (a) acquire the Receivables, the Contracts related thereto and the Related Security with respect thereto from AmeriCredit or AMTN, as the case may be, pursuant to the Master Receivables Purchase Agreement, (b) to pay down debt in connection with the purchase of the Receivables and Contracts pursuant to the Master Receivables Purchase Agreement, or (c) to make distributions constituting a return of capital. No proceeds of any Receivables Delivery Payment Amount will be used by the Debtor to acquire any security in any transaction which is subject to Section 12 of the Securities Exchange Act of 1934, as amended or for any purpose that violates any applicable law, rule or regulation, including Regulation U of the Federal Reserve Board.

               (i)  Place of Business.  The principal place of business and
                    -----------------
chief executive office (as such terms are defined in the UCC) of the Debtor are located at the address of the Debtor indicated in Section 9.3 hereof and the offices where the Debtor keeps all its Records, are located at the address(es) described on Exhibit F or such other locations notified to the Purchaser in accordance with Section 2.6 hereof in jurisdictions where all action required by
Section 2.6 hereof has been taken and completed.

               (j)  Good Title.  Upon each Receivables Delivery and on each day
                    ----------
on which a Receivable and related Contract is sold to the Debtor by AmeriCredit or AMTN, as the case may be, pursuant to the Master Receivables Purchase Agreement, the Collateral Agent shall acquire a valid and perfected first priority security interest in each Receivable and related Contract that exists on the date of such Funding and sale and in the Related Security and Collections with respect thereto free and clear of any Adverse Claim.

               (k)  Tradenames, Etc.  As of the date hereof:  (i) the Debtor has
                    ---------------
only the subsidiaries and divisions listed on Exhibit G hereto; and (ii) the Debtor has not operated under any tradenames and has not changed its name, merged with or into or consolidated with any other corporation or been the subject of any proceeding under Title 11, United States Code (Bankruptcy).

               (l)  Nature of Receivables. Each Receivable (x) represented by
                    ---------------------
the Debtor or the Servicer to be an Eligible Receivable (including in any report, document or instrument delivered hereunder or in connection with the other Transaction Documents) or (y) included in the calculation of the Net Receivables Balance, satisfies at the time of such representation or inclusion the definition of "Eligible Receivable" set forth herein and, in the case of clause (y) above is not a Defaulted Receivable.

               (m)  Credit and Collection Policy.  Since March 31, 2001, there
                    ----------------------------
have been no material changes in the Credit and Collection Policy other than as permitted hereunder. Since such date, no material adverse change has occurred in the overall rate of collection of the Receivables.

               (n)  Collection and Servicing; Material Adverse Effect.  Since
                    -------------------------------------------------
March 31, 2001, there has not been any material adverse change in the ability of the Servicer (to the extent it is AmeriCredit, the Debtor or any Subsidiary or Affiliate of any of the foregoing) to service and collect the Receivables or other Material Adverse Effect.

               (o)  No Termination and Amortization Event.  No event has
                    -------------------------------------
occurred and is continuing and no condition exists which constitutes a Termination and Amortization Event or a Potential Termination and Amortization Event.

               (p)  Not an Investment Company or a Holding Company.  The Debtor
                    ----------------------------------------------
is not, and is not controlled by, an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or is exempt from all provisions of such Act. The Debtor is not a "holding company," or a subsidiary or affiliate of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

               (q)  ERISA.  Each of the Debtor and its ERISA Affiliates is in
                    -----
compliance in all material respects with ERISA and no lien exists in favor of the Pension Benefit Guaranty Corporation on any of the Receivables.

               (r)  Lock-Box Account.  The name and address of the Lock-Box
                    ----------------
Bank, together with the account number of the Lock-Box Account at such Lock-Box Bank, are specified in Exhibit A hereto (or at such other Lock-Box Banks and/or with such other Lock-Box Accounts as have been notified to the Collateral Agent and for which Lock-Box Agreements have been executed in accordance with Section 2.6(b) hereof and delivered to the Collateral Agent). All Obligors have been instructed (or will be instructed on their next billing statement) to make payment to a Lock-Box Account.

               (s)  Bulk Sales.  No transaction contemplated hereby or by the
                    ----------
Note Purchase Agreement or the Master Receivables Purchase Agreement requires compliance with any bulk sales act or similar law.

               (t)  Transfers Under Master Receivables Purchase Agreement.  Each
                    -----------------------------------------------------
Receivable which has been transferred to the Debtor by AmeriCredit or AMTN has been purchased by the Debtor from AmeriCredit or AMTN, as the case may be, pursuant to, and in accordance with, the terms of the Master Receivables Purchase Agreement.

               (u)  Preference; Voidability.  With respect to each transfer of
                    -----------------------
Receivables and Related Security from AmeriCredit or AMTN, as the case may be, to the Debtor, the Debtor has given reasonably equivalent value to AmeriCredit or AMTN, as applicable, in consideration for such transfer of Receivables and Related Security, and each such transfer has not been made for or on account of an antecedent debt owed by AmeriCredit or AMTN to the Debtor and no such transfer is or may be voidable under any Section of the Bankruptcy Code.

               (v)  Insurance Policies.  At the time of the sale of each
                    ------------------
Receivable and related Contract by AmeriCredit or AMTN to the Debtor pursuant to the Master Receivables Purchase Agreement, each Financed Vehicle is required to be covered by physical damage and liability insurance obtained by the related Obligor at least in the amount required by the related Contract, and each such required insurance policy is required to name AmeriCredit or AMTN, as loss payee and is required to be in full force and effect.

               (w)  Representations and Warranties of AmeriCredit and AMTN.
                    ------------------------------------------------------
Each of the representations and warranties of AmeriCredit and AMTN set forth in Sections 3.1 and 3.3, respectively, of the Master Receivables Purchase Agreement are true and correct in all material respects and each of AmeriCredit and AMTN hereby remakes all such representations and warranties for the benefit of the
Note Insurer, the Collateral Agent, the Purchaser and the Note Insurer.

          Any document, instrument, certificate or notice delivered hereunder by the Debtor to the Note Insurer, the Collateral Agent or the Secured Parties shall be deemed a representation and warranty by the Debtor.

     SECTION 3.2.   Representations and Warranties of the Servicer.  On the
                    ----------------------------------------------
Closing Date and on each Determination Date, Remittance Date and Delivery Date, the Servicer represents and warrants to the Note Insurer, the Collateral Agent and the Secured Parties that:

                    (a)  Corporate Existence and Power.  The Servicer is a
                         -----------------------------
corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all corporate power and all material governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which its business is now conducted. The Servicer is duly qualified to do business in and is in good standing in every other jurisdiction in which the nature of its business requires it to be so qualified.

                    (b)  Corporate and Governmental Authorization;
                         -----------------------------------------
Contravention.  The execution, delivery and performance by the Servicer of this
-------------
Agreement and the other Transaction Documents are within the Servicer's corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or require the consent or approval of, or the filing of any notice or other documentation with, any Official Body (except as contemplated by Section 2.6 hereof), and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or bylaws of the Servicer or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Servicer or result in the creation or imposition of any Adverse Claim on assets of the Servicer or any of its Subsidiaries (except as contemplated by Section
2.6 hereof).

                    (c)  Binding Effect.  This Agreement has been duly executed
                         --------------
and delivered and constitutes the legal, valid and binding obligation of the Servicer, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors generally.

                    (d)  Accuracy of Information.  All information heretofore
                         -----------------------
furnished by the Servicer to the Collateral Agent, the Secured Parties, the Note Insurer or any of the other Persons party hereto for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all such information hereafter furnished by the Servicer to the Collateral Agent, the Secured Parties or the Note Insurer will be, true and accurate in every material respect, and the Servicer has not omitted , and will not omit, to disclose any information which is material to the transactions contemplated by this Agreement on the date such information was or is furnished.

                    (e)  Action, Suits.  There are no actions, suits or
                         -------------
proceedings pending, or to the knowledge of the Servicer threatened, against or affecting the Servicer or any Affiliate of the Servicer or their respective properties, in or before any court, arbitrator or other body, which, individually or in the aggregate, could reasonably be expected to cause a Material Adverse Effect. The Servicer is not in violation of any order of any Official Body.

                    (f)  Nature of Receivables.  Each Receivable included in the
                         ---------------------
calculation of the Net Receivables Balance satisfies at such time the definition of "Eligible Receivable" and is not a Defaulted Receivable.

                    (g)  Credit and Collection Policy.  Since March 31, 2001,
                         ----------------------------
there have been no material changes in the Credit and Collection Policy other than as permitted hereunder. Since such date, no material adverse change has occurred in the overall rate of collection of the Receivables.

                    (h)  Collections and Servicing; Material Adverse Effect.
                         --------------------------------------------------
Since March 31, 2001, there has not been any material adverse change in the ability of the Servicer to service and collect the Receivables or other Material Adverse Effect relating to the Servicer.

                    (i)  Not an Investment Company or a Holding Company.  The
                         ----------------------------------------------
Servicer is not, and is not controlled by, an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or is exempt from all provisions of such Act. The Servicer is not a "holding company," or a subsidiary or affiliate of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                    (j)  Lock-Box Account.  The name and address of the Lock-Box
                         ----------------
Bank, together with the account number of the Lock-Box Account at such Lock-Box Bank, are specified in Exhibit A (or at such other Lock-Box Banks and/or with such other Lock-Box Accounts as have been notified to the Debtor and the Collateral Agent and for which Lock-Box Agreements have been executed in accordance with Section 2.6(b) hereof and delivered to the Collateral Agent). All Obligors have been instructed (or will be instructed on their next billing statement) to make payment to a Lock-Box Account.

                                  ARTICLE IV

                             CONDITIONS PRECEDENT

     SECTION 4.1.   Conditions to Closing.  The obligation of the Purchaser to
                    ---------------------
pay for the Note upon initial issuance is subject to (i) satisfaction of the conditions precedent set forth in Section 4.01 of the Note Purchase Agreement and (ii) receipt by the Note Insurer of the following documents, instruments and fees, all of which shall be in a form and substance acceptable to the Note
Insurer:

                    (a) An executed copy of this Agreement, the Master Receivables Purchase Agreement, the Premium Side Letter and each of the other Transaction Documents (other than Hedging Arrangements not then executed, which shall be subject to the review and approval procedures of Section 5.3 hereof).

                    (b) Any other fees or amounts due and payable on the Closing Date in accordance with the Premium Side Letter.

                    (c) Such other documents, approvals, consents, instruments, certificates or opinions as the Collateral Agent or the Secured Parties shall reasonably request.

                    (d) A copy of the resolutions of the Board of Directors of AmeriCredit, certified by its Secretary approving the execution, delivery and performance by it (and the Debtor) of this Agreement, the Master Receivables Purchase Agreement, the Trust Agreement and the other Transactions Documents to be delivered by it (and the Debtor) hereunder or thereunder and all other documents evidencing necessary corporate action (including shareholders consents) and government approvals, if any.

                    (e) A copy of the resolutions of the Board of Directors of AMTN, certified by its Secretary approving the execution, delivery and performance by it of this Agreement, the Master Receivables Purchase Agreement, the Trust Agreement and the other Transactions Documents to be delivered by it hereunder or thereunder and all other documents evidencing necessary corporate action (including shareholders consents, if any) and government approvals, if any.

                    (f) The certificate of trust of the Debtor certified by the Secretary of State of the State of Delaware dated a date reasonably prior to the Closing Date.

                    (g) The certificate of incorporation of AmeriCredit certified by the Secretary of State of the State of Delaware dated a date reasonably prior to the Closing Date.

                    (h) The certificate of incorporation of AMTN certified by the Secretary of State of the State of Delaware dated a date reasonably prior to the Closing Date.

                    (i) (i) The articles of incorporation of the Trustee certified by an officer of the Trustee dated a date reasonably prior to the Closing Date and (ii) a power of attorney granted by the Trust in favor of Bankers Trust (Delaware).

                    (j) A Good Standing Certificate for the Debtor issued by the Secretary of State of the State of Delaware and certificates of qualification as a foreign trust issued by the Secretary of State or other similar official of each jurisdiction where such qualification is material to the transactions contemplated by this Agreement, the Master Receivables Purchase Agreement and the other Transaction Documents, in each case, dated a date reasonably prior to the Closing Date.

                    (k) A Good Standing Certificate for AmeriCredit issued by the Secretary of State of the State of Delaware and certificates of qualification as a foreign corporation issued by the Secretary of State or other similar official of Texas and California, in each case, dated a date reasonably prior to the Closing Date.

                    (l) A Good Standing Certificate for AMTN issued by the Secretary of State of the State of Delaware and certificates of qualification as a foreign corporation issued by the Secretary of State or other similar official of each jurisdiction where such qualification is material to the transactions contemplated by this Agreement, the Master Receivables Purchase Agreement and the other Transaction Documents, in each case, dated a date reasonably prior to the Closing Date.

                    (m) A Good Standing Certificate for the Trustee issued by the Secretary of State of the State of Delaware, dated a date reasonably prior to the Closing Date.

                    (n)  [Intentionally Omitted].

                    (o) A Certificate of the Secretary of AmeriCredit substantially in the form of Exhibit I hereto.

                    (p) A Certificate of the Secretary of AMTN substantially in the form of Exhibit I hereto.

                    (q) A Certificate of the Secretary of the Trustee substantially in the form of Exhibit I hereto.

                    (r) Acknowledgement copies of proper financing statements (Form UCC-1), naming AmeriCredit as the debtor/seller in favor of the Debtor as secured party/purchaser and the Collateral Agent, for the benefit of the Secured Parties, as assignee of the secured party/purchaser or other similar instruments or documents as may be necessary or in the reasonable opinion of the Collateral Agent desirable under the UCC of all appropriate jurisdictions or any comparable law to perfect the Debtor's interest in the Receivables, Related Security and Collections, free and clear of any Adverse Claim.

                    (s) Acknowledgement copies of proper financing statements (Form UCC-1), naming AMTN as the debtor/seller in favor of the Debtor as secured party/purchaser and the Collateral Agent, for the benefit of the Secured Parties, as assignee of the secured party/purchaser or other similar instruments or documents as may be necessary or in the reasonable opinion of the Collateral Agent desirable under the UCC of all appropriate jurisdictions or any comparable law to perfect the Debtor's interest in the Receivables, Related Security and Collections, free and clear of any Adverse Claim.

                    (t) Acknowledgement copies of proper financing statements (Form UCC-1), naming the Debtor as the debtor in favor of the Collateral Agent, for the benefit of the Secured Parties, or other similar instruments or documents as may be necessary or in the reasonable opinion of the Collateral Agent desirable under the UCC of all appropriate jurisdictions or any comparable law to perfect the Collateral Agent's security interest in the Collateral, including all Receivables, Related Security and Collections, free and clear of any Adverse Claim.

                    (u) Copies of proper financing statements (Form UCC-3), if any, necessary to terminate all security interests and other rights of any person in the Receivables, Related Security and Collections, previously granted by AmeriCredit.

                    (v) Copies of proper financing statements (Form UCC-3), if any, necessary to terminate all security interests and other rights of any person in the Receivables, Related Security and Collections, previously granted by AMTN.

                    (w) Copies of proper financing statements (Form UCC-3), if any, necessary to terminate all security interests and other rights of any person in the Collateral, including the Receivables, Related Security and Collections, previously granted by the Debtor.

                    (x) Certified copies of request for information or copies (Form UCC-11) (or a similar search report certified by parties acceptable to the Collateral Agent) dated a date reasonably near the date of the Initial Funding listing all effective financing statements which name the Debtor, AmeriCredit or AMTN (under its present name and any previous name) as debtor and which are filed in jurisdictions in which the filings were made pursuant to items (p), (q) and (r) above together with copies of such financing statements with respect to AMTN and the Debtor, and, with respect to AmeriCredit, as may be requested by the Note Insurer or its counsel (none of which shall cover any Receivables or Contracts).

                    (y) Executed copies of the Lock-Box Agreement relating to the Lock-Box Account.

                    (z) An opinion of Dewey Ballantine LLP, special counsel to the Debtor, AmeriCredit and AMTN, in form and substance satisfactory to the Note Insurer and the Note Insurer's counsel.

                    (aa) An opinion of Dewey Ballantine LLP, special counsel to the Debtor, AmeriCredit and AMTN, covering certain bankruptcy and insolvency matters (i.e. "true sale" and non-consolidation) in form and substance satisfactory to the Note Insurer and the Note Insurer's counsel.

                    (bb) The Note, duly executed by the Debtor and appropriately completed.

                    (cc) Executed copies of the documentation relating to any Hedging Arrangement.

                    (dd) Such other documents, approvals, consents, instruments, certificates or opinions as the Collateral Agent or the Secured Parties shall reasonably request.

                                   ARTICLE V

                                   COVENANTS

     SECTION 5.1.   Affirmative Covenants of the Debtor and AmeriCredit.  At
                    ---------------------------------------------------
all times from the date hereof to the date on which all Secured Obligations have been paid in full in cash, unless the Collateral Agent and the Secured Parties shall otherwise consent in writing:

                    (a)  Financial Reporting and Other Information.  AmeriCredit
                         -----------------------------------------
and AMTN shall, and shall cause the Debtor and each of the Debtor's, AmeriCredit's and AMTN's Subsidiaries to, maintain, for itself and each of its respective Subsidiaries, a system of accounting established and administered in accordance with GAAP, and furnish to the Note Insurer and the Collateral Agent:

                    (i)  Annual Reporting.  As soon as available and in any
                         ----------------
event within 90 days (or the next succeeding Business Day if the last day of such period is not a Business Day) after the end of each fiscal year, a copy of the audited consolidated financial statements for such year for AmeriCredit Corp. and its consolidated Subsidiaries prepared in accordance with GAAP and any management letter (which letter shall be furnished as soon as available) prepared by independent certified public accountants acceptable to the Note Insurer, certified, without qualification by such accountants and each other report or statement sent to shareholders or publicly filed by AmeriCredit Corp. or the Debtor.

                    (ii) Quarterly Reporting.  As soon as available and in any
                         -------------------
event within 45 days (or the next succeeding Business Day if the last day of such period is not a Business Day) after the end of each of the first three quarters of each fiscal year of AmeriCredit Corp., a consolidated balance sheet of AmeriCredit Corp. and its consolidated Subsidiaries as of the end of such quarter and including the prior comparable period, and a consolidated statement of income of AmeriCredit Corp. and its consolidated Subsidiaries for such quarter and for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, certified by the chief financial officer or chief accounting officer of AmeriCredit Corp. identifying such documents as being the documents described in this Section 5.1(a)(ii) and stating that the information set forth therein fairly presents the financial condition of AmeriCredit Corp. and its consolidated Subsidiaries as of and for the periods then ended, subject to year-end adjustments consisting only of normal, recurring accruals.

                    (iii)   Compliance Certificate.  Together with the financial
                            ----------------------
statements required pursuant to clauses (i) and (ii) above, a compliance certificate signed by AmeriCredit Corp.'s chief financial officer, treasurer or authorized officer who shall hold the office of a Vice President or above, stating that (x) the attached financial statements have been prepared in accordance with GAAP and accurately reflect the financial condition of the Debtor or AmeriCredit Corp. as applicable and (y) to the best of such Person's knowledge, no Termination and Amortization Event or Potential Termination and Amortization Event exists, or if any Termination and Amortization Event or Potential Termination and Amortization Event exists, stating the nature and status thereof and showing the computation of, and showing compliance with, each of the financial ratios and restrictions set forth in Section 6.1(x), (y) and
(z) hereof.

                    (iv)    Shareholders Statements and Reports.  Promptly upon
                            -----------------------------------
the furnishing thereof to the shareholders of AmeriCredit Corp., copies of all financial statements, reports and proxy statements so furnished.

                    (v)     S.E.C. Filings.  Promptly upon the filing thereof,
                            --------------
copies of all registration statements and annual, quarterly, monthly or other regular reports which AmeriCredit Corp. or any Subsidiary files with the Securities and Exchange Commission, other than any reports on Form 8-K filed with respect to securitizations unrelated to this Agreement or the transactions contemplated hereby.

                    (vi)    Notice of Termination and Amortization Events or
                            ------------------------------------------------
Potential Termination and Amortization Events, Etc. (A) As soon as possible and
--------------------------------------------------
in any event within two (2) days after the occurrence of each Termination and Amortization Event or each Potential Termination and Amortization Event, a statement of the chief financial officer, chief accounting officer or treasurer of the Servicer setting forth details of such Termination and Amortization Event or Potential Termination and Amortization Event and the action which the Debtor proposes to take with respect thereto, which information shall be updated promptly from time to time; (B) promptly after the Debtor obtains knowledge thereof, notice of any Termination and Amortization Event, litigation, investigation or proceeding that may exist at any time between the Servicer and any Person that may result in a Material Adverse Effect or any litigation or proceeding relating to any Transaction Document; and (C) promptly after the occurrence thereof, notice of any Material Adverse Effect.

                    (vii)   Change in Credit and Collection Policy and Debt
                            -----------------------------------------------
Ratings. Within ten (10) days after the date any material change in or amendment
-------
to the Credit and Collection Policy is made, a copy of the Credit and Collection Policy then in effect indicating such change or amendment. Within five (5) days after the date of any change in AmeriCredit's or AmeriCredit Corp.'s public or private debt ratings, if any, a written certification of AmeriCredit's or AmeriCredit Corp.'s public and private debt ratings after giving effect to any such change.

                    (viii)  ERISA.  Promptly after the filing or receiving
                            -----
thereof, copies of all reports and notices with respect to any Reportable Event (as defined in Article IV of ERISA) which the Debtor, AmeriCredit, AMTN or any ERISA Affiliate of the Debtor, AmeriCredit or AMTN files under ERISA with the Internal Revenue Service, the Pension Benefit Guaranty Corporation or the U.S. Department of Labor or which the Debtor, AmeriCredit, AMTN or any ERISA Affiliates of the Debtor, AmeriCredit or AMTN receives from the Internal Revenue Service, the Pension Benefit Guaranty Corporation or the U.S. Department of Labor.

                    (ix)    Change in Accountants or Accounting Policy.
                            ------------------------------------------
Promptly, notice of any change in the accountants or material change in accounting policy of either the Debtor, AmeriCredit Corp., AmeriCredit or AMTN.

                    (x)     Other Information.  Such other information
                            -----------------
(including non-financial information) with respect to the Debtor, AmeriCredit Corp., AmeriCredit, AMTN or any of their respective Subsidiaries as the Note Insurer, the Collateral Agent or any Secured Party may from time to time reasonably request.

                    (b)     Conduct of Business.  (i) AmeriCredit and AMTN shall
                            -------------------
cause the Debtor and each of the Debtor's, AmeriCredit's and AMTN's Subsidiaries to, carry on and conduct its business in substantially the same manner and in substantially the same fields of enterprise as it is presently conducted and do all things necessary to remain duly organized, validly existing and in good standing as a domestic corporation in its jurisdiction of organization and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted and (ii) the Debtor and AMTN shall at all times be a wholly-owned Subsidiary of AmeriCredit.

                    (c)     Compliance with Laws. AmeriCredit or AMTN shall, and
                            --------------------
shall cause the Debtor and each of the Debtor's, AmeriCredit's and AMTN's Subsidiaries to, comply with all laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it or its respective properties may be subject.

                    (d)     Furnishing of Information and Inspection of Records.
                            ---------------------------------------------------
AmeriCredit or AMTN shall, and shall cause the Debtor to, furnish to the Note Insurer from time to time such information with respect to the Receivables as the Note Insurer may reasonably request, including, without limitation, listings identifying the Obligor and the outstanding balance for each Receivable. AmeriCredit or AMTN shall, and shall cause the Debtor to, at any time and from time to time, during regular business hours and, provided that a Termination and Amortization Event or Potential Termination and Amortization Event shall not have occurred and be continuing, upon reasonable prior notice, permit the Collateral Agent or any Secured Party, or their agents or representatives, (i) to examine and make copies of and take abstracts from all Records and (ii) to visit the offices and properties of the Debtor, AmeriCredit or AMTN, as applicable, for the purpose of examining such Records, and to discuss matters relating to Receivables or the Debtor's, AmeriCredit's or AMTN's performance hereunder and under the other Transaction Documents to which such Person is a party with any of the officers, directors, employees or independent public accountants of the Debtor, AmeriCredit or AMTN, as applicable, having knowledge of such matters.

          (e)   Offices, Records and Books of Account. The Debtor (i) shall keep
                -------------------------------------
its principal place of business and chief executive office (as such terms or similar terms are used in the UCC) and the office where it keeps its records concerning the Receivables at the address of the Debtor set forth in Section 9.3 hereof or at any other locations in jurisdictions where all actions requested by the Secured Parties to protect and perfect the interest of the Collateral Agent, for the benefit of the Secured Parties, in the Collateral have been taken and completed and (ii) shall provide the Collateral Agent with at least 30 days' written notice before making any change in the Debtor's name or making any other change in the Debtor's identity or corporate structure that could render any UCC financing statement filed in connection with this Agreement seriously misleading as such term (or similar term) is used in the UCC. Each notice to the Collateral Agent pursuant to the foregoing sentence shall set forth the applicable change and the effective date thereof. AmeriCredit or AMTN shall, and shall cause the Debtor to, maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Receivables in the event of the destruction of the originals thereof), and keep and maintain, all documents, books, records and other information reasonably necessary or advisable for the collection of all Receivables (including, without limitation, records adequate to permit the daily identification of each new Receivable and all Collections of and adjustments to each existing Receivable). AmeriCredit or AMTN shall, and shall cause the Debtor to, give the Note Insurer notice of any material change in the administrative and operating procedures of the Debtor, AmeriCredit or AMTN, as applicable, referred to in the previous sentence.

          (f)   Performance and Compliance with Contracts Related to the
                --------------------------------------------------------
Receivables. AmeriCredit or AMTN, at their expense, shall, and shall cause the
-----------
Debtor to, timely and fully perform and comply with all material provisions, covenants and other promises required to be observed by the Debtor, AmeriCredit or AMTN under the Contracts related to the Receivables.

          (g)   Credit and Collection Policies. AmeriCredit or AMTN shall, and
                ------------------------------
shall cause the Debtor to, comply in all material respects with the Credit and Collection Policy in regard to each Receivable and the related Contract.

          (h)   Collections. AmeriCredit or AMTN shall, and shall cause the
                -----------
Debtor to, instruct all Obligors to cause all Collections to be deposited directly to a Lock-Box Account.

          (i)   Collections Received. AmeriCredit or AMTN shall, and shall cause
                --------------------
the Debtor to, hold in trust, and deposit, immediately, but in any event not later than forty-eight (48) hours of its receipt thereof, to the Collection Account all Collections received from time to time by the Debtor, AmeriCredit or AMTN, as the case may be.

          (j)   Contribution Treatment. AmeriCredit or AMTN shall not, and shall
          ----- ----------------------
not permit the Debtor to, account for (including for accounting and tax purposes), or otherwise treat, the transactions contemplated by the Master Receivables Purchase Agreement in any manner other than as a contribution of Receivables by AmeriCredit or AMTN, as applicable, to the Debtor. In addition, AmeriCredit or AMTN shall, and shall cause the Debtor to, disclose (in a footnote or otherwise) in all of its respective financial statements (including any such financial statements consolidated with any other Persons' financial statements) the existence and nature of the transactions contemplated by the Master Receivables Purchase Agreement and the interest of the Debtor (in the case of AmeriCredit's or AMTN's financial statements) in the Affected Assets.

          (k)   Separate Business.  (a)  The Debtor shall be a limited purpose
                -----------------
entity whose primary activities are restricted in the Trust Agreement to (i) purchasing or otherwise acquiring from AmeriCredit or AMTN, owning, holding, granting security interests or selling interests in Affected Assets, (ii) entering into agreements for the selling, financing and servicing of the Affected Assets, and (iii) conducting such other activities as it deems necessary or appropriate to carry out its primary activities. The Debtor shall not create any Subsidiaries or divisions. The Debtor shall not engage in any business other than the transactions contemplated by the Transaction Documents. The Debtor shall at all times (a) to the extent the Debtor's office is located in the offices of AmeriCredit, AMTN or any Affiliate of AmeriCredit or AMTN, pay fair market rent for its executive office space located in such offices, (b) maintain the Debtor's books, financial statements, accounting records and other trust documents and records separate from those of AmeriCredit, AMTN or any other entity, (c) not commingle the Debtor's assets with those of AmeriCredit, AMTN or any other entity, (d) act solely in its own name and through its own authorized officers and agents, (e) make investments directly or by brokers engaged and paid by the Debtor or its agents (provided that if any such agent is
                                              --------
an Affiliate of the Debtor it shall be compensated at a fair market rate for its services), (f) separately manage its liabilities from those of AmeriCredit, AMTN or any Affiliates of AmeriCredit or AMTN and pay its own liabilities, including all administrative expenses, from its own separate assets, except that AmeriCredit may pay the organizational expenses of the Debtor, and (g) pay from the Debtor's assets all obligations and indebtedness of any kind incurred by the Debtor. The Debtor shall abide by all trust formalities, and the Debtor shall cause its financial statements to be prepared in accordance with GAAP in a manner that indicates the separate existence of the Debtor and its assets and liabilities. The Debtor shall (i) pay all its liabilities, (ii) not assume the liabilities of AmeriCredit, AMTN or any Affiliate of AmeriCredit or AMTN, (iii) not lend funds or extend credit to AmeriCredit, AMTN or any Affiliate of AmeriCredit or AMTN and (iv) not guarantee the liabilities of AmeriCredit, AMTN or any Affiliates of AmeriCredit or AMTN. The officers of the Debtor (as appropriate) shall make decisions with respect to the business and daily operations of the Debtor independent of and not dictated by any controlling entity. The Debtor shall not engage in any business not permitted by the Trust Agreement as in effect on the Closing Date.

          (l)   Trust Agreement.  The Debtor shall only amend, alter, change or
                ---------------
repeal the Trust Agreement with the prior written consent of the Collateral Agent and the Note Insurer.

      SECTION 5.2.    Negative Covenants of Debtor, AMTN and AmeriCredit.  At
                      --------------------------------------------------
all times from the date hereof to the date on which all Secured Obligations shall have been paid in full in cash, unless the Collateral Agent and the Secured Parties shall otherwise consent in writing:

               (a)    No Sales, Liens, Etc.  Except as otherwise provided herein
                      --------------------
and in the Master Receivables Purchase Agreement, AmeriCredit and AMTN shall not, and shall not permit the Debtor to, sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Adverse Claim (or the filing of any financing statement) upon or with respect to any of the Affected Assets, or any account which concentrates in a Lock-Box Bank to which any Collections of any Receivable are sent, or assign any right to receive income in respect thereof.

          (b)   Extensions and Amendments of Receivables.  AmeriCredit or AMTN
                ----------------------------------------
shall not, and shall not permit the Debtor to, extend, amend or otherwise modify the terms of any Receivable, or amend, modify or waive any term or condition of any Contract related thereto, except in accordance with the Terms of Section 2.2(c) of the Servicing Agreement.

          (c)   No Amendment of Master Receivables Purchase Agreement.
                -----------------------------------------------------
AmeriCredit or AMTN shall not, and shall not permit the Debtor to, amend, supplement or otherwise modify the Master Receivables Purchase Agreement or waive any provision thereof, in each case except with the prior written consent of the Collateral Agent and the Secured Parties; nor shall AmeriCredit or AMTN take, or permit the Debtor to take, any other action under the Master Receivables Purchase Agreement that could have a material adverse effect on the
Note Insurer, the Purchaser or any other Owner or which is inconsistent with the terms of this Agreement.

          (d)   No Change in Business or Credit and Collection Policy.
                -----------------------------------------------------
AmeriCredit or AMTN shall not, and shall not permit the Debtor to, make any change in the character of its business or in the Credit and Collection Policy, which change would, in either case (i) impair the collectibility of any Receivable or (ii) otherwise have a Material Adverse Effect.

          (e)   No Mergers, Sale of Assets, Etc. AmeriCredit or AMTN shall not,
                -------------------------------
and shall not permit the Debtor to, (i) consolidate or merge with or into any other Person, or (ii) sell, lease or transfer all or substantially all of its assets to any other Person; provided, however, that no such sale shall be deemed
                            --------  -------
to occur solely as a result of a Take-Out or solely as a result of the sale of Contracts and related Receivables which are released to the Debtor pursuant to
Section 2.16 hereof.

          (f)   Change in Payment Instructions to Obligors. AmeriCredit or AMTN
                ------------------------------------------
shall not, and shall not permit the Debtor or the Servicer to, add or terminate any bank as a Lock-Box Bank or any account as a Lock-Box Account to or from those listed in Exhibit A hereto or make any change in its instructions to Obligors regarding payments to be made to any Lock-Box Account, unless (i) such instructions are to deposit such payments to another existing Lock-Box Account or (ii) the Collateral Agent and the Note Insurer shall have received written notice of such addition, termination or change at least 30 days prior thereto and the Collateral Agent and the Note Insurer shall have received a Lock-Box Agreement executed by each new Lock-Box Bank or existing Lock-Box Bank, as applicable, with respect to each new Lock-Box Account.

          (g)   Change of Name, Etc. AmeriCredit or AMTN shall not, and shall
                --------------------
not permit the Debtor to, change its name, identity or structure or the location of its chief executive office, unless at least 30 days prior to the effective date of any such change the Debtor,

AmeriCredit or AMTN, as applicable, delivers to the Collateral Agent (i) such documents, instruments or agreements, executed by the Debtor or the Collateral Agent, as applicable, as are necessary to reflect such change and to continue the perfection of the Collateral Agent's security interest in the Collateral and
(ii) new or revised Lock-Box Agreements executed by the Lock-Box Banks which reflect such change and enable the Note Insurer to continue to exercise its rights contained in Section 2.6 hereof.

          (h)   Contribution Treatment. AmeriCredit or AMTN shall not, and shall
                ----------------------
not permit the Debtor to account for (including for accounting and tax purposes), or otherwise treat, the transactions contemplated by the Master Receivables Purchase Agreement in any manner other than as a contribution of Receivables by AmeriCredit or AMTN, as applicable, to the Debtor.

          (i)   Other Debt.  Except as provided for herein, the Debtor shall not
                ----------
create, incur, assume or suffer to exist any indebtedness whether current or funded, or any other liability other than indebtedness of the Debtor representing fees, expenses and indemnities arising hereunder or under the Master Receivables Purchase Agreement for the purchase price of the Receivables under the Master Receivables Purchase Agreement.

          (j)   ERISA Matters.  The Servicer shall not, and shall not permit
                -------------
AmeriCredit, AMTN or the Debtor to, (i) engage or permit any of its respective ERISA Affiliates to engage in any prohibited transaction (as defined in Section 4975 of the Code and Section 406 of ERISA) for which an exemption is not available or has not previously been obtained from the U.S. Department of Labor;
(ii) permit to exist any accumulated funding deficiency (as defined in Section 302(a) of ERISA and Section 412(a) of the Code) or funding deficiency with respect to any Benefit Plan other than a Multiemployer Plan; (iii) fail to make any payments to any Multiemployer Plan that the Debtor, AmeriCredit, AMTN or any ERISA Affiliate of the Debtor, AmeriCredit or AMTN is required to make under the agreement relating to such Multiemployer Plan or any law pertaining thereto;
(iv) terminate any Benefit Plan so as to result in any liability; (v) permit to exist any occurrence of any reportable event described in Title IV of ERISA which represents a material risk of a liability to the Debtor, AmeriCredit, AMTN or any ERISA Affiliate of the Debtor, AmeriCredit or AMTN under ERISA or the Code; or (vi) take any action or fail to take any action which shall give rise to a lien under Section 302(f) of ERISA or cause the Internal Revenue Service to indicate its intention in writing or to file a notice of lien asserting a claim or claims pursuant to the Code with regard to any assets of the Debtor, AmeriCredit, AMTN or any ERISA Affiliate or cause the Pension Benefit Guaranty Corporation to indicate its intention in writing to file a notice of lien asserting a claim pursuant to ERISA with regard to any assets of the Debtor, AmeriCredit, AMTN or any ERISA Affiliate or to terminate any Benefit Plan, or to take any steps to terminate any Benefit Plan, if such prohibited transactions, accumulated funding deficiencies, payments, terminations, reportable events and actions or inactions occurring within any fiscal year of the Debtor, AmeriCredit and AMTN, in the aggregate, involve a payment of money or an incurrence of liability by the Debtor, AmeriCredit, AMTN or any ERISA Affiliate of the Debtor, AmeriCredit or AMTN, in an amount in excess of $10,000.

          (k)   Payment to AmeriCredit and AMTN.  With respect to any Receivable
          ----- -------------------------------
sold by AmeriCredit or AMTN to the Debtor, AmeriCredit or AMTN shall, and shall cause the Debtor to, effect such sale under, and pursuant to the terms of, the Master Receivables Purchase Agreement, including, without limitation, the payment by the Debtor in cash to AmeriCredit or AMTN, as the case may be, an amount equal to the purchase price for such Receivable as required by the terms of the Master Receivables Purchase Agreement.

               (l) the Debtor shall not engage in any business or activity other than set forth in its organizational documents;

               (m) the Debtor shall not, without the affirmative vote of 100% of the its Certificateholders, institute proceedings to be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition seeking or consent to reorganization or relief under any applicable federal or state law relating to bankruptcy, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator of the corporation or substantial part of its property, or make any assignment for the benefit of creditors, or admit in writing its inability to pay its debts generally as they become due, or take corporate action in furtherance of any such action.

               (n) the Debtor shall not amend, change or repeal its Certificate of Incorporation as in effect on the date hereof with the prior written consent of the Collateral Agent and the Note Insurer.

       SECTION 5.3.    Hedging Arrangements.  The Debtor shall (a) at or prior
                       --------------------
to the time of any Receivables Delivery, provide to the Note Insurer, and the Collateral Agent an Officer's Certificate stating that the Servicer has Hedging Arrangements in place satisfying the conditions of this Section 5.3 as set forth below, and (b) in connection with any Servicer's Certificate provided hereunder and to the extent not previously provided, provide an executed copy of all existing Hedging Arrangements, which Hedging Arrangements shall be satisfactory to the Collateral Agent, and with respect to which the Debtor shall be the beneficiary, in respect of an aggregate notional amount equal to the lesser of
(i) the Net Investment and (ii) the Net Receivables Balance, and if such Hedging Arrangement is a swap, not greater than the Net Investment related to such swap.

          On each Delivery Date, the notional balance of the Hedging Arrangement shall be in an amount equal to the lesser of (i) the Net Investment and (ii) the Net Receivables Balance and, in the case of a swap, not exceeding the Net Receivables Balance (including any Receivables to be added in connection with such Funding). The form, structure and counterparty to each Hedging Arrangement shall be acceptable to the Note Insurer and the Collateral Agent (and which, unless such Hedging Agreement is a cap agreement, shall be submitted to the Note Insurer and the Collateral Agent for their prior review) and must be in full force and effect at all times during which the Net Receivables Balance is greater than zero (however such required amount may be reduced for the period of time between the pricing and the funding of a structured financing utilizing receivables released to the Debtor pursuant to Section 2.16 hereof by the Aggregate Outstanding Balance of such Receivables). Any counterparty to a Hedging Arrangement shall have a long-term unsecured debt rating from Moody's and S&P of at least "A2" and "A", respectively.

          With respect to any Hedging Arrangement, (i) on and after the occurrence of a Termination and Amortization Event or Potential Termination and Amortization Event, the Note Insurer shall have the right, in its sole discretion, to direct the Debtor's actions with respect thereto and (ii) the related amortization schedule shall be approved by the Note Insurer.

          Any Hedging Arrangement relating to a Receivables Delivery which is an interest rate cap agreement shall consist of the following requirements (each interest rate cap agreement meeting the following requirements, an "Interest Rate Cap" and collectively, the "Interest Rate Caps"): (i) any such counterparty thereto not rated at least "A" by S&P or "A2" by Moody's shall be approved in writing by the Note Insurer, Moody's and S&P; (ii) each Interest Rate Cap shall be documented in form and substance reasonably acceptable to the
Note Insurer; (iii) the strike rate of any Interest Rate Cap shall be set at a level that will not result in a Net Spread Deficiency; (iv) all amounts payable by the counterparty thereunder shall be required to be paid by such counterparty directly to the Collection Account; (v) the notional amount thereunder shall amortize according to the scheduled amortization of the Receivables funded on such Receivables Delivery Date assuming zero prepayments and zero defaults with respect to such Receivables; (vi) the Interest Rate Cap shall cover at least 100% of the lesser of (a) the Net Investment and (b) the Net Receivables Balance and must be in effect for at least as long as the latest maturing Receivables securing the Net Investment; and (vii) the Effective Date shall be no later than the Receivables Delivery Date.

       SECTION 5.4.    Affirmative Covenants of the Servicer.  At all times from
                       -------------------------------------
the date hereof to the date on which all Secured Obligations have been paid in full in cash, unless the Collateral Agent and the Secured Parties shall otherwise consent in writing:

                  (a)  Conduct of Business.  The Servicer shall, and shall cause
                       -------------------
each of its Subsidiaries to, carry on and conduct its business in substantially the same manner and in substantially the same fields of enterprise as it is presently conducted and do all things necessary to remain duly incorporated, validly existing and in good standing as a domestic corporation in its jurisdiction of incorporation and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted.

                  (b)  Compliance with Laws.  The Servicer shall, and shall
                       --------------------
cause each 0f its Subsidiaries to, comply with all laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it or its respective properties may be subject.

                  (c)   Furnishing of Information and Inspection of Records.
                        ---------------------------------------------------
The Servicer shall furnish to the Note Insurer and the Collateral Agent from time to time such information with respect to the Receivables as the Note Insurer or the Collateral Agent may reasonably request (at the Servicer's expense), including, without limitation, listings identifying the Obligor and the outstanding balance for each Receivable. The Servicer shall, at any time and from time to time during regular business hours and, provided that a Termination and Amortization Event or Potential Termination and Amortization Event shall not have occurred and be continuing, upon reasonable prior notice, permit the Collateral Agent or any Secured Party, or their agents or representatives, (i) to examine and make copies of and take abstracts from all Records and (ii) to visit the offices and properties of the Servicer for the purpose of examining such Records, and to discuss matters relating to Receivables or its performance hereunder and under the other Transaction Documents to which it is a party with any of the officers, directors, employees or independent public accountants of the Servicer having knowledge of such matters.

               (d)   Keeping of Records and Books of Account.  The Servicer
                     ---------------------------------------
shall maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Receivables in the event of the destruction of the originals thereof), and keep and maintain, all documents, books, records and other information reasonably necessary or advisable for the collection of all Receivables (including, without limitation, records adequate to permit the daily identification of each new Receivable and all Collections of and adjustments to each existing Receivable). The Servicer shall give the Note Insurer notice of any material change in its administrative and operating procedures referred to in the previous sentence.

               (e)   Notice of Collateral Agent's Interest.  In the event that
                     -------------------------------------
the Debtor, AmeriCredit or AMTN shall sell or otherwise transfer any interest in accounts receivable, the Servicer shall disclose on any computer tapes or other documents or instruments provided by the Servicer in connection with any such sale or transfer the Debtor's ownership of the Receivables and the Servicer's interest therein.

               (f)   Credit and Collection Policies.  The Servicer shall comply
                     ------------------------------
in all material respects with the Credit and Collection Policy with respect to each Receivable and the related Contract.

               (g)   Collections.  The Servicer shall instruct all Obligors to
                     -----------
cause all Collections to be deposited directly to a Lock-Box Account.

               (h)   Collections Received.  The Servicer shall hold in trust,
                     --------------------
and deposit, immediately, but in any event not later than forty-eight (48) hours of its receipt thereof, to a Lock-Box Account all Collections received by it from time to time.

               (i)   Change in Accountants or Accounting Policies.  The Servicer
                     --------------------------------------------
shall promptly notify the Note Insurer of any change in its accountants or material change in its accounting policy.

     SECTION 5.5.  Negative Covenants of the Servicer.  At all times from
                   ----------------------------------
the date hereof to the date on which all Secured Obligations shall have been paid in full in cash, unless the Collateral Agent and the Secured Parties shall otherwise consent in writing:

               (a)   Extensions or Amendments of Receivables. The Servicer
                     ---------------------------------------
shall not extend, amend or otherwise modify the terms of any Receivable, or amend, modify or waive any term or condition of any Contract related thereto, except in accordance with the Terms of Section 2.2(c) of the Servicing Agreement.

               (b)   No Change in Business or Credit and Collection Policy. The
                     -----------------------------------------------------
Servicer shall not make any change in the character of its business or in the Credit and Collection Policy, which change would, in either case, impair the collectibility of any Receivable or otherwise have a Material Adverse Effect.

             (c)   No Mergers, Etc.  The Servicer shall not (i) consolidate or
                   ---------------
merge with or into any other Person or (ii) sell, lease or transfer all or substantially all of its assets to any other Person.

             (d)   Change in Payment Instructions to Obligors.  The Servicer
                   ------------------------------------------
shall not add or terminate any bank as a Lock-Box Bank or any account as a Lock-Box Account to or from those listed in Exhibit A hereto or make any change in its instructions to Obligors regarding payments to be made to any Lock-Box Account, unless (i) such instructions are to deposit such payments to another existing Lock-Box Account or (ii) the Note Insurer shall have received written notice of such addition, termination or change at least 30 days prior thereto and the Collateral Agent shall have received a Lock-Box Agreement executed by each new Lock-Box Bank or existing Lock-Box Bank, as applicable, with respect to each new Lock-Box Account.

                                   ARTICLE VI

           TERMINATION AND AMORTIZATION EVENTS; OPTIONAL TERMINATION

          SECTION 6.1.  Termination and Amortization Events.  The occurrence of
                        -----------------------------------
any one or more of the following events shall constitute a Termination and Amortization Event:

                    (a) any representation or warranty made by AmeriCredit or AMTN in this Agreement, the Master Receivables Purchase Agreement (other than the representations and warranties relating to the Receivables) or in any other Transaction Document shall prove to have been incorrect in any material respect when made or deemed made, or AmeriCredit or AMTN shall fail to perform any covenant in this Agreement or any other Transaction Document; or

                    (b) AmeriCredit or AMTN shall fail to make any payment or deposit to be made by it hereunder or under the Note Purchase Agreement, the Servicing and Custodian Agreement or the Insurance Agreement when due hereunder or thereunder; or

                    (c) any Event of Bankruptcy shall occur with respect to the Debtor, AmeriCredit or AMTN; or

                    (d) an "Event of Default" shall have occurred and be continuing under the Insurance Agreement; or

                    (e) the Debtor shall at any time not be in compliance with the requirements of Section 5.3 hereof and such noncompliance shall continue for five (5) days; or

                    (f) any event of default by the Debtor under the Hedge Agreement, as defined by the ISDA guidelines with respect to the related hedge type; or

                    (g) the long-term debt rating of any hedge counterparty under a Hedge Agreement is either A-/A3 or below or withdrawn or suspended (unless a new hedge counterparty reasonably acceptable to the Note Insurer replaces such hedge counterparty within 10 business days or Collateral acceptable to the Note Insurer is transferred by the hedge counterparty to the Debtor pursuant to a Collateral Agreement (as defined in the Hedge Agreement) within 10 business days); or

               (h) the Collateral Agent, on behalf of the Secured Parties, shall, for any reason, fail to have a valid and perfected security interest in the Collateral, including, without limitation, the Receivables and Related Security and Collections with respect thereto, free and clear of any Adverse Claim; or

               (i) there shall have occurred any material adverse change in the operations of AmeriCredit since the Closing Date which materially adversely affects AmeriCredit's ability to service the Receivables or to perform under the Servicing Agreement (or any other agreement pursuant to which it is then servicing the Receivables), the Insurance Agreement, the Master Receivables Purchase Agreement or any other Transaction Document; or

               (j) a final judgment for the payment of money in excess of $10,000,000 shall have been rendered against AmeriCredit or AMTN by a court of competent jurisdiction and AmeriCredit or AMTN shall not have either (1) discharged or provided for the discharge of such judgment in accordance with its terms, or (2) perfected a timely appeal of such judgment and caused the execution thereof to be stayed (by supercedes or otherwise) pending such appeal or (ii) AmeriCredit or AMTN shall have made payments of amounts in excess of $15,000,000 in settlement of any litigation unless covered by insurance; or

               (k)   a claim shall have been made under the Note Policy; or

               (l) during the Revolving Period only, a Yield Supplement Account Shortfall exists, and continues for a period of five (5) Business Days; or

               (m) a Reserve Account Shortfall exists at the close of business on any Delivery Date, and remains uncured at the close of business on the fifth (5/th/) Business Day following such Delivery Date; or

               (n) an unwaived event of default by AmeriCredit or AMTN which continues for 10 or more days under any material agreement for borrowed money exceeding $5,000,000 to which any such Person is a party; or the default by the Debtor, AmeriCredit, AMTN or any Subsidiary of the Debtor or AmeriCredit in the performance of any term, provision or condition contained in any agreement to which any such Person is a party and under which any Indebtedness owing by the Debtor, AmeriCredit, AMTN or any Subsidiary of the Debtor, AmeriCredit or AMTN greater than such respective amounts was created or is governed, regardless of whether such event is an "event of default" or "default" under any such agreement; or any Indebtedness owing by the Debtor, AmeriCredit, AMTN or any Subsidiary of the Debtor, AmeriCredit or AMTN greater than such respective amounts shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled payment) prior to the date of maturity thereof; or

               (o) the Portfolio Delinquency Ratio averaged for the three most recent Determination Dates shall exceed 5.50%; or

               (p) the Portfolio Net Loss Ratio for any Determination Date shall exceed 8.00%; or

               (q) the Portfolio Repossession Ratio, as measured on a 3-month rolling average basis, is greater than 1.5%; or

               (r) the Cumulative Net Loss Ratio exceeds the amount specified for the related Determination Date in Exhibit M hereto; or

               (s) the weighted average AmeriCredit Score for all Receivables shall at any time be less than 220 or more than 5.00% of the Receivables shall have an AmeriCredit Score below 200; or

               (t) the average Monthly Extension Ratios for the three most recent Determination Dates shall exceed 2.50%; or

               (u) the weighted average remaining maturity of the Receivables shall exceed 65 months; or

               (v) during the Revolving Period only, the Net Investment exceeds the Borrowing Base, for five (5) consecutive days following any Borrowing Base Determination Date; o r

               (w) a Net Spread Deficiency exists, and such deficiency continues for a period of more than five (5) Business Days; or

               (x) the Tangible Net Worth of AmeriCredit Corp. shall be less than $600,000,000 for any period of twenty (20) consecutive days; or

               (y) the ratio of AmeriCredit Corp.'s Securitization Assets to its Tangible Net Worth exceeds 2.5x; or

               (z) the ratio (on a rolling two quarter average basis) of AmeriCredit Corp.'s Adjusted EBITDA for the two most recent financial quarters to its Interest Expense for the two most recent financial quarters shall be less than 1.2x; or

               (aa) the Servicer or the Note Insurer shall have been informed in writing by either Rating Agency that the risk covered by the Note Policy shall no longer carry a shadow rating of at least BBB from S&P or Baa2 from Moody's and the failure to maintain either such shadow rating shall continue for a period of five (5) days from the date that such notice is provided; or

               (bb) one or more courts of competent jurisdiction have issued final, non-appealable orders to the effect that the Collateral Agent is not the secured party with respect to Financed Vehicles financed under Receivables with an Aggregate Outstanding Balance (i.e., as of the date upon which such Receivables were originated), equal to 5.00% or more of the Aggregate Outstanding Balance of all Receivables owned by the Debtor; or

          (cc) AmeriCredit shall enter into any transaction or merger whereby it is not the surviving entity (other than internal re-organization), or AMTN or the Debtor shall enter into any merger regardless of the surviving entity; or

          (dd) the periodic due diligence by the Note Insurer (or its designee) as permitted by the Transaction Documents, reveals that Receivables representing more than 10% of the sample reviewed (which sample must be of a reasonably statistically significant size) displays material non-compliance with the standards described in the Credit and Collection Policy; or

          (ee) except as permitted by the transaction documents, any assignment by AmeriCredit of its rights and obligations under the Transaction Documents without the prior written consent of the Note Insurer; or

          (ff) the Trust becomes an "investment company" within the meaning of the Investment Company Act of 1940; or

          (gg) AMTN fails to repurchase Receivables in connection with a breach of representation or warranty relating to the Receivables or due to an incomplete or defective Receivable File, or as a result of the related Lien Certificate not having been received by the Custodian by the 181st day following the origination date of the related Receivable; or

          (hh) AmeriCredit is removed as servicer or is provided with notice of servicer non-renewal on any outstanding term asset-backed transaction; or

          (ii) during any calendar quarter commencing with the third calendar quarter of 2001, the daily average percentage of MTN Eligible Receivables as a portion of MTN Eligible Collateral is less than 50%; or

          (jj) more than 30% of the Eligible Receivables held as Collateral have Contracts which provide for 72 monthly payments; or

          (kk) the Weighted Average AmeriCredit Score for all of the Eligible Receivables held as Collateral which have Contracts which provide for 72 monthly payments is less than 230; or

          (ll)  a Servicer Termination Event occurs.

     In addition to the Termination and Amortization Events listed above, the following Termination and Amortization Events apply only during the Regular Amortization Period and only with respect to the Regular Amortization Receivables Pool:

          (a) on any Determination Date, the Regular Amortization Period Cumulative Net Loss Ratio exceeds the amount (based on weighted average pool seasoning in months) specified for the related Determination Date in Exhibit M hereto; or

          (b) on any Determination Date during the Regular Amortization Period, the Delinquency Ratio, averaged for the 3 most recent Determination Dates, exceeds the level specified for such Determination Date in Exhibit N hereto; or

          (c) on any Determination Date during the Regular Amortization Period, the Default Ratio exceeds the level specified for such Determination Date in Exhibit O hereto; or

          (d) (i) on any of the seventh through thirteenth Determination Dates during the Regular Amortization Period, the Annualized Net Loss Ratio for Receivables held as Collateral, exceeds 10%; or (ii) on any Determination Dates during the Regular Amortization Period thereafter, the Annualized Net Loss Ratio for Receivables held as Collateral, exceeds 11%.

     SECTION 6.2.   Termination.  Upon the occurrence of any Termination and
                    -----------
Amortization Event hereunder, the Rapid Amortization Period shall commence, unless the Note Insurer otherwise waives in writing such Termination and Amortization Event. No waiver of any Termination and Amortization Event hereunder shall be effective without the prior written consent of the Note Insurer.

          The Debtor and the Servicer agree that they shall take all actions (including reliening of the certificates of title or other title documents in the name of the Collateral Agent on behalf of the Secured Parties) and execute all documents as may be necessary or requested by the Collateral Agent or the
Note Insurer to perfect its interest in the Collateral, including, without limitation, to perfect the Collateral Agent's security interest in the Financed Vehicles. Each of the Debtor, AmeriCredit and AMTN hereby grant to the Collateral Agent, on behalf of the Secured Parties, a power of attorney to act in its place and stead to take all actions as may be necessary to perfect the Collateral Agent's security interest in the Financed Vehicles. Each of AmeriCredit, AMTN and the Debtor acknowledge that such power of attorney is irrevocable and is coupled with an interest. In connection with any sale of the Receivables by the Collateral Agent after the occurrence of a Termination and Amortization Event, the Debtor shall have, for a period of five (5) Business Days after notice of such proposed sale from or on behalf of the Secured Parties, the right to repurchase the Receivables and related Contracts for a price, payable in immediately available funds, in an amount equal to the then outstanding Secured Obligations.

     SECTION 6.3.   Optional Redemption of Note.  On any Remittance Date (i)
                    ---------------------------
following the occurrence of a Termination and Amortization Event (which Termination and Amortization Event itself occurs on or after the twelfth (12/th/) Remittance Date), the Note Insurer, on not fewer than fifteen (15) prior Business Days' written notice delivered to the Debtor, the Servicer, the Collateral Agent and the Purchaser may, or (ii) on or after the twenty-fourth (24/th/ Remittance Date, the Debtor not fewer than fifteen (15) prior Business Day's written notice delivered to the Note Insurer, the Purchaser and the Collateral Agent, may, redeem the Note, in whole or in part, on, in each case for a purchase price equal to the Net Investment then outstanding, plus all accrued and unpaid Note Interest, to the date of payment; and provided that all amounts, if any, then due and owing to the Note Insurer, the Collateral Agent and the Servicer are paid in full in cash. The purchase price shall be applied as set forth in Section 6.5 hereof.

     SECTION 6.4.   Optional Purchase of All Receivables. (a) On the last day of
                    ------------------------------------
any Settlement Period during the Amortization Period as of which the Aggregate Outstanding Balance of all Receivables shall be less than or equal to 10% of the Aggregate Outstanding Balance of all Receivables as of the beginning of the Amortization Period, the Servicer and AMTN each shall have the option to purchase the Trust Estate, other than the Accounts (with the consent of the Note Insurer if such purchase would result in a claim on the Note Policy or would result in any amount owing to the Note Insurer under the Insurance Agreement remaining unpaid); provided, however, that the amount to be paid for such purchase (as set forth in the following sentence) shall be sufficient to pay the full amount of principal, premium, if any, and interest then due and payable on the Notes and the Certificates and any amount then due and owed to the Note Insurer. To exercise such option, the Servicer or AMTN, as the case may be, shall deposit in the Collection Account an amount equal to the aggregate Purchase Amount for the Receivables (including Liquidated Receivables), plus the appraised value of any other property held by the Trust and any amount then due and owed to the Note Insurer, such value to be determined by an appraiser mutually agreed upon by the Servicer, the Note Insurer and the Collateral Agent, and shall succeed to all interests in and to the Trust.

          (b) Notice of any termination of the Trust shall be given to the Trustee, the Collateral Agent, the Note Insurer and the Rating Agencies as soon as practicable after the Servicer has received notice thereof.

          (c)  All amounts deposited in the Collection Account pursuant to this
Section 6.4 shall be applied as set forth in Section 6.5 hereof.

     SECTION 6.5.   Proceeds.  The proceeds from the sale, disposition or
                    --------
liquidation of the Receivables pursuant to Section 6.2 hereof, in connection with any optional redemption of the Note pursuant to Section 6.3 hereof, or in connection with the optional purchase of all Receivables pursuant to Section 6.4 hereof, shall be treated as Prepayment Amounts and applied pursuant to Section
2.4 hereof.

                                  ARTICLE VII

                             THE COLLATERAL AGENT

     SECTION 7.1.   Duties of the Collateral Agent. The Secured Parties hereby
                    ------------------------------
appoint The Chase Manhattan Bank to act solely on their behalf as Collateral Agent hereunder, and The Chase Manhattan Bank hereby accepts such appointment. The Collateral Agent, both prior to the occurrence of a Termination and Amortization Event hereunder and after a Termination and Amortization Event shall have been cured or waived, shall undertake to perform such duties and only such duties as are specifically set forth in this Agreement. The Collateral Agent shall at all times after the occurrence of a Termination and Amortization Event which has not been cured or waived exercise such of the rights and powers vested in it pursuant to this Agreement using the same degree of care and skill as a prudent person would exercise or use in the conduct of his or her own affairs.

          All Collections received by the Collateral Agent from the Servicer or otherwise will, pending remittance to the Secured Parties entitled thereto, be held in trust by the Collateral Agent for the benefit of the Secured Parties and together with all other payment obligations of the Debtor hereunder owing to the Secured Parties shall be payable to the Secured Parties in accordance with the provisions of Article III hereof.

     SECTION 7.2.   Compensation and Indemnification of Collateral Agent. The
                    ----------------------------------------------------
Collateral Agent shall be compensated for its activities hereunder and reimbursed for reasonable out-of-pocket expenses (including, but not limited to, (i) securities transaction charges not waived due to the Collateral Agent's receipt of a payment from a financial institution with respect to certain Eligible Investments and (ii) the compensation and expenses of its counsel and agents) pursuant to a separate letter agreement between the Collateral Agent and the Debtor. All such amounts shall be payable from funds available therefor in accordance with Section 2.3(a)(iv) and (xiii) hereof. Notwithstanding any other provisions in this Agreement, the Collateral Agent shall not be liable for any liabilities, costs or expenses of the Debtor arising under any tax law, including without limitation any Federal, state or local income or franchise taxes or any other tax imposed on or measured by income (or any interest or penalties with respect thereto or from a failure to comply therewith).

          (a) Each of the Debtor and AmeriCredit shall, jointly and severally, indemnify the Collateral Agent, its officers, directors, employees and agents for, and hold it harmless against any loss, liability or expense incurred without willful misconduct, gross negligence or bad faith on its part, arising out of or in connection with (i) the acceptance or administration of this Agreement, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties under this Agreement and (ii) the negligence, willful misconduct or bad faith of the Debtor in the performance of its duties hereunder. All such amounts shall be payable in accordance with Section 2.3(a)(iv) and (xiii) hereof. The provisions of this Section 7.2 shall survive the termination of this Agreement or the earlier resignation or removal of the Collateral Agent.

     SECTION 7.3.   [Intentionally Omitted].
                    -----------------------

     SECTION 7.4.   Liability of the Collateral Agent.
                    ---------------------------------

          (a) The Collateral Agent shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Collateral Agent in such capacity herein. No implied covenants or obligations shall be read into this Agreement against the Collateral Agent and, in the absence of bad faith on the part of the Collateral Agent, the Collateral Agent may conclusively rely on the truth of the statements and the correctness of the opinions expressed in any certificates or opinions furnished to the Collateral Agent and conforming to the requirements of this Agreement.

          (b) The Collateral Agent shall not be liable for an error of judgment made in good faith by an authorized officer, unless it shall be conclusively proved in a judicial proceeding that the Collateral Agent shall have been negligent in ascertaining the pertinent facts of which the Collateral Agent is required by the terms of this Agreement or any other Transaction Documents to make itself aware.

          (c) The Collateral Agent shall not be liable with respect to any action taken, suffered or omitted to be taken in good faith in accordance with this Agreement or at the direction of a Secured Party relating to the exercise of any power conferred upon the Collateral Agent under this Agreement.

          (d) The Collateral Agent shall not be charged with knowledge of any Termination and Amortization Event unless an authorized officer obtains actual knowledge of such event or the Collateral Agent receives written notice of such event from the Debtor, the Purchaser, any other Owner, any other Secured Party or the Note Insurer, as the case may be.

          (e) Without limiting the generality of this Section 7.4, the Collateral Agent shall have no duty (i) to see to any recording, filing or depositing of this Agreement or any other Transaction Document or any financing statement or continuation statement evidencing a security interest in the Receivables or the Financed Vehicles, or to see to the maintenance of any such recording or filing or depositing or to any recording, refiling or redepositing of any thereof, (ii) to see to any insurance of the Financed Vehicles or Obligors or to effect or maintain any such insurance, (iii) to see to the payment or discharge of any tax, assessment or other governmental charge or any Lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Receivables, (iv) to confirm or verify the contents of any reports or certificates of the Servicer or the Debtor delivered to the Collateral Agent pursuant to this Agreement believed by the Collateral Agent to be genuine and to have been signed or presented by the proper party or parties or (v) to inspect the Financed Vehicles at any time or ascertain or inquire as to the performance or observance of any of the Debtor's or the Servicer's representations, warranties or covenants or the Servicer's duties and obligations as Servicer and as custodian of books, records, files and computer records relating to the Receivables.

          (f) The Collateral Agent shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there shall be reasonable ground for believing that the repayment of such funds or indemnity satisfactory to it against such risk or liability shall not be assured to it, and none of the provisions contained in this Agreement shall in any event require the Collateral Agent to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer under this Agreement.

          (g) The Collateral Agent may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, officer's certificate, any Servicer's Certificate, certificate of auditors, or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties.

          (h) The Collateral Agent may consult with counsel and any opinion of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it under this Agreement in good faith and in accordance with such opinion of counsel.

          (i) The Collateral Agent shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement or to institute, conduct or defend any litigation under this Agreement or in relation to this Agreement, at the request, order or direction of the Note Insurer pursuant to the provisions of this Agreement, unless the Note Insurer shall have offered to the Collateral Agent reasonable security or indemnity against the costs, expenses and liabilities that may be incurred therein or thereby; nothing contained in this Agreement, however, shall relieve the Collateral Agent of its obligations, upon the occurrence of a Termination and Amortization Event (that shall not have been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

          (j) The Collateral Agent shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement.

          (k) Prior to the occurrence of a Termination and Amortization Event and before the Collateral Agent has received notice of such Termination and Amortization Event and after the waiver of any Termination and Amortization Event that may have occurred, the Collateral Agent shall not be bound to make any investigation into the facts of matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by a Secured Party; provided, however, that if the payment within a
                          --------  -------
reasonable time to the Collateral Agent of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation shall be, in the opinion of the Collateral Agent, not reasonably assured by the Debtor, the Collateral Agent may require reasonable indemnity against such cost, expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Debtor or, if paid by the Collateral Agent, shall be reimbursed by the Debtor upon demand.

          (l) The Collateral Agent may execute any of the trusts or powers hereunder or perform any duties under this Agreement either directly or by or through agents or attorneys or a custodian. The Collateral Agent shall not be responsible for any misconduct or negligence of any such Agent or custodian appointed with due care by it hereunder.

          (m) The Collateral Agent shall have no obligation to invest and reinvest any cash held in the applicable Eligible Deposit Account in the absence of timely and specific written investment direction of the Servicer. In no event shall the Collateral Agent be liable for the selection of investments or for investment losses incurred thereon by reason of investment performance, nor shall the Collateral Agent shall have any liability in respect of losses incurred as a result of the liquidation of any investment prior to its stated maturity or the failure to be provided with timely written investment direction from the Servicer.

          (n) The Collateral Agent may at any time resign by giving 30 days written notice of resignation to the Debtor, the Servicer, AMTN and the Note Insurer. Upon receiving such notice of resignation, the Servicer, with the consent of the Note Insurer, shall promptly appoint a successor and, upon the acceptance by the successor of such appointment, release the resigning Collateral Agent from its obligations hereunder by written instrument, a copy of which instrument shall be delivered to each of the Debtor, the Servicer, AMTN and the Note Insurer, the resigning Collateral Agent and the successor. If no successor shall have been so appointed and have accepted appointment within 45 days after the giving of such notice of resignation, the resigning Collateral Agent may petition any court of competent jurisdiction for the appointment of a successor.

     SECTION 7.5.   [Intentionally Omitted].
                    -----------------------

     SECTION 7.6.   Limitation on Liability of the Collateral Agent and Others.
                    ----------------------------------------------------------
The directors, officers, employees or agents of the Collateral Agent shall not be under any liability to the Note Insurer, any Secured Party or any other Person hereunder or pursuant to any document delivered hereunder, it being expressly understood that all such liability is expressly waived and released as a condition of, and as consideration for, the execution of this Agreement; provided, however, that this provision shall not protect the directors,
--------  -------
officers, employees and agents of the Collateral Agent against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. Except as provided in Section 7.4 hereof, the Collateral Agent shall not be under any liability to any Secured Party or any other Person for any action taken or for refraining from the taking of any action in its capacity as Collateral Agent pursuant to this Agreement whether arising from express or implied duties under this Agreement; provided, however,
                                                             --------  -------
that this provision shall not protect the Collateral Agent against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Collateral Agent may rely in good faith on any document of any kind prima facie properly executed and submitted by
                                  ----- -----
any Person respecting any matters arising hereunder. The Collateral Agent shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to administer the Collections and the Collection Account in accordance with this Agreement which in its reasonable opinion may involve it in any expense or liability.

                                 ARTICLE VIII

                          THE SECURITIES INTERMEDIARY

     SECTION 8.1.   Duties of the Securities Intermediary. The Chase Manhattan
                    -------------------------------------
Bank, in its capacity as Securities Intermediary hereunder, hereby undertakes and agrees to act as "security intermediary" (as such term is defined in Section 8-501 of the Uniform Commercial Code as in effect in the State of New York (the "New York UCC")) in connection with the securities accounts hereinafter referred
 ------------
to in this Article 8 and all securities, security entitlements, cash and other property held from time to time in such securities accounts). In such capacity, the Securities Intermediary will establish each of the Collection Account, the Reserve Account, the Funding Account and the Yield Supplement Account as an Eligible Account.

     SECTION 8.2.   Representations, Warranties and Covenants of the Securities
                    -----------------------------------------------------------
Intermediary.  The Securities Intermediary represents, warrants and covenants
------------
that:

          (i) It shall not change the name or account number of the Collection Account, the Funding Account, the Yield Supplement Account or the Reserve Account (collectively, the "Collateral Agent Accounts") without the prior
                            -------------------------
written consent of the Collateral Agent and the Note Insurer;

          (ii) All securities or other property comprising any financial assets deposited in or credited to the Collateral Agent Accounts shall be registered in the name of the Securities Intermediary or the Collateral Agent or in blank or shall be credited to another securities account or accounts maintained in the name of the Securities Intermediary, and in no case shall any financial asset deposited in or credited to any such account be registered in the name of the Debtor, payable to the order of the Debtor or specially endorsed to the Debtor, except to the extent the foregoing have been specifically endorsed to the Securities Intermediary or in blank;

          (iii) All property delivered to the Securities Intermediary pursuant to this Agreement for deposit in or credit to the Collateral Agent Accounts shall be promptly credited to such account;

          (iv) Each of the Collateral Agent Accounts is and shall remain a "securities account" as such term is defined in Section 8-501(a) of the New York UCC, and the Securities Intermediary agrees that each item of property (whether investment property, financial asset, security, instrument or cash) deposited in or credited to each such account shall be treated as a "financial asset" within the meaning of Section 8-102(a)(9) of the New York UCC and that, subject to the terms of this Agreement, the Securities Intermediary will treat the Collateral Agent as the holder of a security entitlement in and as entitled to exercise the rights that comprise any financial asset deposited in or credited to such account;

          (v) The Chase Manhattan Bank, in the ordinary course of its business maintains securities accounts for others and is acting in that capacity in exercising its rights and discharging its duties hereunder; and

          (vi) If at any time the Securities Intermediary shall receive any notification from the Collateral Agent directing transfer or redemption of any financial asset relating to the Collateral Agent Accounts, the Securities Intermediary shall comply with such entitlement order without further consent by the Debtor or any other person.

     SECTION 8.3.   Governing Law for Certain Securities Intermediary Matters.
                    ---------------------------------------------------------
Without limiting the generality of Section 9.4 of this Agreement, the parties agree that both this Agreement, the Collateral Agent Accounts shall be governed by the laws of the State of New York. Regardless of any provision in any other agreement, for purposes of the New York UCC, New York shall be deemed to be the Securities Intermediary's jurisdiction and the Collateral Agent Accounts (as well as all of the securities entitlements related thereto) shall be governed by the laws of the State of New York.

                                  ARTICLE IX

                                 MISCELLANEOUS

     SECTION 9.1.   Term of Agreement.  This Agreement shall terminate on the
                    -----------------
date immediately following the date upon which all Secured Obligations have been paid in full in cash; provided, however, that (i) the rights and remedies of the
                      --------  -------
Collateral Agent, the Note Insurer, and the Secured Parties with respect to any representation and warranty made or deemed to be made by the Debtor, AmeriCredit, AMTN or the Servicer pursuant to this Agreement, (ii) the indemnification and payment provisions of Article VII, and (iii) the agreement set forth in Section 9.9 hereof, shall be continuing and shall survive any termination of this Agreement.

     SECTION 9.2.   Waivers; Amendments.
                    -------------------

          (a) No failure or delay on the part of the Collateral Agent, the Note Insurer or any of the Secured Parties in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other further exercise thereof or the exercise of any other power, right or remedy. The rights and remedies herein provided shall be cumulative and nonexclusive of any rights or remedies provided by law.

          (b) Any provision of this Agreement or any of the Transaction Documents may be amended or waived if, but only if, such amendment is in writing and is signed by the Debtor, the Servicer and the Purchaser and the Note Insurer (and, if the Servicing and Custodian Agreement or the rights or duties of the Collateral Agent are affected thereby, by the Collateral Agent).

       Prior to the execution of any amendment to this Agreement, the Collateral Agent shall be entitled to receive and conclusively rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent to such execution and delivery have been satisfied. The Collateral Agent may, but shall not be obligated to enter into any such amendment which affects the Collateral Agent's own rights, duties or immunities under this Agreement.

     SECTION 9.3.   Notices. Except as provided below, all communications and
                    -------
notices provided for hereunder shall be in writing (including bank wire, telex, telecopy or electronic facsimile transmission or similar writing) and shall be given to the other party at its address or telecopy number set forth below or at such other address or telecopy number as such party may hereafter specify for the purposes of notice to such party. Each such notice or other communication shall be effective (i) if given by telecopy, when such telecopy is transmitted to the telecopy number specified in this Section 9.3 and confirmation is received, (ii) if given by mail three (3) Business Days following such posting, if postage prepaid, or if sent via U.S. certified or registered mail, (iii) if given by overnight courier, one (1) Business Day after deposit thereof with a national overnight courier service, or (iv) if given by any other means, when received at the address specified in this Section 9.3. However, the absence of such confirmation shall not affect the validity of such notice. If the written confirmation differs in any material respect from the action taken by the Purchaser, the records of the Purchaser shall govern absent manifest error.

          If to the Purchaser:

               Meridian Funding Company, LLC
               c/o MBIA Insurance Corporation
               113 King Street
               Armonk, NY 10504
               Attention: Group Managing Directors-Conduits
               Telephone: 914-273-4545
               Telecopy: 914-765-3979
               (with a copy to the Note Insurer)

          If to the Debtor:

               AmeriCredit MTN Receivables Trust II
               c/o Bankers Trust (Delaware)
               E.A. Delle Donne Corporate Center
               Montgomery Building
               1011Centre Road, Suite 200
               Wilmington, Delaware 19805
               Attention:  Corporate Trust Administration


               with a  copy to:

               Bankers Trust Company
               4 Albany Street
               New York, New York 10006
               Attention:  Asset Backed Finance Unit

               and a copy to:

               AmeriCredit Financial Services, Inc.
               801 Cherry Street
               Suite 3900
               Fort Worth, Texas 76102
               Attention: Treasury Department
               Telephone: (817) 302-7022
               Telecopy:  (817) 302-7942

          If to the Trustee:

               Bankers Trust Company
               4 Albany Street
               New York, New York 10006
               Attention:  Asset Backed Finance Unit

          If to AmeriCredit or the Servicer:

               AmeriCredit Financial Services, Inc.
               801 Cherry Street
               Suite 3900
               Fort Worth, Texas 76102
               Attention: Treasury Department
               Telephone: (817) 302-7022
               Telecopy: (817) 302-7942

          If to AMTN:

               AmeriCredit MTN Corp. II
               801 Cherry Street
               Suite 4000
               Fort Worth, Texas 76102
               Attention: Treasury Department
               Telephone: (817) 302-7082
               Telecopy: (817) 302-7915

          If to the Note Insurer:

               MBIA Insurance Corporation
               113 King Street
               Armonk, NY 10504
               Attention: Insured Portfolio Management - SF
               Telephone: 914-273-4545
               Telecopy: 914-765-3810


          If to the Collateral Agent or the Securities Intermediary:

               The Chase Manhattan Bank
               450 W. 33rd Street
               New York, NY 10001
               Attention:  AmeriCredit MTN Receivables Trust II
               Telephone: 212-946-3651
               Telecopy: 212-946-8302

     SECTION 9.4.   Governing Law; Submission to Jurisdiction; Waiver of Jury
                    ---------------------------------------------------------
Trial; Integration; Appointment of Agent for Service of Process.
---------------------------------------------------------------

               (a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAW PROVISIONS THEREOF. EACH OF THE DEBTOR, AMERICREDIT, AMTN AND THE SERVICER HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN THE CITY OF NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. Each of the Debtor, AmeriCredit, AMTN and the Servicer hereby irrevocably waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. Nothing in this Section 9.4 shall affect the right of the Purchaser to bring any action or proceeding against the Debtor, AmeriCredit, AMTN or the Servicer or their respective properties in the courts of other jurisdictions.

               (b) EACH OF THE PARTIES HERETO HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE AMONG ANY OF THEM ARISING OUT OF, CONNECTED WITH, RELATING TO OR INCIDENTAL TO THE RELATIONSHIP BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS.

               (c) This Agreement contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire Agreement between the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.

               (d) The Debtor, AmeriCredit, AMTN and the Servicer each hereby appoint Corporation Servicing Company, located at 80 State Street, Albany, New York 12207-2543, as the authorized agent upon whom process may be served in any action arising out of or based upon this Agreement, the other Transaction Documents to which such Person is a party or the transactions contemplated hereby or thereby that may be instituted in the United States District Court for the Southern District of New York and of any New York State court sitting in the City of New York by the Purchaser, the Note Insurer, any other Owner, the Collateral Agent or any assignee of any of them.

     SECTION 9.5.   Counterparts; Severability. This Agreement may be executed
                    --------------------------
in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     SECTION 9.6.   Successors and Assigns.
                    ----------------------

               (a) This Agreement shall be binding on the parties hereto and their respective successors and assigns; provided, however, that none of the
                                         --------  -------
Debtor, AmeriCredit, AMTN or the Servicer may assign any of its rights or delegate any of its duties hereunder or under the Master Receivables Purchase Agreement or under any of the other Transaction Documents without the prior written consent of the Collateral Agent. No provision of this Agreement shall in any manner restrict the ability of the Collateral Agent to assign, participate, grant security interests in, or otherwise transfer any portion of the Collateral.

               (b) Each of the Debtor, AmeriCredit, AMTN and the Servicer hereby consents to and acknowledges the assignment by the Purchaser of all of its rights under, interest in and title to this Agreement, the Note and the Collateral to the Note Insurer.

     SECTION 9.7.   Waiver of Confidentiality. Each of the Debtor, AmeriCredit,
                    -------------------------
AMTN and the Servicer hereby consents to the disclosure of any non-public information with respect to it received by any Secured Party, the Collateral Agent or the Note Insurer to any of the Purchaser, any nationally recognized rating agency rating the Purchaser's medium term notes, the Note Insurer or any Secured Party, in relation to this Agreement.

     SECTION 9.8.   Confidentiality Agreement.  Each of the Debtor, AmeriCredit
                    -------------------------
and AMTN hereby agrees that it shall not disclose the contents of this Agreement or any other proprietary or confidential information of any of the Secured Parties, the Collateral Agent or the Note Insurer to any other Person except (i) its auditors and attorneys, employees or financial advisors (other than any commercial bank) and any nationally recognized rating agency; provided such auditors, attorneys, employees, financial advisors or rating agencies are informed of the highly confidential nature of such information or (ii) as otherwise required (x) by applicable law, (y) under the Securities Exchange Act of 1934, as amended, in connection with an offering of securities issued by the Debtor or an Affiliate thereof, or (z) by order of a court of competent jurisdiction (provided, however, that in the case of this clause (ii) no such disclosure shall occur without the prior review by the Note Insurer of the material to be disclosed).

     SECTION 9.9.   No Bankruptcy Petition Against the Purchaser, AMTN, or the
                    ----------------------------------------------------------
Debtor.  Each of the Debtor, AmeriCredit, AMTN and the Servicer hereby covenants
------
and agrees that, prior to the date which is one year and one day after the payment in full of all outstanding indebtedness of the Purchaser, it shall not institute against, or join any other Person in instituting against, the Purchaser, AMTN or the Debtor or any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

     SECTION 9.10.  Further Assurances. The Debtor agrees to do such further
                    ------------------
acts and things and to execute and deliver to the Secured Parties, the Note Insurer or the Collateral Agent such additional assignments, agreements, powers and instruments as are required by each of them to carry into effect the purposes of this Agreement or to better assure and confirm unto each of them their rights, powers and remedies hereunder.

     SECTION 9.11.  Characterization of the Transactions Contemplated by the
                    --------------------------------------------------------
Agreement; Tax Treatment.
------------------------

               (a) The parties hereto agree that this Agreement shall constitute a security agreement under applicable law. The Debtor hereby assigns to the Collateral Agent, for the benefit of the Secured Parties, all of its rights and remedies under (i) the Master Receivables Purchase Agreement with respect to the Receivables and with respect to any obligations thereunder of each of AmeriCredit and AMTN with respect to the Receivables and (ii) under or in connection with any Hedging Arrangement. The Collateral Agent agrees that upon any release of a Receivable or Contract to the Debtor, the Collateral Agent shall be deemed to have released its security interest therein and reassigned to the Debtor all of the Collateral Agent's rights under the Master Receivables Purchase Agreement with respect to such Receivable or Contract. The Debtor agrees that neither it nor the Servicer shall give any consent or waiver required or permitted to be given under the Master Receivables Purchase Agreement with respect to the Receivables or the Contracts without the prior consent of the Collateral Agent and the Note Insurer.

               (b) Each of the parties hereto agrees to treat the transactions contemplated by this Agreement as a financing for federal income tax purposes and further agree to file on a timely basis all federal and other income tax returns consistent with such treatment.

     SECTION 9.12.  Responsibilities of the Debtor.  Anything herein to the
                    ------------------------------
contrary notwithstanding, the Debtor shall (i) perform all of its obligations under the Contracts related to the Receivables to the same extent as if interests in such Receivables had not been pledged hereunder and the exercise by the Collateral Agent or any Secured Party of their rights hereunder shall not relieve the Debtor from such obligations and (ii) pay when due any taxes, including, without limitation, any sales taxes payable in connection with the Receivables and their creation and satisfaction. Neither the Collateral Agent nor any Secured Party shall have any obligation or liability with respect to any Receivable or related Contracts, nor shall any of them be obligated to perform any of the obligations of the Debtor thereunder.

     SECTION 9.13.  Headings.  Section headings used in this Agreement are for
                    --------
convenience of reference only and shall not affect the construction or interpretation of this Agreement.

     SECTION 9.14.  Limitation on Liability.  It is expressly understood and
                    -----------------------
agreed by the parties hereto that (a) this Agreement is executed and delivered by Bankers Trust (Delaware), not individually or personally but solely as Trustee of the Debtor, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Debtor is made and intended not as a personal representation, undertaking and agreement by Bankers Trust (Delaware) but is made and intended for the purpose for binding only the Debtor, (c) nothing herein contained shall be construed as creating any liability on Bankers Trust (Delaware), individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and

(d) under no circumstances shall Bankers Trust (Delaware) be personally liable for the payment of any indebtedness or expenses of the Debtor or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Debtor under this Agreement or any other related documents; provided, however, that no provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, its action in bad faith or its own willful misconduct.

     SECTION 9.15.  Binding Effect.  This Agreement shall be binding upon and
                    --------------
shall inure to the benefit of the parties hereto and their respective successors and assigns. In addition, each of the Secured Parties shall be an express third party beneficiary hereof entitled to enforce the terms hereof as if it were a party hereto. Concurrently with the appointment of a successor Collateral Agent under the Security Agreement, the parties hereto shall amend this Agreement to make said Collateral Agent, the successor to the Collateral Agent hereunder.

     SECTION 9.16.  Effect of Note Insurer Default.  Upon the occurrence of a
                    ------------------------------
Note Insurer Default, and for so long as such Note Insurer Default continues, all rights of the Note Insurer shall vest in the Purchaser; provided, however, that all rights of the Note Insurer shall be immediately reinstated upon cure of such Note Insurer Default.

          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.

                          AMERICREDIT MTN RECEIVABLES TRUST II,
                            as Debtor


                          By: BANKERS TRUST (DELAWARE), not in its
                            individual capacity but solely as Trustee


                              By: _______________________________
                                  Name:
                                  Title:


                          AMERICREDIT FINANCIAL SERVICES, INC.,
                            individually and as Servicer


                          By: ______________________________
                              Name:
                              Title:


                          AMERICREDIT MTN CORP. II,
                            individually


                          By: ______________________________
                              Name:
                              Title:

                          THE CHASE MANHATTAN BANK,
                            as Collateral Agent and as Securities Intermediary


                           By: _____________________________
                               Name:
                               Title:

                                   EXHIBIT A

                 List of Lock-Box Banks and Lock-Box Accounts
                 --------------------------------------------

Bank One (Arizona)

                                   EXHIBIT B

                          Form of Lock-Box Agreement
                          --------------------------

                                   EXHIBIT C

                                 Form of Note
                                 ------------

                                   EXHIBIT D

                            [Intentionally Omitted]
                            -----------------------

                                   EXHIBIT E

                           List of Actions and Suits
                           -------------------------

None.

                                   EXHIBIT F

                       Schedule of Locations of Records
                       --------------------------------


AmeriCredit Financial Services, Inc.
4001 Embarcadero Drive
Arlington, Texas 76014

                                   EXHIBIT G

                List of Subsidiaries, Divisions and Tradenames
                ----------------------------------------------

None.

                                   EXHIBIT H

                           [Intentionally Omitted.]
                            ----------------------

                                   EXHIBIT I

                        Form of Secretary's Certificate
                        -------------------------------

                                   EXHIBIT J

                            [Intentionally Omitted]
                            -----------------------

                                   EXHIBIT K

                            Form of Take-Out Notice
                            -----------------------

                                   EXHIBIT L

                            Form of Delivery Notice
                            -----------------------

                                   EXHIBIT M

                           Cumulative Net Loss Table
                           -------------------------

-----------------------------
Seasoning       Trigger Rate
in Months
-----------------------------
3                   0.50%
-----------------------------
6                   2.50%
-----------------------------
9                   5.20%
-----------------------------
12                  7.10%
-----------------------------
15                  9.00%
-----------------------------
18                 10.90%
-----------------------------
21                 12.60%
-----------------------------
24                 13.60%
-----------------------------
27                 14.60%
-----------------------------
30                 15.60%
-----------------------------
33                 16.20%
-----------------------------
36                 16.60%
-----------------------------
39                 16.90%
-----------------------------
42                 17.10%
-----------------------------

                                   EXHIBIT N

                            Delinquency Ratio Table
                            -----------------------

-----------------------------------
Weighted Average       Trigger Rate
Seasoning of Pool
-----------------------------------
1 - 12 months              5.00%
-----------------------------------
13 - 24 months             5.50%
-----------------------------------
25 - 48 months             6.50%
-----------------------------------
49 - 72 months             7.00%
-----------------------------------

                                   EXHIBIT O

                              Default Ratio Table
                              -------------------

--------------------------------------------
Weighted Average
Seasoning of Pool      Default Rate Trigger
--------------------------------------------
    1-3 months                   4.15%
--------------------------------------------
    4-6 months                   7.00%
--------------------------------------------
    7-9 months                   9.98%
--------------------------------------------
    10-12 months                13.36%
--------------------------------------------
    13-15 months                16.50%
--------------------------------------------
    16-18 months                17.83%
--------------------------------------------
    19-21 months                19.78%
--------------------------------------------
    22-24 months                21.29%
--------------------------------------------
    25-27 months                22.44%
--------------------------------------------
    28-30 months                23.27%
--------------------------------------------
    31-33 months                23.85%
--------------------------------------------
    34-36 months                24.23%
--------------------------------------------
    37-39 months                24.47%
--------------------------------------------
    40-42 months                24.59%
--------------------------------------------
    43-45 months                24.64%
--------------------------------------------
    46-48 months                24.66%
--------------------------------------------
    49-51 months                24.67%
--------------------------------------------
    52-54 months                24.68%
--------------------------------------------
    55-57 months                24.69%
--------------------------------------------
    58-60 months                24.70%
--------------------------------------------
    61-63 months                24.70%
--------------------------------------------
    64-66 months                24.70%
--------------------------------------------
    67-69 months                24.70%
--------------------------------------------
    70-72 months                24.70%
--------------------------------------------

                                   EXHIBIT P

                        Collateral Agent's Fee Schedule
                        -------------------------------

                                   EXHIBIT Q

                            Trustee's Fee Schedule
                            ----------------------